UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

July 31, 2014

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

(formerly known as Columbia Oregon Intermediate Municipal Bond Fund)

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	32
Federal Income Tax Information	33
Trustees and Officers	34
Board Consideration and Approval of Advisory Agreement	37
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Performance Overview

Performance Summary

>  Columbia AMT-Free Oregon Intermediate Muni Bond Fund (the Fund) Class A shares returned 5.43% excluding sales charges for the 12-month period that ended July 31, 2014. Class Z shares of the Fund returned 5.61% for the same time period.

>  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 6.09% over the same one-year period.

>  The Fund's modest shortfall relative to the benchmark was the result of a slightly shorter duration and somewhat lower exposure to strong-performing A-rated issues, which are in limited supply in Oregon. Duration is a measure of interest rate sensitivity.

Average Annual Total Returns (%) (for period ended July 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		5.43	3.89	3.79
Including sales charges		2.03	3.20	3.28
Class B	11/01/02
Excluding sales charges		4.63	3.11	3.01
Including sales charges		1.63	3.11	3.01
Class C	10/13/03
Excluding sales charges		4.93	3.47	3.37
Including sales charges		3.93	3.47	3.37
Class R4*	03/19/13	5.58	4.13	4.04
Class R5*	11/08/12	5.64	4.15	4.05
Class Z	07/02/84	5.61	4.14	4.05
Barclays 3-15 Year Blend Municipal Bond Index		6.09	4.84	4.70

Returns for Class A are shown with and without the maximum initial sales charge of 3.25%. The 10-year Class A average annual returns with sales charge as of July 31, 2014 include the previous sales charge of 4.75%. Class A 1-year and 5-year annual returns with sales charge as of July 31, 2014 include the new sales charge of 3.25%. This change was effective beginning August 22, 2005. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2004 – July 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Oregon Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Manager Discussion of Fund Performance

Effective July 7, 2014, the Fund changed its name to Columbia AMT-Free Oregon Intermediate Muni Bond Fund.

For the 12-month period that ended July 31, 2014, the Fund's Class A shares returned 5.43% excluding sales charges. Class Z shares of the Fund returned 5.61% for the same time period. The Fund underperformed its benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which returned 6.09%. The Fund's duration during the period was shorter than the index, which modestly hampered results. We maintained a higher-than-normal cash position to cover liquidity needs after market volatility sent rates higher in the first months of the period. The Fund also had less exposure to strong-performing A-rated securities, which are in limited supply in Oregon.

Economic Growth Drove Fed Action, Markets

Even though a difficult winter weighed on the U.S. economy early in 2014, it was not enough to derail the steady growth that marked the 12-month period. Solid labor-market gains drove the unemployment rate down. In the spring, robust manufacturing activity boosted the nation's capacity utilization rate to a recovery high of 79.1%. Personal income edged higher, as did the personal savings rate, which ended the period at 5.3%. Consumer confidence generally rose during the 12-month period, reflecting expectations that the economy was on solid ground. The housing market lost some momentum, the victim of bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates. However, higher pending home sales near the end of the period was a positive data point.

Investors welcomed reduced tensions in Washington, where an extended budget deal and the President's nomination of Janet Yellen as the new Federal Reserve (Fed) chair received bipartisan support. The Fed's reduced bond-buying, which commenced in January 2014, was announced well in advance and was measured in its pace. However, with inflation remaining below the Fed's target rate of 2% and the housing market losing momentum, the Fed maintained the fed funds rate at 0.00%-0.25%.

The market consensus was for higher rates in 2014, but rates declined through the end of the period. (Rates and returns move in opposite directions.) 10-year AAA-rated municipal rates dropped from 2.90% to 2.50%. Rates on 15-year municipal bonds dropped 60 basis points as the yield curve flattened. (A basis point is one hundredth of one percent. The yield curve tracks yields from short to long.) The best returns for the period came from lower quality and longer maturity issues. For example, three-year municipal bonds returned just over 2.0% for the period, while the 15-year index returned 9.66%. AAA-rated securities returned 5.05% while bonds rated A and BBB (excluding Puerto Rico) returned 6.73% and 9.0%+, respectively.

New issue supply dropped, driven by the large decrease in current refundings (which accounted for approximately 50% of new issues in 2013). Through July 2014, new issue supply was down 15% to 20%, compared to the same period one year ago.

Key Contributors to Fund Results

The Fund benefited from its exposure to longer duration bonds. Bonds in the 17- to 22-year range generated returns of more than 12%. In addition, the Fund had very little exposure to AAA rated bonds, which aided results as the highest quality bonds lagged the benchmark. Local general obligation bonds, which

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at July 31, 2014)
AAA rating	1.9
AA rating	60.0
A rating	24.3
BBB rating	11.7
Non-investment grade	2.0
Not rated	0.1
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the median rating of Moody's, S&P, and Fitch, as available. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by one of these agencies, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

Annual Report 2014
4

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Manager Discussion of Fund Performance (continued)

account for more than 35% of portfolio holdings, generated solid, market-like returns. Electric revenue bonds, transportation issues and education holdings all performed better than the benchmark. Hospital bonds also were solid performers.

We also did well to limit exposure to Puerto Rico, whose bonds were rated in the lowest investment grade categories at the beginning of the period and were downgraded, some more than once, as the period commenced. The Fund had only one small non-refunded position in Puerto Rico. Some uninsured Puerto Rico issues fell more than 20% during the period, so our approach to Puerto Rico aided the Fund's results relative to the benchmark.

Focused on Tax Consequences for Shareholders

In general, we managed gains and losses in an effort to minimize tax consequences for shareholders. We decreased the Fund's exposure to lower coupon bonds, which we felt increased volatility without the benefit of additional yield. The majority of the Fund's purchases were among longer intermediate maturities — 2024 to 2033 — because we felt they offered the most value and yield in the current environment. We sold issues with shorter call dates or short maturities in order to maintain a duration that was neutral to the benchmark.

Looking Ahead

Oregon's recovery appears to have accelerated, driven by above-average payroll growth, strong Asian demand for the state's exports and solid technology manufacturing. Growth could cool as unemployment remains below the national average and external demand for raw materials has waned. However, we believe that Oregon is currently positioned to outperform over the longer term. With these factors in mind, we plan to maintain the Fund's neutral duration relative to the benchmark at this time and continue to favor the A- and BBB-rated sectors as we believe bonds in these categories offer high enough return potential to compensate for the additional risk. At this time, we believe the municipal bond market's technical factors are favorable, especially in Oregon: national supply is below average, issuers seem to be conservative around new debt issuance and demand for municipal bonds appears strong.

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income securities held by the Fund. Falling rates may result in the Fund investing in lower yielding securities, lowering the Fund's income and yield. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
5

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2014 – July 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,027.00	1,020.78	4.07	4.06	0.81
Class B	1,000.00	1,000.00	1,023.00	1,017.26	7.62	7.60	1.52
Class C	1,000.00	1,000.00	1,025.00	1,018.79	6.08	6.06	1.21
Class R4	1,000.00	1,000.00	1,027.40	1,022.02	2.82	2.81	0.56
Class R5	1,000.00	1,000.00	1,028.40	1,022.17	2.67	2.66	0.53
Class Z	1,000.00	1,000.00	1,028.20	1,022.02	2.82	2.81	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Portfolio of Investments

July 31, 2014

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.0%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 1.7%
Port of Portland Revenue Bonds Passenger Facility Charge Series 2011 07/01/27	5.500%	6,635,000	7,563,966
Assisted Living 0.5%
Clackamas County Hospital Facility Authority Refunding Revenue Bonds Robinson Jewish Home Series 2005 10/01/19	5.000%	1,000,000	1,015,580
10/01/24	5.125%	1,000,000	1,002,400
Total			2,017,980
Higher Education 5.4%
City of Forest Grove Refunding Revenue Bonds Campus Improvement Pacific University Series 2014A 05/01/34	5.250%	1,000,000	1,105,680
City of Portland Refunding Revenue Bonds Broadway Project Series 2008A 04/01/23	6.250%	3,250,000	3,810,398
Oregon Health & Science University Revenue Bonds Series 2012A 07/01/18	5.000%	1,000,000	1,146,200
Series 2012E 07/01/32	5.000%	7,000,000	7,771,470
Oregon Health & Science University(a) Revenue Bonds Capital Appreciation-Independent School District Series 1996A (NPFGC) 07/01/21	0.000%	9,700,000	8,052,455
Oregon State Facilities Authority Revenue Bonds Linfield College Project Series 2005A 10/01/20	5.000%	1,825,000	1,875,315
Total			23,761,518
Hospital 11.8%
Astoria Hospital Facilities Authority Refunding Revenue Bonds Columbia Memorial Hospital Series 2012 08/01/17	4.000%	810,000	856,615
08/01/18	4.000%	745,000	786,504

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
08/01/19	4.000%	855,000	903,162
08/01/20	4.000%	915,000	955,818
08/01/21	4.000%	725,000	749,273
08/01/26	5.000%	1,200,000	1,279,848
08/01/27	5.000%	1,260,000	1,337,566
08/01/31	5.000%	2,860,000	2,970,768
Deschutes County Hospital Facilities Authority Refunding Revenue Bonds Cascade Health Services, Inc. Series 2008 01/01/23	7.375%	2,000,000	2,354,820
Hospital Facilities Authority of Multnomah County Revenue Bonds Adventist Health West Series 2009A 09/01/21	5.000%	3,685,000	4,125,836
Klamath Falls Intercommunity Hospital Authority Refunding Revenue Bonds Sky Lakes Medical Center Project Series 2012 09/01/18	5.000%	1,195,000	1,334,684
09/01/19	5.000%	1,255,000	1,398,133
09/01/22	5.000%	500,000	558,480
Oregon State Facilities Authority Refunding Revenue Bonds Legacy Health Project Series 2011A 05/01/20	5.250%	5,000,000	5,917,200
Legacy Health Systems Series 2010A 03/15/15	5.000%	1,000,000	1,027,100
03/15/16	5.000%	1,500,000	1,602,735
PeaceHealth Project Series 2014A 11/15/29	5.000%	1,600,000	1,797,392
Peacehealth Series 2009A 11/01/17	5.000%	4,450,000	5,037,044
11/01/19	5.000%	3,695,000	4,308,776
Samaritan Health Services Series 2010A 10/01/22	5.000%	3,450,000	3,857,307
Revenue Bonds Providence Health Services Series 2011C 10/01/14	4.000%	1,625,000	1,635,449
Salem Hospital Facility Authority Revenue Bonds Salem Hospital Project Series 2006A 08/15/27	5.000%	3,500,000	3,619,840
Series 2008A 08/15/15	5.750%	785,000	826,346
08/15/18	5.250%	2,500,000	2,850,025
Total			52,090,721

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Independent Power 1.4%
Western Generation Agency Revenue Bonds Wauna Cogeneration Project Series 2006A 01/01/20	5.000%	3,235,000	3,253,084
01/01/21	5.000%	3,000,000	3,010,650
Total			6,263,734
Investor Owned 0.9%
Port of Morrow Refunding Revenue Bonds Portland General Electric Series 1998A(b) 05/01/33	5.000%	3,750,000	4,053,900
Local General Obligation 38.6%
Benton & Linn Counties Consolidated School District No. 509J & 509A Unlimited General Obligation Refunding Bonds Series 2007 (AGM) 06/15/20	5.000%	5,000,000	5,921,350
Canyonville South Umpqua Rural Fire Protection District Unlimited General Obligation Bonds Series 2001 07/01/31	5.400%	610,000	610,433
Central Oregon Community College District Limited General Obligation Bonds Series 2014 06/01/29	5.000%	500,000	577,675
Unlimited General Obligation Bonds Series 2010 06/15/24	4.750%	2,580,000	3,012,795
Chemeketa Community College Unlimited General Obligation Refunding Bonds Series 2014 06/15/26	5.000%	1,100,000	1,318,900
City of Hillsboro Limited General Obligation Refunding Bonds Series 2012 06/01/25	4.000%	1,875,000	2,052,506
City of Madras Refunding Unlimited General Obligation Bonds Series 2013 02/15/24	4.000%	745,000	772,081
Series 2013 02/15/27	4.500%	500,000	519,120
City of Portland Limited General Obligation Bonds Limited Tax Sellwood Bridge Project Series 2014 06/01/24	5.000%	1,985,000	2,433,153

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Limited General Obligation Refunding Bonds Arena Series 2005B 06/01/16	5.000%	3,075,000	3,194,249
Limited Tax Series 2011A 06/01/23	5.000%	6,140,000	7,252,200
Refunding Unlimited General Obligation Bonds Public Safety Projects and Emergency Facilities Series 2014A 06/15/24	5.000%	1,885,000	2,347,051
City of Portland(a) Limited Tax General Obligation Bonds Series 2001B 06/01/16	0.000%	3,500,000	3,469,480
06/01/18	0.000%	4,000,000	3,824,080
06/01/19	0.000%	4,000,000	3,706,120
06/01/20	0.000%	4,000,000	3,591,200
City of Redmond Limited General Obligation Bonds Series 2014A 06/01/27	5.000%	685,000	791,997
City of Salem Limited General Obligation Bonds Series 2009 06/01/26	5.000%	3,315,000	3,803,465
Unlimited General Obligation Bonds Series 2009 06/01/19	5.000%	2,025,000	2,368,278
06/01/20	5.000%	880,000	1,025,930
Clackamas & Washington Counties School District No. 3 Unlimited General Obligation Bonds West Linn-Wilsonville Series 2009 06/15/24	5.000%	4,150,000	4,850,312
Clackamas & Washington Counties School District No. 3(a) Unlimited General Obligation Bonds Series 2003A (NPFGC) 06/15/17	0.000%	4,000,000	3,908,280
Clackamas Community College District Unrefunded Unlimited General Obligation Bonds Series 2001 (NPFGC) 06/15/15	5.250%	110,000	112,099
Clackamas County School District No. 108 Estacada Unlimited General Obligation Refunding Bonds Series 2005 (AGM) 06/15/25	5.500%	2,485,000	3,208,011
Clackamas County School District No. 115 Unlimited General Obligation Bonds Series 2006A (NPFGC)(a) 06/15/25	0.000%	2,250,000	1,462,275

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Clackamas County School District No. 12 North Clackamas Unlimited General Obligation Bonds Series 2007B (AGM) 06/15/22	5.000%	4,000,000	4,434,560
Clackamas County School District No. 46 Oregon Trail Unlimited General Obligation Bonds Series 2009A 06/15/25	5.000%	4,350,000	4,994,452
06/15/26	5.000%	3,000,000	3,432,420
Columbia Gorge Community College District Unlimited General Obligation Refunding Bonds Series 2012 06/15/18	3.000%	810,000	870,143
06/15/19	2.500%	1,010,000	1,061,601
Columbia Multnomah & Washington Counties School District No. 1J Unlimited General Obligation Bonds Scappoose School District Series 2009 06/15/23	5.000%	1,000,000	1,154,210
06/15/24	5.000%	1,165,000	1,344,655
06/15/25	5.000%	1,275,000	1,463,891
County of Clackamas Limited General Obligation Bonds Series 2007 (NPFGC) 06/01/27	4.125%	2,000,000	2,054,700
County of Lane Limited General Obligation Bonds Series 2009A 11/01/24	5.000%	1,000,000	1,127,050
11/01/25	5.000%	1,140,000	1,280,152
Deschutes & Jefferson Counties School District No. 2J Redmond Unlimited General Obligation Bonds Series 2004B (NPFGC)(a) 06/15/22	0.000%	2,335,000	1,923,340
Jackson County School District No. 549C Medford Unlimited General Obligation Bonds Series 2008 06/15/27	4.625%	1,500,000	1,601,880
06/15/28	4.625%	1,660,000	1,767,601
Jackson County School District No. 9 Eagle Point Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 06/15/20	5.500%	1,000,000	1,209,060
06/15/21	5.500%	1,410,000	1,719,128
Jefferson County School District No. 509J Unlimited General Obligation Bonds Madras Series 2013B 06/15/28	5.000%	2,095,000	2,429,802

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Josephine County School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 12/15/15	5.000%	1,000,000	1,065,830
12/15/16	5.000%	1,000,000	1,107,890
Lane & Douglas Counties School District No. 45J3 Unlimited General Obligation Refunding Bonds South Lane Series 2012 06/15/20	3.000%	1,000,000	1,067,720
06/15/21	3.000%	1,610,000	1,711,156
Lane Community College Unlimited General Obligation Bonds Series 2009 06/15/17	4.250%	2,195,000	2,428,087
06/15/18	4.250%	2,000,000	2,256,880
Series 2012 06/15/23	5.000%	1,000,000	1,190,220
Lane County School District No. 19 Springfield Unlimited General Obligation Refunding Bonds Series 1997 (NPFGC) 10/15/14	6.000%	1,310,000	1,325,484
Madras Aquatic Center District Unlimited General Obligation Bonds Series 2005 06/01/22	5.000%	1,695,000	1,727,730
Marion & Clackamas Counties School District No. 4J Unlimited General Obligation Refunding Bonds Series 2013 06/15/21	4.000%	2,785,000	3,143,569
Portland Community College District Unlimited General Obligation Refunding Bonds Series 2005 (AGM) 06/15/16	5.000%	4,750,000	4,946,270
Salem-Keizer School District No. 24J Unlimited General Obligation Bonds Series 2009A 06/15/15	4.000%	3,850,000	3,976,396
06/15/16	5.000%	2,500,000	2,712,625
Umatilla County School District No. 16R Pendleton Unlimited General Obligation Bonds Series 2014A 06/15/30	5.000%	1,110,000	1,300,509
06/15/31	5.000%	2,890,000	3,369,856
Umatilla County School District No. 8R Hermiston Unlimited General Obligation Bonds Series 2010 06/15/29	4.500%	2,360,000	2,593,215
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 06/15/19	5.000%	850,000	994,007
06/15/21	5.000%	6,575,000	7,851,273

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin(a) Limited General Obligation Bonds Series 2000 06/15/18	0.000%	2,700,000	2,558,061
Washington & Multnomah Counties School District No 48J Beaverton Refunding Unlimited General Obligation Bonds Series 2012-B 06/15/23	4.000%	1,250,000	1,402,200
Washington & Multnomah Counties School District No 48J Beaverton(c) Unlimited General Obligation Bonds Series 2014 06/15/33	5.000%	4,000,000	4,630,880
Washington Clackamas & Yamhill Counties School District No. 88J Unlimited General Obligation Bonds Sherwood Series 2007B (NPFGC) 06/15/23	4.500%	8,125,000	8,837,806
Washington County School District No. 1 West Union Refunding Unlimited General Obligation Bonds Hillsboro Series 2012 06/15/20	4.000%	1,400,000	1,585,066
Washington County School District No. 1 West Union(a) Prerefunded 06/15/17 Unlimited General Obligation Bonds Capital Appreciation-Hillsboro Series 2006 (NPFGC) 06/15/25	0.000%	4,065,000	2,773,184
Washington County School District No. 15 Forest Grove Unlimited General Obligation Bonds Series 2012A 06/15/24	5.000%	1,780,000	2,090,468
Yamhill Clackamas & Washington Counties School District No. 29J Newberg Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 06/15/21	5.500%	1,000,000	1,228,990
Total			169,877,057
Multi-Family 2.0%
City of Forest Grove Revenue Bonds Oak Tree Foundation Project Series 2007 03/01/37	5.500%	4,000,000	4,026,560
City of Portland Revenue Bonds Headwaters Apartments Project Series 2005A 04/01/25	5.000%	1,565,000	1,613,202

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oregon State Facilities Authority Refunding Revenue Bonds College Housing Northwest Projects Series 2013A 10/01/18	4.000%	740,000	773,189
10/01/19	4.000%	780,000	814,008
10/01/20	4.000%	810,000	840,456
10/01/22	4.000%	875,000	889,613
Total			8,957,028
Municipal Power 1.4%
City of Eugene Refunding Revenue Bonds Electric Utility System Series 2011A 08/01/28	5.000%	2,200,000	2,486,946
08/01/29	5.000%	3,410,000	3,835,432
Total			6,322,378
Ports 0.8%
Port of Morrow Limited General Obligation Bonds Series 2013 06/01/22	4.000%	425,000	436,416
06/01/23	4.000%	440,000	449,240
06/01/24	4.000%	460,000	467,645
06/01/25	4.000%	480,000	485,270
06/01/26	4.000%	500,000	501,305
06/01/27	4.000%	515,000	515,479
06/01/28	4.000%	250,000	247,000
Port of St. Helen's Revenue Bonds Series 1999 08/01/14	5.600%	70,000	70,002
08/01/19	5.750%	425,000	425,548
Total			3,597,905
Recreation 5.4%
Oregon State Lottery Prerefunded 04/01/19 Revenue Bonds Series 2009A 04/01/22	5.000%	5,000,000	5,858,550
Revenue Bonds Series 2008A 04/01/24	5.000%	3,130,000	3,541,188
Series 2009A 04/01/21	5.000%	5,000,000	5,810,000
04/01/27	5.000%	4,000,000	4,575,560
Series 2012B 04/01/18	3.000%	3,600,000	3,879,540
Total			23,664,838

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunded / Escrowed 5.8%
Deschutes County Administrative School District No. 1 Bend-La Pine Prerefunded 06/15/17 Unlimited General Obligation Bonds Series 2007 (NPFGC) 06/15/20	4.500%	5,000,000	5,561,850
Hospital Facilities Authority of Multnomah County Prerefunded 10/01/14 Revenue Bonds Providence Health Systems Series 2004 10/01/16	5.250%	2,970,000	2,995,245
Puerto Rico Public Finance Corp. Unrefunded Revenue Bonds Commonwealth Appropriations Series 2002E Escrowed to Maturity(d) 08/01/26	6.000%	5,000,000	6,648,350
State of Oregon Department of Administrative Services Prerefunded 05/01/17 Certificate of Participation Series 2007A (NPFGC) 05/01/24	5.000%	2,630,000	2,950,781
05/01/25	5.000%	2,780,000	3,119,077
05/01/26	5.000%	2,800,000	3,141,516
State of Oregon Prerefunded 08/01/014 Unlimited General Obligation Refunding Bonds Series 2004D 08/01/24	5.000%	165,000	165,000
Virgin Islands Public Finance Authority Revenue Bonds Series 1989A Escrowed to Maturity(d) 10/01/18	7.300%	750,000	858,052
Total			25,439,871
Retirement Communities 1.2%
Hospital Facilities Authority of Multnomah County Refunding Revenue Bonds Terwilliger Plaza, Inc. Series 2012 12/01/20	5.000%	1,250,000	1,380,012
12/01/22	5.000%	500,000	551,410
Revenue Bonds Terwilliger Plaza Project Series 2006A 12/01/26	5.250%	1,400,000	1,442,126
Medford Hospital Facilities Authority Refunding Revenue Bonds Rogue Valley Manor Series 2013 10/01/22	5.000%	625,000	701,681
10/01/23	5.000%	645,000	724,451
10/01/24	5.000%	455,000	505,651
Total			5,305,331

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Single Family 1.7%
Oregon State Housing & Community Services Department Revenue Bonds Single Family Mortgage Series 2008G 07/01/28	5.200%	2,360,000	2,489,092
Single Family Mortgage Program Series 2010A 07/01/27	5.250%	530,000	561,768
Series 2011A (FHLMC) 07/01/25	5.250%	2,370,000	2,605,815
Series 2011B 07/01/28	5.250%	1,540,000	1,670,192
Total			7,326,867
Special Non Property Tax 6.9%
Oregon State Lottery Refunding Revenue Bonds Series 2014B 04/01/27	5.000%	1,750,000	2,094,925
State of Oregon Department of Transportation Revenue Bonds Senior Lien Series 2007A 11/15/16	5.000%	6,305,000	6,968,223
Series 2009A 11/15/27	4.750%	7,000,000	7,917,910
Territory of Guam Revenue Bonds Series 2011A(d) 01/01/31	5.000%	1,100,000	1,159,125
Tri-County Metropolitan Transportation District Refunding Revenue Bonds Limited Tax Pledge Series 2005A (AGM) 09/01/17	5.000%	4,250,000	4,467,940
Revenue Bonds Series 2009A 09/01/18	4.000%	1,000,000	1,121,840
09/01/21	4.250%	1,815,000	2,018,226
Virgin Islands Public Finance Authority Revenue Bonds Senior Lien-Matching Fund Loan Note Series 2010A(d) 10/01/25	5.000%	4,410,000	4,805,136
Total			30,553,325

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Property Tax 4.6%
City of Keizer Special Assessment Bonds Keizer Station Area Series 2008A 06/01/31	5.200%	3,365,000	3,480,386
City of Portland Refunding Tax Allocation Bonds 2nd Lien-Downtown Water Series 2011 06/15/18	5.000%	3,095,000	3,521,212
Senior Lien-Oregon Convention Center Series 2011 06/15/20	5.000%	4,305,000	5,004,132
Tax Allocation Bonds Central Eastside Series 2011B 06/15/26	5.000%	1,580,000	1,745,300
06/15/27	5.000%	1,370,000	1,507,055
Lents Town Center Series 2010B 06/15/25	5.000%	1,550,000	1,697,296
06/15/26	5.000%	1,440,000	1,568,347
Seaside Urban Renewal Agency Tax Allocation Bonds Greater Seaside Urban Renewal Series 2001 06/01/15	5.250%	220,000	220,737
Veneta Urban Renewal Agency Revenue Bonds Urban Renewal Series 2001 02/15/16	5.375%	300,000	300,894
02/15/21	5.625%	1,100,000	1,102,046
Total			20,147,405
State Appropriated 0.8%
State of Oregon Department of Administrative Services Certificate of Participation Series 2009A 05/01/23	5.000%	3,100,000	3,551,515
State General Obligation 0.3%
State of Oregon(a) Unlimited General Obligation Bonds State Board of Higher Education Series 2001A 08/01/17	0.000%	1,050,000	1,023,971
State Higher Board of Education Series 1996A 08/01/14	0.000%	490,000	489,997
Total			1,513,968

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Transportation 2.0%
Tri-County Metropolitan Transportation District Revenue Bonds Capital Grant Receipt Series 2011A 10/01/25	5.000%	4,775,000	5,417,858
Oregon Capital Grant Receipt Series 2011A 10/01/27	5.000%	3,000,000	3,353,940
Total			8,771,798
Water & Sewer 4.8%
City of Albany Limited General Obligation Refunding Bonds Series 2013 08/01/22	4.000%	1,240,000	1,391,404
08/01/23	4.000%	1,290,000	1,443,536
City of Portland Sewer System Refunding Revenue Bonds 1st Lien Series 2008A 06/15/17	5.000%	1,500,000	1,687,725
City of Portland Water System Refunding Revenue Bonds 1st Lien Series 2006B 10/01/16	5.000%	5,330,000	5,860,762
City of Woodburn Refunding Revenue Bonds Series 2011A 03/01/18	3.000%	1,115,000	1,182,658
03/01/19	5.000%	3,490,000	3,999,156
03/01/22	5.000%	4,620,000	5,386,920
Total			20,952,161
Total Municipal Bonds (Cost: $402,969,099)			431,733,266

Money Market Funds 1.4%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(e)	6,209,038	6,209,038
Total Money Market Funds (Cost: $6,209,038)		6,209,038
Total Investments (Cost: $409,178,137)		437,942,304
Other Assets & Liabilities, Net		2,727,223
Net Assets		440,669,527

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Notes to Portfolio of Investments

(a)  Zero coupon bond.

(b)  Variable rate security.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2014, the value of these securities amounted to $13,470,663 or 3.06% of net assets.

(e)  The rate shown is the seven-day current annualized yield at July 31, 2014.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

FHLMC  Federal Home Loan Mortgage Corporation

NPFGC  National Public Finance Guarantee Corporation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	431,733,266	—	431,733,266
Total Bonds	—	431,733,266	—	431,733,266
Mutual Funds
Money Market Funds	6,209,038	—	—	6,209,038
Total Mutual Funds	6,209,038	—	—	6,209,038
Total	6,209,038	431,733,266	—	437,942,304

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Statement of Assets and Liabilities

July 31, 2014

Assets
Investments, at value
(identified cost $409,178,137)	$437,942,304
Cash	3,604,969
Receivable for:
Capital shares sold	938,676
Interest	4,180,309
Expense reimbursement due from Investment Manager	513
Trustees' deferred compensation plan	46,527
Total assets	446,713,298
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	4,637,320
Capital shares purchased	181,491
Dividend distributions to shareholders	1,089,259
Investment management fees	4,824
Distribution and/or service fees	681
Transfer agent fees	48,736
Administration fees	818
Chief compliance officer expenses	21
Other expenses	34,094
Trustees' deferred compensation plan	46,527
Total liabilities	6,043,771
Net assets applicable to outstanding capital stock	$440,669,527
Represented by
Paid-in capital	$414,112,561
Undistributed net investment income	292,917
Accumulated net realized loss	(2,500,118)
Unrealized appreciation (depreciation) on:
Investments	28,764,167
Total — representing net assets applicable to outstanding capital stock	$440,669,527

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Statement of Assets and Liabilities (continued)

July 31, 2014

Class A
Net assets	$37,934,519
Shares outstanding	3,008,891
Net asset value per share	$12.61
Maximum offering price per share(a)	$13.03
Class B
Net assets	$554
Shares outstanding	44
Net asset value per share(b)	$12.60
Class C
Net assets	$23,694,495
Shares outstanding	1,879,328
Net asset value per share	$12.61
Class R4
Net assets	$76,768
Shares outstanding	6,091
Net asset value per share	$12.60
Class R5
Net assets	$8,092,252
Shares outstanding	642,745
Net asset value per share	$12.59
Class Z
Net assets	$370,870,939
Shares outstanding	29,415,301
Net asset value per share	$12.61

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.25%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Statement of Operations

Year Ended July 31, 2014

Net investment income
Income:
Dividends	$1,146
Interest	15,952,042
Total income	15,953,188
Expenses:
Investment management fees	1,762,302
Distribution and/or service fees
Class A	94,746
Class B	89
Class C	239,320
Transfer agent fees
Class A	38,898
Class B	10
Class C	24,596
Class R4	21
Class R5	3,605
Class Z	381,715
Administration fees	298,874
Compensation of board members	32,970
Custodian fees	3,854
Printing and postage fees	34,716
Registration fees	56,313
Professional fees	43,595
Chief compliance officer expenses	183
Other	12,864
Total expenses	3,028,671
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(228,550)
Fees waived by Distributor — Class C	(83,762)
Expense reductions	(737)
Total net expenses	2,715,622
Net investment income	13,237,566
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(2,500,118)
Net realized loss	(2,500,118)
Net change in unrealized appreciation (depreciation) on:
Investments	12,991,628
Net change in unrealized appreciation (depreciation)	12,991,628
Net realized and unrealized gain	10,491,510
Net increase in net assets resulting from operations	$23,729,076

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2014	Year Ended July 31, 2013(a)(b)
Operations
Net investment income	$13,237,566	$14,218,717
Net realized gain (loss)	(2,500,118)	27,114
Net change in unrealized appreciation (depreciation)	12,991,628	(25,018,472)
Net increase (decrease) in net assets resulting from operations	23,729,076	(10,772,641)
Distributions to shareholders
Net investment income
Class A	(1,063,203)	(936,839)
Class B	(187)	(490)
Class C	(576,032)	(588,674)
Class R4	(607)	(26)
Class R5	(222,645)	(44,106)
Class Z	(11,355,571)	(12,646,592)
Net realized gains
Class A	(89)	—
Class C	(59)	—
Class R5	(18)	—
Class Z	(908)	—
Total distributions to shareholders	(13,219,319)	(14,216,727)
Increase (decrease) in net assets from capital stock activity	(27,910,321)	(10,077,577)
Total decrease in net assets	(17,400,564)	(35,066,945)
Net assets at beginning of year	458,070,091	493,137,036
Net assets at end of year	$440,669,527	$458,070,091
Undistributed net investment income	$292,917	$273,942

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	893,255	11,066,878	919,842	11,806,642
Distributions reinvested	81,883	1,019,858	68,953	883,546
Redemptions	(846,256)	(10,507,721)	(539,835)	(6,872,443)
Net increase	128,882	1,579,015	448,960	5,817,745
Class B shares
Distributions reinvested	15	186	30	382
Redemptions(c)	(1,541)	(19,137)	(1,628)	(21,130)
Net decrease	(1,526)	(18,951)	(1,598)	(20,748)
Class C shares
Subscriptions	269,741	3,363,719	489,509	6,310,416
Distributions reinvested	41,382	515,112	40,116	513,967
Redemptions	(549,139)	(6,800,179)	(250,653)	(3,164,934)
Net increase (decrease)	(238,016)	(2,921,348)	278,972	3,659,449
Class R4 shares
Subscriptions	5,884	73,601	194	2,500
Distributions reinvested	48	601	1	6
Redemptions	(36)	(457)	—	—
Net increase	5,896	73,745	195	2,506
Class R5 shares
Subscriptions	293,944	3,629,511	444,412	5,688,910
Distributions reinvested	17,877	222,507	3,519	44,061
Redemptions	(106,662)	(1,317,976)	(10,345)	(129,405)
Net increase	205,159	2,534,042	437,586	5,603,566
Class Z shares
Subscriptions	1,515,187	18,911,904	2,875,257	37,029,964
Distributions reinvested	678,138	8,441,435	711,663	9,126,494
Redemptions	(4,567,746)	(56,510,163)	(5,596,320)	(71,296,553)
Net decrease	(2,374,421)	(29,156,824)	(2,009,400)	(25,140,095)
Total net decrease	(2,274,026)	(27,910,321)	(845,285)	(10,077,577)

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,						Year Ended August 31,
Class A	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$12.30		$12.95		$12.49		$12.67		$12.17		$12.07
Income from investment operations:
Net investment income	0.35		0.34		0.34		0.40		0.41		0.45
Net realized and unrealized gain (loss)	0.31		(0.65)		0.46		(0.15)		0.51		0.09
Total from investment operations	0.66		(0.31)		0.80		0.25		0.92		0.54
Less distributions to shareholders:
Net investment income	(0.35)		(0.34)		(0.34)		(0.41)		(0.42)		(0.45)
Net realized gains	(0.00	)(b)	—		—		(0.02)		—		—
Total distributions to shareholders	(0.35)		(0.34)		(0.34)		(0.43)		(0.42)		(0.45)
Proceeds from regulatory settlements	—		—		—		—		—		0.01
Net asset value, end of period	$12.61		$12.30		$12.95		$12.49		$12.67		$12.17
Total return	5.43%		(2.47%)		6.50%		2.07%		7.68%		4.70%
Ratios to average net assets(c)
Total gross expenses	0.86%		0.86%		0.86	%(d)	0.89%		0.89%		0.89%
Total net expenses(e)	0.81	%(f)	0.80	%(f)	0.79	%(d)(f)	0.80	%(f)	0.78	%(f)	0.75	%(f)
Net investment income	2.81%		2.65%		2.92	%(d)	3.28%		3.35%		3.74%
Supplemental data
Net assets, end of period (in thousands)	$37,935		$35,438		$31,484		$24,998		$27,661		$15,507
Portfolio turnover	9%		15%		9%		13%		12%		8%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended August 31,
Class B	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$12.30		$12.95		$12.49		$12.67		$12.17		$12.07
Income from investment operations:
Net investment income	0.26		0.25		0.26		0.32		0.33		0.36
Net realized and unrealized gain (loss)	0.30		(0.66)		0.45		(0.17)		0.49		0.09
Total from investment operations	0.56		(0.41)		0.71		0.15		0.82		0.45
Less distributions to shareholders:
Net investment income	(0.26)		(0.24)		(0.25)		(0.31)		(0.32)		(0.36)
Net realized gains	(0.00	)(b)	—		—		(0.02)		—		—
Total distributions to shareholders	(0.26)		(0.24)		(0.25)		(0.33)		(0.32)		(0.36)
Proceeds from regulatory settlements	—		—		—		—		—		0.01
Net asset value, end of period	$12.60		$12.30		$12.95		$12.49		$12.67		$12.17
Total return	4.63%		(3.19%)		5.77%		1.30%		6.88%		3.92%
Ratios to average net assets(c)
Total gross expenses	1.60%		1.61%		1.61	%(d)	1.66%		1.64%		1.64%
Total net expenses(e)	1.56	%(f)	1.55	%(f)	1.54	%(d)(f)	1.55	%(f)	1.53	%(f)	1.50	%(f)
Net investment income	2.08%		1.91%		2.22	%(d)	2.57%		2.66%		3.02%
Supplemental data
Net assets, end of period (in thousands)	$1		$19		$41		$79		$403		$641
Portfolio turnover	9%		15%		9%		13%		12%		8%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended August 31,
Class C	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$12.31		$12.95		$12.49		$12.67		$12.17		$12.07
Income from investment operations:
Net investment income	0.30		0.29		0.29		0.35		0.37		0.40
Net realized and unrealized gain (loss)	0.30		(0.64)		0.46		(0.15)		0.50		0.09
Total from investment operations	0.60		(0.35)		0.75		0.20		0.87		0.49
Less distributions to shareholders:
Net investment income	(0.30)		(0.29)		(0.29)		(0.36)		(0.37)		(0.40)
Net realized gains	(0.00	)(b)	—		—		(0.02)		—		—
Total distributions to shareholders	(0.30)		(0.29)		(0.29)		(0.38)		(0.37)		(0.40)
Proceeds from regulatory settlements	—		—		—		—		—		0.01
Net asset value, end of period	$12.61		$12.31		$12.95		$12.49		$12.67		$12.17
Total return	4.93%		(2.78%)		6.10%		1.65%		7.25%		4.28%
Ratios to average net assets(c)
Total gross expenses	1.61%		1.61%		1.61	%(d)	1.64%		1.64%		1.64%
Total net expenses(e)	1.21	%(f)	1.20	%(f)	1.19	%(d)(f)	1.19	%(f)	1.18	%(f)	1.15	%(f)
Net investment income	2.41%		2.25%		2.51	%(d)	2.88%		2.96%		3.34%
Supplemental data
Net assets, end of period (in thousands)	$23,694		$26,055		$23,812		$18,069		$16,722		$11,332
Portfolio turnover	9%		15%		9%		13%		12%		8%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$12.30		$12.83
Income from investment operations:
Net investment income	0.38		0.13
Net realized and unrealized gain (loss)	0.30		(0.53)
Total from investment operations	0.68		(0.40)
Less distributions to shareholders:
Net investment income	(0.38)		(0.13)
Net realized gains	(0.00	)(b)	—
Total distributions to shareholders	(0.38)		(0.13)
Net asset value, end of period	$12.60		$12.30
Total return	5.58%		(3.13%)
Ratios to average net assets(c)
Total gross expenses	0.62%		0.58	%(d)
Total net expenses(e)	0.56	%(f)	0.56	%(d)
Net investment income	3.08%		2.92	%(d)
Supplemental data
Net assets, end of period (in thousands)	$77		$2
Portfolio turnover	9%		15%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R5	2014		2013(a)
Per share data
Net asset value, beginning of period	$12.29		$12.99
Income from investment operations:
Net investment income	0.38		0.27
Net realized and unrealized gain (loss)	0.30		(0.70)
Total from investment operations	0.68		(0.43)
Less distributions to shareholders:
Net investment income	(0.38)		(0.27)
Net realized gains	(0.00	)(b)	—
Total distributions to shareholders	(0.38)		(0.27)
Net asset value, end of period	$12.59		$12.29
Total return	5.64%		(3.38%)
Ratios to average net assets(c)
Total gross expenses	0.56%		0.55	%(d)
Total net expenses(e)	0.53%		0.54	%(d)
Net investment income	3.09%		2.97	%(d)
Supplemental data
Net assets, end of period (in thousands)	$8,092		$5,377
Portfolio turnover	9%		15%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended August 31,
Class Z	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$12.31		$12.95		$12.49		$12.67		$12.17		$12.07
Income from investment operations:
Net investment income	0.38		0.37		0.37		0.43		0.45		0.48
Net realized and unrealized gain (loss)	0.30		(0.64)		0.46		(0.15)		0.50		0.09
Total from investment operations	0.68		(0.27)		0.83		0.28		0.95		0.57
Less distributions to shareholders:
Net investment income	(0.38)		(0.37)		(0.37)		(0.44)		(0.45)		(0.48)
Net realized gains	(0.00	)(b)	—		—		(0.02)		—		—
Total distributions to shareholders	(0.38)		(0.37)		(0.37)		(0.46)		(0.45)		(0.48)
Proceeds from regulatory settlements	—		—		—		—		—		0.01
Net asset value, end of period	$12.61		$12.31		$12.95		$12.49		$12.67		$12.17
Total return	5.61%		(2.14%)		6.73%		2.31%		7.95%		4.96%
Ratios to average net assets(c)
Total gross expenses	0.61%		0.61%		0.61	%(d)	0.64%		0.64%		0.64%
Total net expenses(e)	0.56	%(f)	0.55	%(f)	0.54	%(d)(f)	0.55	%(f)	0.53	%(f)	0.50	%(f)
Net investment income	3.06%		2.90%		3.17	%(d)	3.53%		3.63%		4.02%
Supplemental data
Net assets, end of period (in thousands)	$370,871		$391,179		$437,800		$402,393		$450,422		$416,275
Portfolio turnover	9%		15%		9%		13%		12%		8%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Notes to Financial Statements

July 31, 2014

Note 1. Organization

Columbia AMT-Free Oregon Intermediate Muni Bond Fund (formerly known as Columbia Oregon Intermediate Municipal Bond Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective July 7, 2014, Columbia Oregon Intermediate Municipal Bond Fund was renamed Columbia AMT-Free Oregon Intermediate Muni Bond Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and

Annual Report 2014
26

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

July 31, 2014

estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2014 was 0.40% of the Fund's average daily net assets.

Annual Report 2014
27

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

July 31, 2014

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2014 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended July 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.10%
Class B	0.11
Class C	0.10
Class R4	0.11
Class R5	0.05
Class Z	0.10

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2014, these minimum account balance fees reduced total expenses by $737.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.40% annually of the average daily net
Annual Report 2014
28

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

July 31, 2014

assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $91,351 for Class A and $6,308 for Class C shares for the year ended July 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	December 1, 2013 through November 30, 2014	Prior to December 1, 2013
Class A	0.81%	0.81%
Class B	1.56	1.56
Class C	1.56	1.56
Class R4	0.56	0.56
Class R5	0.53	0.54
Class Z	0.56	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, Trustees' deferred compensation, distributions and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(346)
Accumulated net realized loss	346

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2014	2013
Ordinary income	$9,568	$8,518
Tax-exempt income	13,209,023	14,208,209
Long-term capital gains	728	—
Total	13,219,319	14,216,727

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,416,192
Capital loss carryforwards	(2,500,118)
Net unrealized appreciation	28,776,679

At July 31, 2014, the cost of investments for federal income tax purposes was $409,165,625 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$29,113,745
Unrealized depreciation	(337,066)
Net unrealized appreciation	28,776,679

The following capital loss carryforwards, determined at July 31, 2014, may be available to reduce taxable income

Annual Report 2014
29

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

July 31, 2014

arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	1,396,925
No expiration — long-term	1,103,193
Total	2,500,118

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations aggregated to $39,165,813 and $57,174,393, respectively, for the year ended July 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At July 31, 2014, one unaffiliated shareholder of record owned 15.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2014.

Note 8. Significant Risks

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

Annual Report 2014
30

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

July 31, 2014

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
31

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia AMT-Free Oregon Intermediate Muni Bond Fund
(formerly Columbia Oregon Intermediate Municipal Bond Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Oregon Intermediate Muni Bond Fund (formerly Columbia Oregon Intermediate Municipal Bond Fund) (the "Fund", a series of Columbia Funds Series Trust I) at July 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2014

Annual Report 2014
32

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Exempt-Interest Dividends	99.93%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2014
33

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014
34

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
35

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014
36

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia AMT-Free Oregon Intermediate Muni Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4. 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

Annual Report 2014
37

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the 39th, 20th and 45th percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the third and first quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

Annual Report 2014
38

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund for retail funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The

Annual Report 2014
39

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014
40

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN207_07_D01_(09/14)

Annual Report

July 31, 2014

CMG Ultra Short Term Bond Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

CMG Ultra Short Term Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers	29
Board Consideration and Approval of Advisory Agreement	32
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

CMG Ultra Short Term Bond Fund

Performance Overview

Performance Summary

>  CMG Ultra Short Term Bond Fund (the Fund) returned 0.52% for the 12-month period that ended July 31, 2014.

>  The Fund outperformed its benchmark, the Barclays U.S. Short-Term Government/Corporate Index, which returned 0.23% during the same time period.

>  Overweights in the corporate and securitized sectors bolstered relative performance as spreads tightened during the year. The Fund's longer duration relative to its benchmark also aided results.

Average Annual Total Returns (%) (for period ended July 31, 2014)

	Inception	1 Year	5 Years	10 Years
CMG Ultra Short Term Bond Fund	03/08/04	0.52	1.11	1.93
Barclays U.S. Short-Term Government/Corporate Index		0.23	0.45	2.06	*

*From August 9, 2004.

The Fund commenced operations on November 23, 2009. The returns shown for periods prior to November 23, 2009 are the returns of CMG Ultra Short Term Bond Fund, the predecessor to the Fund and a portfolio of Columbia Funds Institutional Trust. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions. The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of shares.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Barclays U.S. Short-Term Government/Corporate Index tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of less than one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

CMG Ultra Short Term Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $3,000,000 Investment (August 1, 2004 – July 31, 2014)

The chart above shows the change in value of a hypothetical $3,000,000 investment in CMG Ultra Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. A $3,000,000 investment in the Fund since 08/01/04 was equal to $3,001,940 on 08/09/04, the inception date of the Barclays U.S. Short-Term Government/Corporate Index. For comparison with the Barclays U.S. Short-Term Government/Corporate Index, the chart shows the index at the same value as of 08/09/04.

Annual Report 2014
3

CMG Ultra Short Term Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended July 31, 2014, the Fund returned 0.52%. The Fund outperformed its benchmark, the Barclays U.S. Short-Term Government/Corporate Index, which returned 0.23% for the same period. Overweights in the corporate and securitized sectors aided relative performance. Both sectors outperformed similar-duration Treasuries as spreads tightened during the year. The Fund's longer duration relative to its benchmark also aided results.

Accelerated Economic Growth Drove Fed Action, Markets

Even though a difficult winter weighed on the U.S. economy early in 2014, it was not enough to derail the steady pick-up in growth that marked the 12-month period. Solid labor-market gains drove the unemployment rate down. In the spring, robust manufacturing activity boosted the nation's capacity utilization rate to a recovery high of 79.1%. Personal income edged higher, as did the personal savings rate, which ended the period at 5.3%. Consumer confidence generally rose during the 12-month period, reflecting expectations that the economy was on solid ground. The housing market lost some momentum, the victim of bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates. However, higher pending home sales near the end of the period was a positive data point.

Investors welcomed reduced tensions in Washington, where an extended budget deal and the president's nomination of Janet Yellen as the new Federal Reserve (the Fed) chair received bipartisan support. The Fed's reduced bond-buying, which commenced in January 2014, was announced well in advance and was measured in its pace. However, with inflation remaining below the Fed's target rate of 2% and the housing market losing momentum, the Fed maintained the federal funds rate at 0.00%-0.25%, keeping yields on short-term securities low throughout the period.

Steps Taken to Boost Yield Were Rewarded

Low yields were a challenge for the Fund and its peers during the period. However, we took steps to add yield to the Fund without significantly raising risk exposure. We continued to emphasize corporate, asset-backed, commercial mortgage-backed and agency securities. Treasury securities accounted for just over 7% of the portfolio, well below the Treasury allocation within the benchmark. This positioning aided results, as every spread sector experienced positive returns relative to U.S. Treasuries. The overweight in structured products, particularly AAA-rated commercial mortgage-backed securities (CMBS), was one of the larger contributors. An overweight in asset-backed securities (ABS), which accounted for 18% of the portfolio's holdings, and an overweight in investment-grade corporate bonds also aided results. Within the corporate sector, industrials, finance and utilities all produced positive returns. Exposure to BBB credits, which accounted for 13% of portfolio assets, was another plus, as they outperformed all other spread sectors.

Duration positioning also aided the Fund's results relative to the benchmark. We maintained a duration of 0.67 years, which was 0.12 years longer than the benchmark duration of 0.55 years. This positioning was a positive contributor to performance due to the yield advantage of investing past one year. The higher yields that were earned offset the small negative impact of a higher two-year Treasury yield.

Portfolio Management

Mary Werler, CFA

Leonard Aplet, CFA

Portfolio Breakdown (%) (at July 31, 2014)
Asset-Backed Securities — Non-Agency	17.3
Commercial Mortgage-Backed Securities — Agency	0.1
Commercial Mortgage-Backed Securities — Non-Agency	11.5
Corporate Bonds & Notes	49.5
Foreign Government Obligations	0.6
Money Market Funds	5.6
Municipal Bonds	0.6
Residential Mortgage-Backed Securities — Agency	0.1
Residential Mortgage-Backed Securities — Non-Agency	0.1
U.S. Government & Agency Obligations	7.2
U.S. Treasury Obligations	7.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income securities held by the fund. Falling rates may result in the fund investing in lower yielding securities, lowering the fund's income and yield. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
4

CMG Ultra Short Term Bond Fund

Manager Discussion of Fund Performance (continued)

There were only a few areas where we believe performance could have been improved for the period. One was the Fund's yield curve positioning in finance and in BBB rated paper. We decided to target the Fund's exposure to both sectors to inside 18 months, which limited the Fund's ability to capture additional performance. We also avoided all European bank and finance paper, which detracted modestly from results. However, we are comfortable keeping the exposure to these sectors short in order to reduce the price volatility of the Fund.

Looking Ahead

We currently expect moderate interest rate volatility going forward, as the market continues to assess the strength of the economic recovery and uncertainty about both the path and timing of changes in monetary policy. We believe that interest rate policy remains data dependent and we plan to continue to watch inflation and unemployment closely. At this time, we continue to target a slightly longer duration for the Fund relative to its benchmark, as we do not expect the Fed to change its zero interest rate policy until sometime in 2015. We also continue to maintain the Fund's position in floating-rate securities at this time, which we used in conjunction with bonds maturing in one to three years, in order to take advantage of their relatively higher yields without lengthening the overall duration of the Fund.

At present, we plan to maintain the Fund's underweight relative to its benchmark in U.S. government securities and an overweight in CMBS, as we believe the latter continue to offer some of the most attractive relative spreads in the investment-grade market. In this sector, we prefer seasoned, AAA, super-senior CMBS holdings as well as AAA, asset-backed securities. We also continue to believe the corporate sector, with its yield advantage over Treasuries, currently has the potential to offer positive excess returns. Corporate balance sheets remain in good shape at this time, and earnings remain solid. Although debt issuance remains high, and liquidity is not as strong as it could be, we currently continue to maintain the Fund's overweight in the corporate sector. We also intend to continue targeting the Fund's BBB exposure inside 18 months, aiming to reduce price variability.

Quality Breakdown (%) (at July 31, 2014)
AAA rating	46.7
AA rating	12.0
A rating	26.6
BBB rating	14.6
Not rated	0.1
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the median rating of Moody's, S&P, and Fitch, as available. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by one of these agencies, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

Annual Report 2014
5

CMG Ultra Short Term Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2014 – July 31, 2014

Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,001.90	1,023.55	1.24	1.25	0.25

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

CMG Ultra Short Term Bond Fund

Portfolio of Investments

July 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 50.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 3.6%
American Honda Finance Corp. Senior Unsecured(a) 10/07/16	0.732%	12,200,000	12,289,694
Daimler Finance North America LLC(a)(b)(c) 08/01/17	0.580%	7,500,000	7,502,220
Ford Motor Credit Co. LLC Senior Unsecured 01/15/15	3.875%	5,760,000	5,845,438
09/15/15	5.625%	5,000,000	5,261,805
PACCAR Financial Corp. Senior Unsecured 06/05/15	1.050%	4,000,000	4,026,712
Toyota Motor Credit Corp. Senior Unsecured 07/17/15	0.875%	10,000,000	10,051,750
Toyota Motor Credit Corp.(a) Senior Unsecured 01/23/15	0.403%	5,000,000	5,003,925
Volkswagen International Finance NV(a)(b) 11/18/16	0.666%	15,000,000	15,055,287
Total			65,036,831
Banking 13.7%
American Express Credit Corp. Senior Unsecured(a) 07/29/16	0.744%	10,000,000	10,061,670
Australia and New Zealand Banking Group Ltd.(a)(b) Senior Unsecured 05/07/15	0.438%	7,500,000	7,505,192
01/10/17	0.614%	10,000,000	9,994,998
Bank of America Corp. Senior Unsecured 01/11/16	1.250%	10,000,000	10,052,830
Bank of Montreal Senior Unsecured(a) 07/15/16	0.754%	12,500,000	12,578,162
Bank of New York Mellon Corp. (The) Senior Unsecured(a) 10/23/15	0.463%	15,000,000	15,027,855
Bank of Nova Scotia Senior Unsecured 10/09/15	0.750%	5,000,000	5,013,585
Bank of Nova Scotia(a) 01/14/15	0.484%	3,000,000	3,003,792
Bear Stearns Companies LLC (The) Senior Unsecured 11/15/14	5.700%	5,000,000	5,074,135

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canadian Imperial Bank of Commerce Senior Unsecured 07/18/16	1.350%	7,500,000	7,603,200
Capital One Financial Corp. 07/15/16	3.150%	2,500,000	2,602,343
Senior Unsecured 06/01/15	5.500%	10,000,000	10,398,770
Citigroup, Inc. Senior Unsecured 08/12/14	6.375%	7,721,000	7,734,851
04/01/16	1.300%	10,000,000	10,049,400
Fifth Third Bancorp Senior Unsecured 01/25/16	3.625%	10,000,000	10,410,640
Goldman Sachs Group, Inc. (The) Senior Unsecured(a) 03/22/16	0.680%	10,000,000	10,000,580
JPMorgan Chase & Co. Senior Unsecured(a) 04/23/15	0.683%	10,000,000	10,020,200
Morgan Stanley Senior Unsecured 01/26/15	4.100%	11,500,000	11,698,709
National Bank of Canada Bank Guaranteed 06/26/15	1.500%	5,000,000	5,053,016
National Bank of Canada(a) 11/06/15	0.377%	10,000,000	9,997,408
PNC Funding Corp. Bank Guaranteed 02/08/15	3.625%	10,000,000	10,166,370
Royal Bank of Canada Senior Unsecured(a) 12/16/15	0.451%	15,000,000	15,020,415
Toronto-Dominion Bank (The) Senior Unsecured(a) 07/13/16	0.404%	10,000,000	9,995,950
09/09/16	0.691%	7,500,000	7,540,785
U.S. Bancorp Senior Unsecured 07/27/15	2.450%	5,000,000	5,101,004
US Bank NA Subordinated Notes(a) 10/14/14	0.514%	3,500,000	3,501,862
Wachovia Corp. Subordinated Notes 08/01/14	5.250%	5,000,000	5,000,635
Wells Fargo & Co. Senior Unsecured(a) 06/15/16	3.676%	5,000,000	5,259,590

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Bank NA Senior Unsecured 07/20/15	0.750%	10,000,000	10,041,620
Total			245,509,567
Cable and Satellite 1.5%
DIRECTV Holdings LLC/Financing Co., Inc. 02/15/16	3.125%	10,000,000	10,344,860
NBC Universal Media LLC 04/30/15	3.650%	10,000,000	10,242,760
NBCUniversal Enterprise, Inc.(a)(b) 04/15/16	0.771%	5,625,000	5,654,493
Total			26,242,113
Construction Machinery 1.0%
Caterpillar Financial Services Corp. Senior Unsecured 05/29/15	1.100%	3,000,000	3,020,925
Caterpillar Financial Services Corp.(a) Senior Unsecured 02/26/16	0.467%	4,990,000	5,001,013
John Deere Capital Corp. Senior Unsecured 12/15/16	1.050%	10,000,000	10,023,690
Total			18,045,628
Electric 2.9%
Constellation Energy Group, Inc. 06/15/15	4.550%	6,372,000	6,581,932
Duke Energy Indiana, Inc. 1st Mortgage(a) 07/11/16	0.584%	3,500,000	3,512,323
Duke Energy Progress, Inc. 1st Mortgage(a) 03/06/17	0.430%	6,250,000	6,253,219
Georgia Power Co. Senior Unsecured 08/10/15	0.750%	7,155,000	7,173,396
NSTAR Electric Co. Senior Unsecured(a) 05/17/16	0.466%	6,975,000	6,966,414
National Rural Utilities Cooperative Finance Corp. Senior Unsecured(a) 11/23/16	0.527%	10,000,000	10,052,640
Southern Co. (The) Senior Unsecured 09/15/15	2.375%	5,331,000	5,434,528

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Xcel Energy, Inc. Senior Unsecured 05/09/16	0.750%	6,461,000	6,457,808
Total			52,432,260
Finance Companies 1.1%
General Electric Capital Corp. Senior Unsecured 01/08/16	1.000%	10,000,000	10,049,810
General Electric Capital Corp.(a) Senior Unsecured 01/14/16	0.464%	10,000,000	10,010,080
Total			20,059,890
Food and Beverage 3.2%
Anheuser-Busch InBev Finance, Inc. 01/27/17	1.125%	10,000,000	10,025,830
Anheuser-Busch InBev Finance, Inc.(a) 01/27/17	0.425%	5,000,000	5,006,175
Campbell Soup Co. Senior Unsecured(a) 08/01/14	0.525%	9,000,000	9,000,081
ConAgra Foods, Inc. Senior Unsecured(a) 07/21/16	0.603%	7,500,000	7,496,932
General Mills, Inc. Senior Unsecured(a) 01/29/16	0.534%	2,625,000	2,630,043
PepsiCo, Inc. 08/13/15	0.700%	7,000,000	7,027,188
PepsiCo, Inc.(a) Senior Unsecured 02/26/16	0.437%	3,275,000	3,280,640
SABMiller Holdings, Inc.(b) 01/15/15	1.850%	11,970,000	12,042,921
Total			56,509,810
Health Care 1.4%
AmerisourceBergen Corp. Senior Unsecured 05/15/17	1.150%	7,500,000	7,458,368
Express Scripts Holding Co. 11/21/14	2.750%	8,000,000	8,058,824
McKesson Corp. Senior Unsecured 03/10/17	1.292%	5,000,000	4,994,625

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
McKesson Corp.(a) Senior Unsecured 09/10/15	0.630%	5,000,000	5,008,755
Total			25,520,572
Healthcare Insurance 1.4%
UnitedHealth Group, Inc. Senior Unsecured 08/15/14	5.000%	7,500,000	7,513,268
UnitedHealth Group, Inc.(a) Senior Unsecured 08/28/14	0.354%	5,000,000	5,000,250
WellPoint, Inc. Senior Unsecured 12/15/14	5.000%	4,605,000	4,682,645
09/10/15	1.250%	8,475,000	8,525,087
Total			25,721,250
Independent Energy 1.5%
Canadian Natural Resources Ltd. Senior Unsecured 11/14/14	1.450%	6,231,000	6,249,801
Canadian Natural Resources Ltd.(a) Senior Unsecured 03/30/16	0.609%	5,000,000	5,015,195
Devon Energy Corp. Senior Unsecured(a) 12/15/15	0.681%	10,000,000	10,036,640
Occidental Petroleum Corp. Senior Unsecured 02/01/16	2.500%	5,080,000	5,218,014
Total			26,519,650
Integrated Energy 1.6%
BP Capital Markets PLC 03/10/15	3.875%	5,065,000	5,174,678
03/11/16	3.200%	7,500,000	7,802,887
Shell International Finance BV 11/15/16	0.900%	7,500,000	7,522,062
Total Capital International SA 01/10/17	1.000%	7,500,000	7,491,263
Total			27,990,890
Life Insurance 2.0%
Hartford Financial Services Group, Inc. (The) Senior Unsecured 03/30/15	4.000%	4,000,000	4,091,704

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Life Global Funding I(a)(b) Secured 07/15/16	0.764%	7,500,000	7,552,725
04/10/17	0.614%	7,500,000	7,497,900
New York Life Global Funding Secured(a)(b) 10/05/15	0.262%	10,000,000	9,988,678
Prudential Financial, Inc. Senior Unsecured 09/17/15	4.750%	7,000,000	7,315,686
Total			36,446,693
Media and Entertainment 0.4%
Thomson Reuters Corp. Senior Unsecured 05/23/16	0.875%	6,405,000	6,396,635
Metals 0.7%
Rio Tinto Finance USA PLC 03/20/15	1.125%	7,500,000	7,534,470
06/17/16	1.375%	5,000,000	5,048,665
Total			12,583,135
Midstream 1.8%
Dominion Gas Holdings LLC Senior Unsecured(b) 11/01/16	1.050%	10,000,000	9,976,120
Enterprise Products Operating LLC 03/01/15	5.000%	3,435,000	3,523,396
Kinder Morgan Energy Partners LP Senior Unsecured 11/15/14	5.125%	5,000,000	5,063,600
TransCanada PipeLines Ltd. Senior Unsecured 03/02/15	0.875%	3,650,000	3,660,574
Williams Partners LP Senior Unsecured 02/15/15	3.800%	9,840,000	9,999,044
Total			32,222,734
Natural Gas 0.4%
Sempra Energy Senior Unsecured 06/01/16	6.500%	6,640,000	7,297,904
Office REIT 0.4%
Boston Properties LP 04/15/15	5.625%	7,100,000	7,343,530

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.4%
Halliburton Co. Senior Unsecured 08/01/16	1.000%	7,500,000	7,536,728
Pharmaceuticals 2.1%
AbbVie, Inc. Senior Unsecured 11/06/15	1.200%	7,000,000	7,036,722
Amgen, Inc. Senior Unsecured 11/15/16	2.500%	7,500,000	7,752,120
GlaxoSmithKline Capital, Inc. 03/18/16	0.700%	10,000,000	10,027,660
Johnson & Johnson Senior Unsecured 11/28/16	0.700%	7,500,000	7,505,460
Sanofi Senior Unsecured 09/30/14	1.200%	5,000,000	5,007,325
Total			37,329,287
Property & Casualty 1.9%
Berkshire Hathaway Finance Corp.(a) 01/10/17	0.384%	10,000,000	10,007,270
Berkshire Hathaway, Inc. Senior Unsecured(a) 08/15/14	0.924%	10,000,000	10,002,899
Transatlantic Holdings, Inc. Senior Unsecured 12/14/15	5.750%	2,815,000	2,992,609
Travelers Companies, Inc. (The) Senior Unsecured 06/20/16	6.250%	10,000,000	11,002,500
Total			34,005,278
Railroads 0.4%
Canadian National Railway Co. Senior Unsecured(a) 11/06/15	0.437%	6,820,000	6,821,705
Retail REIT 1.0%
Kimco Realty Corporation 03/15/16	5.783%	7,500,000	8,075,820
Simon Property Group LP Senior Unsecured 06/15/15	5.100%	10,000,000	10,394,960
Total			18,470,780

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Retailers 0.7%
CVS Caremark Corp. Senior Unsecured 12/05/16	1.200%	5,000,000	5,026,085
Wal-Mart Stores, Inc. Senior Unsecured 04/21/17	1.000%	7,500,000	7,491,150
Total			12,517,235
Supranational 1.1%
Inter-American Development Bank Senior Unsecured(a) 02/11/16	0.193%	20,000,000	19,999,940
Technology 2.2%
Apple, Inc. Senior Unsecured 05/03/16	0.450%	5,000,000	4,991,915
05/05/17	1.050%	7,500,000	7,491,030
Cisco Systems, Inc. Senior Unsecured 03/03/17	1.100%	5,000,000	5,009,615
Cisco Systems, Inc.(a) Senior Unsecured 03/03/17	0.507%	5,000,000	5,019,195
International Business Machines Corp. Senior Unsecured 05/06/16	0.450%	5,000,000	4,988,400
Oracle Corp. Senior Unsecured(a) 07/07/17	0.433%	12,500,000	12,514,325
Total			40,014,480
Transportation Services 0.3%
ERAC U.S.A. Finance LLC(b) 05/01/15	5.600%	5,000,000	5,183,675
Wirelines 2.0%
AT&T, Inc. Senior Unsecured(a) 02/12/16	0.608%	10,625,000	10,653,252
Telefonica Emisiones SAU 01/15/15	4.949%	11,352,000	11,564,963
Verizon Communications, Inc. Senior Unsecured 06/09/17	1.350%	5,000,000	4,992,455

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verizon Communications, Inc.(a) Senior Unsecured 06/09/17	0.631%	7,500,000	7,512,615
Total			34,723,285
Total Corporate Bonds & Notes (Cost: $906,738,736)			908,481,485

Residential Mortgage-Backed Securities — Agency 0.1%

Federal Home Loan Mortgage Corp.(a)(d) 02/01/36	2.380%	241,514	258,974
Federal National Mortgage Association(a)(d) 03/01/34	2.755%	150,674	151,273
Federal National Mortgage Association(d) CMO Series 2011-18 Class EM 06/25/37	4.000%	1,682,584	1,725,391
Total Residential Mortgage-Backed Securities — Agency (Cost: $2,128,294)			2,135,638

Residential Mortgage-Backed Securities — Non-Agency 0.1%

Credit Suisse Mortgage Capital Certificates CMO Series 2010-1R Class 21A1(a)(b)(d) 01/27/36	5.000%	317,649	315,971
JPMorgan Resecuritization Trust CMO Series 2010-1 Class 1A1(b)(d) 02/26/37	6.000%	294,462	296,967
RBSSP Resecuritization Trust CMO Series 2012-2 Class 1A5(a)(b)(d) 05/26/47	0.282%	1,187,041	1,179,480
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $1,788,488)			1,792,418

Commercial Mortgage-Backed Securities — Agency 0.1%

Government National Mortgage Association Series 2010-141 Class A(d) 08/16/31	1.864%	1,261,536	1,265,865
Total Commercial Mortgage-Backed Securities — Agency (Cost: $1,277,695)			1,265,865

Commercial Mortgage-Backed Securities — Non-Agency 11.7%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Commercial Mortgage Trust Series 2006-1 Class A1A(a)(d) 09/10/45	5.378%	9,403,913	9,926,187
Banc of America Merrill Lynch Commercial Mortgage, Inc.(a)(d) Series 2005-1 Class A5 11/10/42	5.267%	5,853,000	5,937,705
Series 2005-4 Class A5B 07/10/45	4.997%	9,100,000	9,420,074
Series 2005-6 Class A4 09/10/47	5.177%	14,987,650	15,593,825
Bear Stearns Commercial Mortgage Securities Trust(a)(d) Series 2004-PWR5 Class A5 07/11/42	4.978%	2,231,299	2,232,113
Series 2004-T16 Class A6 02/13/46	4.750%	4,006,356	4,009,553
Series 2005-T18 Class A4 02/13/42	4.933%	8,524,377	8,643,352
Bear Stearns Commercial Mortgage Securities Trust(d) Series 2005-PWR8 Class A4 06/11/41	4.674%	8,841,275	9,039,700
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C5 Class A4(d) 11/15/37	4.829%	3,261,922	3,272,197
GMAC Commercial Mortgage Securities, Inc. Series 2006-C1 Class A1A(a)(d) 11/10/45	5.233%	10,782,762	11,314,352
GS Mortgage Securities Corp. II Series 2005-GG4 Class A4A(d) 07/10/39	4.751%	15,215,135	15,436,348
Greenwich Capital Commercial Funding Corp. Series 2005-GG3 Class A4(a)(d) 08/10/42	4.799%	11,824,268	11,902,072
JPMorgan Chase Commercial Mortgage Securities Trust(a)(d) Series 2005-CB11 Class A4 08/12/37	5.335%	17,741,041	18,032,172
JPMorgan Chase Commercial Mortgage Securities Trust(d) Series 2005-CB12 Class A4 09/12/37	4.895%	9,520,000	9,767,891
LB-UBS Commercial Mortgage Trust(a)(d) Series 2005-C7 Class A4 11/15/30	5.197%	7,935,000	8,147,547
LB-UBS Commercial Mortgage Trust(d) Series 2004-C1 Class A4 01/15/31	4.568%	1,285,675	1,307,772
Series 2005-C3 Class A5 07/15/30	4.739%	9,634,469	9,818,603
Series 2006-C1 Class A4 02/15/31	5.156%	11,320,000	11,859,545

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Merrill Lynch Mortgage Trust(a)(d) Series 2004-BPC1 Class A5 10/12/41	4.855%	3,882,449	3,889,060
Series 2005-CKI1 Class A6 11/12/37	5.286%	11,942,228	12,369,867
Morgan Stanley Capital I Trust Series 2006-T21 Class A4(a)(d) 10/12/52	5.162%	6,738,000	7,029,318
Wachovia Bank Commercial Mortgage Trust(a)(d) Series 2005-C17 Class A4 03/15/42	5.083%	14,403,275	14,562,605
Series 2006-C24 Class A1A 03/15/45	5.557%	6,375,644	6,768,403
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $215,778,111)			210,280,261

Asset-Backed Securities — Non-Agency 17.8%

ARI Fleet Lease Trust(b) Series 2013-A Class A2 12/15/15	0.700%	4,652,923	4,655,117
Series 2014-A Class A2 11/15/22	0.810%	3,825,000	3,819,188
Ally Auto Receivables Trust Series 2013-1 Class A2 10/15/15	0.460%	1,555,236	1,555,390
Ally Master Owner Trust Series 2011-4 Class A2 09/15/16	1.540%	5,110,000	5,116,373
Ally Master Owner Trust(a) Series 2013-1 Class A1 02/15/18	0.602%	7,500,000	7,521,276
Series 2013-3 Class A 09/15/18	0.672%	5,000,000	5,019,809
AmeriCredit Automobile Receivables Trust Series 2013-2 Class A2 11/08/16	0.530%	3,873,742	3,874,552
Series 2014-2 Class A2A 10/10/17	0.540%	6,850,000	6,844,678
American Credit Acceptance Receivables Trust(b) Series 2013-1 Class A 04/16/18	1.450%	2,062,141	2,068,811
Series 2013-2 Class A 02/15/17	1.320%	2,182,756	2,186,911
Series 2014-1 Class A 03/12/18	1.140%	2,723,055	2,726,633
American Credit Acceptance Receivables Trust(b)(c) Series 2014-3 Class A 08/10/18	0.990%	5,625,000	5,624,860

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BMW Vehicle Owner Trust Series 2011-A Class A3 08/25/15	0.760%	139,456	139,495
CNH Equipment Trust Series 2014-A Class A2 06/15/17	0.490%	5,000,000	4,997,978
Cabela's Master Credit Card Trust Series 2010-1A Class A2(a)(b) 01/16/18	1.602%	7,530,000	7,570,052
Chesapeake Funding LLC(a)(b) Series 2012-1A Class A 11/07/23	0.906%	2,500,518	2,508,700
Series 2014-1A Class A 03/07/26	0.576%	8,500,000	8,500,000
DT Auto Owner Trust Series 2014-1A Class A(b) 07/17/17	0.660%	3,791,563	3,791,115
Enterprise Fleet Financing LLC Series 2014-1 Class A2(b) 09/20/19	0.870%	6,000,000	5,993,404
Exeter Automobile Receivables Trust Series 2014-2A Class A(b) 08/15/18	1.060%	1,422,194	1,420,085
Ford Credit Auto Lease Trust Series 2013-A Class A2 05/15/15	0.460%	1,456,939	1,457,046
Ford Credit Auto Owner Trust Series 2014-A Class A2 11/15/16	0.480%	7,110,506	7,113,594
Series 2014-B Class A2 03/15/17	0.470%	8,500,000	8,496,989
Ford Credit Floorplan Master Owner Trust(a) Series 2013-5 Class A2 09/15/18	0.622%	8,000,000	8,034,320
Ford Credit Floorplan Master Owner Trust(b) Series 2010-3 Class A1 02/15/17	4.200%	15,225,000	15,533,398
GE Capital Credit Card Master Note Trust Series 2012-4 Class A(a) 06/15/18	0.452%	5,000,000	5,001,370
GE Dealer Floorplan Master Note Trust Series 2014-1 Class A(a) 07/20/19	0.535%	12,500,000	12,500,000
GE Equipment Midticket LLC Series 2013-1 Class A2 03/22/16	0.640%	2,471,378	2,471,688
GE Equipment Small Ticket LLC Series 2014-1A Class A2(b) 08/24/16	0.590%	5,000,000	4,998,454

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GE Equipment Transportation LLC Series 2013-1 Class A2 11/24/15	0.500%	2,142,779	2,142,375
Series 2013-2 Class A2 06/24/16	0.610%	5,997,691	5,997,191
Series 2014-1 Class A2 12/23/16	0.550%	3,225,000	3,222,973
GreatAmerica Leasing Receivables Funding LLC(b) Series 2013-1 Class A2 05/15/15	0.610%	2,127,881	2,128,762
Series 2014-1 Class A2 05/15/16	0.610%	9,500,000	9,500,260
Hertz Fleet Lease Funding LP Series 2014-1 Class A(a)(b) 04/10/28	0.553%	8,000,000	8,000,000
Honda Auto Receivables Owner Trust Series 2013-3 Class A3 01/15/16	0.540%	8,097,897	8,103,210
Hyundai Auto Lease Securitization Trust Series 2013-A Class A2(b) 09/15/15	0.510%	3,072,836	3,073,197
Series 2014-B Class A2(b) 02/15/17	0.610%	7,500,000	7,494,839
John Deere Owner Trust Series 2013-A Class A2 09/15/15	0.410%	1,606,676	1,606,721
M&T Bank Auto Receivables Trust Series 2013-1A Class A2(b) 02/16/16	0.660%	4,594,995	4,595,819
MMAF Equipment Finance LLC Series 2013-AA Class A2(b) 05/09/16	0.690%	6,707,646	6,712,895
Mercedes-Benz Master Owner Trust Series 2012-BA Class A(a)(b) 11/15/16	0.422%	6,015,000	6,016,650
Nations Equipment Finance Funding I LLC Series 2013-1A Class A(b) 11/20/16	1.697%	2,080,593	2,081,634
Navitas Equipment Receivables LLC Series 2013-1 Class A(b) 11/15/16	1.950%	2,511,630	2,511,401
Nissan Auto Lease Trust Series 2013-B Class A2A 01/15/16	0.570%	9,241,462	9,246,113
Prestige Auto Receivables Trust(b) Series 2013-1A Class A2 02/15/18	1.090%	2,663,965	2,667,614
Series 2014-1A Class A2 03/15/18	0.970%	2,125,000	2,121,855

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SLM Private Education Loan Trust(a)(b) Series 2011-A Class A1 10/15/24	1.152%	1,041,091	1,047,364
Series 2011-B Class A1 12/16/24	1.002%	2,217,245	2,227,519
Series 2012-B Class A1 12/15/21	1.252%	722,185	725,685
Series 2013-A Class A1 08/15/22	0.752%	3,202,559	3,209,827
SLM Student Loan Trust(a) Series 2006-1 Class A4 07/25/19	0.324%	10,671,302	10,647,366
Series 2012-7 Class A1 02/27/17	0.315%	2,270,275	2,270,102
Series 2013-1 Class A1 02/27/17	0.305%	2,448,324	2,448,082
SMART Trust Series 2012-4US Class A2A 06/14/15	0.670%	608,742	608,779
Series 2013-1US Class A2A 05/14/15	0.580%	373,433	373,448
SMART Trust(a) Series 2012-4US Class A3B 03/14/17	0.702%	4,000,000	4,008,472
Santander Drive Auto Receivables Trust Series 2013-4 Class A2 09/15/16	0.890%	1,793,935	1,795,446
Series 2014-1 Class A2A 06/15/17	0.660%	9,998,351	10,001,164
Series 2014-3 Class A2A 08/15/17	0.540%	3,400,000	3,398,175
Silverleaf Finance VII LLC Series 2010-A Class A(b) 07/15/22	5.360%	496,026	510,797
TCF Auto Receivables Owner Trust Series 2014-1A Class A2(b) 05/15/17	0.590%	7,500,000	7,497,845
Utah State Board of Regents Series 2011-1 Class A1(a) 05/01/23	0.725%	587,287	588,080
Volkswagen Auto Lease Trust Series 2013-A Class A2A 12/21/15	0.630%	4,278,770	4,283,113
Volvo Financial Equipment LLC(b) Series 2013-1A Class A2 11/16/15	0.530%	4,352,289	4,353,009
Series 2014-1A Class A2 11/15/16	0.540%	6,000,000	6,001,148
Westlake Automobile Receivables Trust Series 2014-1A Class A2(b) 05/15/17	0.700%	5,000,000	4,996,184

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
World Omni Master Owner Trust Series 2013-1 Class A(a)(b) 02/15/18	0.502%	8,070,000	8,081,259
Total Asset-Backed Securities — Non-Agency (Cost: $317,977,859)			317,837,659

U.S. Treasury Obligations 7.6%

U.S. Treasury 10/31/14	0.250%	10,000,000	10,005,080
01/31/15	0.250%	30,000,000	30,026,940
03/15/15	0.375%	27,000,000	27,046,413
04/30/15	0.125%	15,000,000	15,004,095
05/31/15	0.250%	10,000,000	10,010,938
03/31/16	0.375%	24,500,000	24,500,000
06/15/16	0.500%	15,000,000	15,002,344
06/15/17	0.875%	5,000,000	4,984,375
Total U.S. Treasury Obligations (Cost: $136,334,075)			136,580,185

U.S. Government & Agency Obligations 7.3%

Federal Farm Credit Banks(a) 03/24/15	0.230%	15,000,000	15,011,475
10/26/15	0.184%	20,000,000	20,015,460
10/26/15	0.204%	35,000,000	35,035,595
02/24/16	0.205%	35,000,000	35,038,255
Federal National Mortgage Association 10/26/15	1.625%	10,000,000	10,168,770
Federal National Mortgage Association(a) 01/20/15	0.166%	10,000,000	10,003,250
08/26/16	0.174%	6,000,000	6,003,276
Total U.S. Government & Agency Obligations (Cost: $131,132,707)			131,276,081

Foreign Government Obligations 0.6%

Canada 0.6%
Province of Nova Scotia Senior Unsecured 07/21/15	2.375%	10,000,000	10,197,300
Total Foreign Government Obligations (Cost: $10,180,551)			10,197,300

Municipal Bonds 0.6%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California 0.2%
University of California Revenue Bonds Taxable Series 2011Y-1(a) 07/01/41	0.656%	5,000,000	5,022,550
Florida 0.3%
Citizens Property Insurance Corp. Revenue Bonds Personal & Commercial Lines Series 2012(a) 06/01/15	1.310%	5,000,000	5,037,200
Louisiana 0.1%
City of Baton Rouge/Parish of East Baton Rouge Refunding Revenue Bonds Taxable Series 2012 01/15/15	1.239%	1,000,000	1,003,310
Total Municipal Bonds (Cost: $11,000,000)			11,063,060

Money Market Funds 5.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.097%(e)(f)	102,657,409	102,657,409
Total Money Market Funds (Cost: $102,657,409)		102,657,409
Total Investments (Cost: $1,836,993,925)		1,833,567,361
Other Assets & Liabilities, Net		(40,940,863)
Net Assets		1,792,626,498

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the value of these securities amounted to $266,698,918 or 14.88% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Notes to Portfolio of Investments (continued)

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)  The rate shown is the seven-day current annualized yield at July 31, 2014.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	44,972,196	1,073,520,686	(1,015,835,473)	102,657,409	82,930	102,657,409

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	908,481,485	—	908,481,485
Residential Mortgage-Backed Securities — Agency	—	2,135,638	—	2,135,638
Residential Mortgage-Backed Securities — Non-Agency	—	1,792,418	—	1,792,418
Commercial Mortgage-Backed Securities — Agency	—	1,265,865	—	1,265,865
Commercial Mortgage-Backed Securities — Non-Agency	—	210,280,261	—	210,280,261
Asset-Backed Securities — Non-Agency	—	315,756,025	2,081,634	317,837,659
U.S. Treasury Obligations	136,580,185	—	—	136,580,185
U.S. Government & Agency Obligations	—	131,276,081	—	131,276,081
Foreign Government Obligations	—	10,197,300	—	10,197,300
Municipal Bonds	—	11,063,060	—	11,063,060
Total Bonds	136,580,185	1,592,248,133	2,081,634	1,730,909,952
Mutual Funds
Money Market Funds	102,657,409	—	—	102,657,409
Total Mutual Funds	102,657,409	—	—	102,657,409
Total	239,237,594	1,592,248,133	2,081,634	1,833,567,361

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

CMG Ultra Short Term Bond Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset-backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

CMG Ultra Short Term Bond Fund

Statement of Assets and Liabilities

July 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,734,336,516)	$1,730,909,952
Affiliated issuers (identified cost $102,657,409)	102,657,409
Total investments (identified cost $1,836,993,925)	1,833,567,361
Cash	279
Receivable for:
Investments sold	594
Capital shares sold	3,169,797
Dividends	5,237
Interest	4,625,813
Trustees' deferred compensation plan	46,969
Total assets	1,841,416,050
Liabilities
Payable for:
Investments purchased	28,071,856
Investments purchased on a delayed delivery basis	13,124,860
Capital shares purchased	6,635,628
Dividend distributions to shareholders	868,588
Investment management fees	12,263
Other expenses	29,388
Trustees' deferred compensation plan	46,969
Total liabilities	48,789,552
Net assets applicable to outstanding capital stock	$1,792,626,498
Represented by
Paid-in capital	$1,821,967,109
Excess of distributions over net investment income	(309,826)
Accumulated net realized loss	(25,604,221)
Unrealized appreciation (depreciation) on:
Investments	(3,426,564)
Total — representing net assets applicable to outstanding capital stock	$1,792,626,498
Shares outstanding	199,224,935
Net asset value per share	$9.00

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

CMG Ultra Short Term Bond Fund

Statement of Operations

Year Ended July 31, 2014

Net investment income
Income:
Dividends — affiliated issuers	$82,930
Interest	11,886,451
Total income	11,969,381
Expenses:
Investment management fees	4,577,428
Compensation of board members	66,967
Professional fees	56,081
Total expenses	4,700,476
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(123,048)
Total net expenses	4,577,428
Net investment income	7,391,953
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,069,121
Net realized gain	1,069,121
Net change in unrealized appreciation (depreciation) on:
Investments	929,067
Net change in unrealized appreciation (depreciation)	929,067
Net realized and unrealized gain	1,998,188
Net increase in net assets resulting from operations	$9,390,141

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

CMG Ultra Short Term Bond Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2014	Year Ended July 31, 2013
Operations
Net investment income	$7,391,953	$13,004,104
Net realized gain	1,069,121	1,740,674
Net change in unrealized appreciation (depreciation)	929,067	(6,512,820)
Net increase in net assets resulting from operations	9,390,141	8,231,958
Distributions to shareholders
Net investment income	(7,391,723)	(13,004,354)
Total distributions to shareholders	(7,391,723)	(13,004,354)
Increase (decrease) in net assets from capital stock activity	(45,827,682)	475,436,196
Total increase (decrease) in net assets	(43,829,264)	470,663,800
Net assets at beginning of year	1,836,455,762	1,365,791,962
Net assets at end of year	$1,792,626,498	$1,836,455,762
Excess of distributions over net investment income	$(309,826)	$(388,681)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

CMG Ultra Short Term Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Subscriptions	150,126,578	1,350,317,682	236,353,132	2,128,906,967
Distributions reinvested	39,565	355,952	52,716	474,857
Redemptions	(155,242,254)	(1,396,501,316)	(183,652,614)	(1,653,945,628)
Total increase (decrease)	(5,076,111)	(45,827,682)	52,753,234	475,436,196
Total net increase (decrease)	(5,076,111)	(45,827,682)	52,753,234	475,436,196

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

CMG Ultra Short Term Bond Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,
	2014	2013	2012	2011		2010
Per share data
Net asset value, beginning of period	$8.99	$9.01	$9.02	$9.10		$9.16
Income from investment operations
Net investment income	0.04	0.07	0.08	0.13		0.13
Net realized and unrealized gain (loss)	0.01	(0.02)	0.00 (a)	0.00	(a)	0.06
Total from investment operations	0.05	0.05	0.08	0.13		0.19
Less distributions to shareholders from:
Net investment income	(0.04)	(0.07)	(0.09)	(0.21)		(0.25)
Total distributions to shareholders	(0.04)	(0.07)	(0.09)	(0.21)		(0.25)
Net asset value, end of period	$9.00	$8.99	$9.01	$9.02		$9.10
Total return	0.52%	0.55%	0.93%	1.45%		2.10	%(b)
Ratios to average net assets(c)
Total gross expenses	0.26%	0.26%	0.26%	0.26	%(d)	0.26	%(d)
Total net expenses(e)	0.25%	0.25%	0.25%	0.25	%(d)	0.25	%(d)
Net investment income	0.40%	0.76%	0.93%	1.39%		1.38%
Supplemental data
Net assets, end of period (in thousands)	$1,792,626	$1,836,456	$1,365,792	$968,267		$1,205,473
Portfolio turnover	68%	67%	66%	51%		90%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement increased the total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

CMG Ultra Short Term Bond Fund

Notes to Financial Statements

July 31, 2014

Note 1. Organization

CMG Ultra Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares of the Fund are available for purchase by institutional entities, including corporations, partnerships, trusts, foundations, endowments, affiliated funds, government entities or other similar organizations, and to certain qualifying advisory clients of Bank of America. Please see the Fund's prospectus for further details, including applicable investment minimums.

Fund Shares

The Trust may issue an unlimited number of shares (without par value), which are offered continuously at net asset value.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the

Annual Report 2014
23

CMG Ultra Short Term Bond Fund

Notes to Financial Statements (continued)

July 31, 2014

issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The Fund's investment management fee is a unified fee. The Investment Manager, out of the unified fee it receives from the Fund, pays all operating costs and expenses of the Fund (other than the expenses described below or in the Fund's prospectus), including accounting expenses (other than audit fees), legal fees for the Fund, transfer agent and custodian fees, and other expenses. The Fund pays the following expenses: disinterested trustees fees and expenses, including their legal counsel, auditing expense, interest on borrowings by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund. The unified fee is paid monthly to the Investment Manager at the annual rate of 0.25% of the Fund's average net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund Administrator does not receive a fee for its administration and accounting services under the Administrative Services Agreement.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, is charged its pro-rata share of the expenses associated with the Chief Compliance Officer. The expenses of the Chief Compliance Officer charged to the Fund are payable by the Investment Manager.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent fees for the Fund are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

Annual Report 2014
24

CMG Ultra Short Term Bond Fund

Notes to Financial Statements (continued)

July 31, 2014

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through November 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund's custodian, do not exceed the annual rate of 0.25% of the Fund's average daily net assets.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$78,625
Accumulated net realized loss	548,623
Paid-in capital	(627,248)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2014	2013
Ordinary income	$7,391,723	$13,004,354

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	605,732
Capital loss carryforwards	(25,604,221)
Net unrealized depreciation	(3,426,564)

At July 31, 2014, the cost of investments for federal income tax purposes was $1,836,993,925 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,687,399
Unrealized depreciation	(6,113,963)
Net unrealized depreciation	$(3,426,564)

The following capital loss carryforwards, determined at July 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2015	685,751
2016	213,699
2017	2,249,159
2018	1,023,617
2019	11,369,928
No expiration — short-term	3,656,370
No expiration — long-term	6,405,697
Total	25,604,221

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended July 31, 2014, $987,151 of capital loss carryforward was utilized, $627,248 expired unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative

Annual Report 2014
25

CMG Ultra Short Term Bond Fund

Notes to Financial Statements (continued)

July 31, 2014

interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $1,184,307,557 and $1,231,871,450, respectively, for the year ended July 31, 2014, of which $120,415,200 and $90,497,599, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2014, one unaffiliated shareholder of record owned 94.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2014.

Note 9. Significant Risks

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2014
26

CMG Ultra Short Term Bond Fund

Notes to Financial Statements (continued)

July 31, 2014

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
27

CMG Ultra Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
CMG Ultra Short Term Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Ultra Short Term Bond Fund (the "Fund", a series of Columbia Funds Series Trust I) at July 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2014

Annual Report 2014
28

CMG Ultra Short Term Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman (since 2004)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014
29

CMG Ultra Short Term Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
30

CMG Ultra Short Term Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014
31

CMG Ultra Short Term Bond Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to CMG Ultra Short Term Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Annual Report 2014
32

CMG Ultra Short Term Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the seventieth, fifty-ninth and forty-first percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a

Annual Report 2014
33

CMG Ultra Short Term Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the third and first quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2014
34

CMG Ultra Short Term Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund for retail funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014
35

This page intentionally left blank.

Annual Report 2014
36

CMG Ultra Short Term Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
37

CMG Ultra Short Term Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN103_07_D01_(09/14)

Annual Report

July 31, 2014

Columbia Large Cap Growth Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Large Cap Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	41
Federal Income Tax Information	42
Trustees and Officers	43
Board Consideration and Approval of Advisory Agreement	46
Important Information About This Report	53

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Large Cap Growth Fund

Performance Overview

Performance Summary

>  Columbia Large Cap Growth Fund (the Fund) Class A shares returned 16.29% excluding sales charges for the 12-month period that ended July 31, 2014.

>  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 18.69% during the same period.

>  Holdings in consumer discretionary, consumer staples and energy aided the Fund's results relative to its benchmark, while stock selection in the health care and technology sectors detracted from returns.

Average Annual Total Returns (%) (for period ended July 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/98
Excluding sales charges		16.29	15.72	8.08
Including sales charges		9.59	14.35	7.45
Class B	11/01/98
Excluding sales charges		15.46	14.85	7.27
Including sales charges		10.46	14.62	7.27
Class C	11/18/02
Excluding sales charges		15.45	14.85	7.27
Including sales charges		14.45	14.85	7.27
Class E*	09/22/06
Excluding sales charges		16.18	15.60	7.97
Including sales charges		10.95	14.54	7.48
Class F*	09/22/06
Excluding sales charges		15.43	14.85	7.27
Including sales charges		10.43	14.62	7.27
Class I*	09/27/10	16.84	16.19	8.44
Class K*	03/07/11	16.47	15.89	8.24
Class R*	09/27/10	16.06	15.42	7.77
Class R4*	11/08/12	16.67	16.01	8.35
Class R5*	03/07/11	16.74	16.14	8.41
Class T	12/14/90
Excluding sales charges		16.21	15.65	8.02
Including sales charges		9.55	14.29	7.38
Class W*	09/27/10	16.39	15.76	8.13
Class Y*	07/15/09	16.84	16.23	8.46
Class Z	12/14/90	16.61	16.00	8.35
Russell 1000 Growth Index		18.69	17.25	8.66

Returns for Class A and T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class E are shown with and without the maximum sales charge of 4.50%. Returns for Class B and Class F are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia Large Cap Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2004 – July 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia Large Cap Growth Fund

Manager Discussion of Fund Performance

For the 12-month period that ended July 31, 2014, the Fund's Class A shares returned 16.29%, excluding sales charges. The Fund's benchmark, the Russell 1000 Growth Index, returned 18.69% over the same 12-month period. Holdings in consumer discretionary, consumer staples and energy aided the Fund's results relative to its benchmark, while stock selection in the health care and technology sectors detracted from returns.

Economic Growth Drove Markets

Even though a difficult winter weighed on the U.S. economy early in 2014, it was not enough to derail the steady pick-up in growth that marked the 12-month period. Solid labor-market gains drove the unemployment rate down to 6.2%. In the spring, robust manufacturing activity boosted the nation's capacity utilization rate to a recovery high of 79.1%. Personal income edged higher, as did the personal savings rate, which ended the period at 5.3%. Consumer confidence generally rose during the 12-month period, reflecting expectations that the economy was on solid ground. The housing market lost some momentum, the victim of bad winter weather, tighter borrowing standards, rising prices and higher mortgage rates. However, higher pending home sales near the end of the period was a positive data point.

Consumer Discretionary, Consumer Staples and Energy Aided Relative Results

In the consumer discretionary sector, Priceline, Netflix, Las Vegas Sands, Hanesbrands and DISH Network contributed to the Fund's relative returns. Priceline and Netflix posted stronger-than-expected revenues and earnings as they benefited from the growth of the online travel and entertainment businesses. Netflix was sold before the end of the reporting period as it approached our price target. Meanwhile, Las Vegas Sands, a leading global casino operator, saw robust growth in its China-based Macau gaming properties. Hanesbrands has taken basic cotton underwear and added more technology and functionality to their products, resulting in higher average selling prices, which has helped boost revenues and earnings. Another standout performer was DISH Network, a leading satellite subscription company, which purchased a wireless spectrum that's increasingly being valued at a premium in the marketplace. At some point, DISH is expected to sell the spectrum or use it to add value to the company.

The Fund is relatively underweight in consumer staples, but Walgreens was a strong performer in the sector during the period. The company benefited from positive trends in health care, but also from expected synergies as a result of its acquisition of a British pharmacy chain. Another positive contributor in consumer staples was Coca-Cola Enterprises, an international bottling business that has seen increased sales in some of its European markets. In the energy sector, Halliburton, an oil services company, outperformed due to strong revenues but primarily from a significant increase in U.S. oil production. Like Halliburton, EOG Resources, a leading exploration company, also helped its portfolio as it delivered very strong revenues thanks to increased U.S. oil production.

Portfolio Management

John Wilson, CFA

Peter Deininger, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at July 31, 2014)
Apple, Inc.	5.3
Schlumberger Ltd.	2.6
Facebook, Inc., Class A	2.5
Google, Inc., Class A	2.5
Starwood Hotels & Resorts Worldwide, Inc.	2.5
Lowe's Companies, Inc.	2.3
Honeywell International, Inc.	2.2
Google, Inc., Class C	2.2
Verizon Communications, Inc.	2.0
VF Corp.	2.0

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014
4

Columbia Large Cap Growth Fund

Manager Discussion of Fund Performance (continued)

Mixed Results from Health Care and Information Technology Stocks

Although stock selection in health care and technology detracted from relative returns, other companies in those sectors performed well. Negative health care contributors included Celgene, Cubist Pharmaceuticals and ARIAD Pharmaceuticals. We added to our position in Cubist based on what we viewed as an attractive portfolio of new products, but we sold Celgene and ARIAD during the period. At the same time, shares of Gilead Sciences continued to outperform thanks to strong sales of the biotech company's product aimed at treating hepatitis C. In information technology, the Fund's largest sector, Cisco Systems, Citrix Systems and CommVault Systems reported revenues and earnings that did not meet expectations and we sold all three stocks before the end of the reporting period. On the other hand, a number of technology companies performed well. Facebook and Google, for example, experienced strong advertising revenues as more people used their services. Two other technology companies — NXP Semiconductors and Avago Technologies — benefited from increased demand for their semiconductors.

Looking Ahead

More than five years into the global recovery, we still find ourselves in a scarce growth environment with regard to corporate earnings and revenue. Given that individual growth companies tend to stand out in periods like this, we will continue to look for reasonably valued, high quality, large-cap growth companies that we believe have strong market shares, strong global franchises, as well as strong research and development and new product capabilities. We believe our research and investment process is well suited to identify those companies that have the greatest potential to outperform.

Portfolio Breakdown (%) (at July 31, 2014)
Common Stocks	97.7
Consumer Discretionary	16.3
Consumer Staples	7.6
Energy	5.9
Financials	6.5
Health Care	14.5
Industrials	12.5
Information Technology	29.8
Materials	2.6
Telecommunication Services	2.0
Money Market Funds	2.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Investment Risks

Risks include stock market fluctuations due to business and economic developments. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
5

Columbia Large Cap Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2014 – July 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,063.80	1,019.19	5.78	5.66	1.13
Class B	1,000.00	1,000.00	1,060.10	1,015.47	9.60	9.39	1.88
Class C	1,000.00	1,000.00	1,060.00	1,015.47	9.60	9.39	1.88
Class E	1,000.00	1,000.00	1,063.30	1,018.70	6.29	6.16	1.23
Class F	1,000.00	1,000.00	1,060.10	1,015.47	9.60	9.39	1.88
Class I	1,000.00	1,000.00	1,066.20	1,021.32	3.59	3.51	0.70
Class K	1,000.00	1,000.00	1,064.80	1,019.84	5.12	5.01	1.00
Class R	1,000.00	1,000.00	1,063.00	1,017.95	7.06	6.90	1.38
Class R4	1,000.00	1,000.00	1,066.10	1,020.38	4.56	4.46	0.89
Class R5	1,000.00	1,000.00	1,066.00	1,021.08	3.84	3.76	0.75
Class T	1,000.00	1,000.00	1,063.60	1,018.94	6.04	5.91	1.18
Class W	1,000.00	1,000.00	1,064.70	1,019.19	5.78	5.66	1.13
Class Y	1,000.00	1,000.00	1,066.20	1,021.37	3.53	3.46	0.69
Class Z	1,000.00	1,000.00	1,065.30	1,020.43	4.51	4.41	0.88

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2014
6

Columbia Large Cap Growth Fund

Portfolio of Investments

July 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 97.4%

Issuer	Shares	Value ($)
Consumer Discretionary 16.2%
Auto Components 0.7%
Delphi Automotive PLC	302,100	20,180,280
Hotels, Restaurants & Leisure 2.4%
Starwood Hotels & Resorts Worldwide, Inc.	950,800	73,059,472
Internet & Catalog Retail 2.6%
Amazon.com, Inc.(a)	174,485	54,612,060
Priceline Group, Inc. (The)(a)	19,600	24,352,020
Total		78,964,080
Media 5.0%
Comcast Corp., Class A	813,900	43,730,847
DISH Network Corp., Class A(a)	644,100	39,844,026
Time Warner Cable, Inc.	273,600	39,699,360
Twenty-First Century Fox, Inc., Class A	990,200	31,369,536
Total		154,643,769
Specialty Retail 2.2%
Lowe's Companies, Inc.	1,403,300	67,147,905
Textiles, Apparel & Luxury Goods 3.3%
Hanesbrands, Inc.	422,800	41,311,788
VF Corp.	986,600	60,448,982
Total		101,760,770
Total Consumer Discretionary		495,756,276
Consumer Staples 7.6%
Beverages 3.3%
Anheuser-Busch InBev NV, ADR	444,200	47,964,716
Coca-Cola Co. (The)	765,300	30,068,637
Coca-Cola Enterprises, Inc.	501,900	22,811,355
Total		100,844,708
Food & Staples Retailing 1.3%
Walgreen Co.	593,900	40,842,503
Food Products 3.0%
Hain Celestial Group, Inc. (The)(a)	186,611	15,955,240
Mead Johnson Nutrition Co.	582,300	53,245,512
WhiteWave Foods Co. (The), Class A(a)	751,900	22,399,101
Total		91,599,853
Total Consumer Staples		233,287,064

Common Stocks (continued)

Issuer	Shares	Value ($)
Energy 5.9%
Energy Equipment & Services 3.8%
Halliburton Co.	530,600	36,606,094
Schlumberger Ltd.	720,600	78,105,834
Total		114,711,928
Oil, Gas & Consumable Fuels 2.1%
Anadarko Petroleum Corp.	369,100	39,438,335
EOG Resources, Inc.	233,800	25,587,072
Kinder Morgan Management LLC(b)(c)	—	33
Total		65,025,440
Total Energy		179,737,368
Financials 6.4%
Banks 2.0%
Fifth Third Bancorp	829,200	16,982,016
Wells Fargo & Co.	893,100	45,458,790
Total		62,440,806
Capital Markets 3.4%
BlackRock, Inc.	100,400	30,594,892
Goldman Sachs Group, Inc. (The)	126,600	21,885,342
Invesco Ltd.	785,800	29,569,654
TD Ameritrade Holding Corp.	686,100	22,037,532
Total		104,087,420
Real Estate Investment Trusts (REITs) 1.0%
Simon Property Group, Inc.	181,400	30,509,666
Total Financials		197,037,892
Health Care 14.5%
Biotechnology 6.4%
Alkermes PLC(a)	307,400	13,144,424
Biogen Idec, Inc.(a)	136,500	45,644,235
Cubist Pharmaceuticals, Inc.(a)	405,400	24,688,860
Gilead Sciences, Inc.(a)	635,200	58,152,560
Pharmacyclics, Inc.(a)	217,095	26,146,922
Vertex Pharmaceuticals, Inc.(a)	317,500	28,228,925
Total		196,005,926
Health Care Equipment & Supplies 3.7%
Covidien PLC	409,600	35,434,496
St. Jude Medical, Inc.	582,300	37,960,137
Zimmer Holdings, Inc.	382,300	38,256,761
Total		111,651,394

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Large Cap Growth Fund

Portfolio of Investments (continued)

July 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Providers & Services 1.7%
McKesson Corp.	269,900	51,783,014
Life Sciences Tools & Services 1.2%
Thermo Fisher Scientific, Inc.	306,200	37,203,300
Pharmaceuticals 1.5%
Actavis PLC(a)	215,600	46,194,456
Total Health Care		442,838,090
Industrials 12.5%
Aerospace & Defense 3.8%
Honeywell International, Inc.	714,400	65,603,352
Precision Castparts Corp.	35,530	8,129,264
Raytheon Co.	454,000	41,209,580
Total		114,942,196
Airlines 0.6%
American Airlines Group, Inc.	452,500	17,579,625
Commercial Services & Supplies 1.1%
Tyco International Ltd.	815,900	35,206,085
Electrical Equipment 1.1%
Rockwell Automation, Inc.	302,400	33,765,984
Machinery 3.4%
Ingersoll-Rand PLC	508,200	29,877,078
Pall Corp.	359,900	27,881,453
Snap-On, Inc.	219,900	26,431,980
Trinity Industries, Inc.	464,900	20,288,236
Total		104,478,747
Professional Services 1.5%
Nielsen NV	978,600	45,123,246
Road & Rail 1.0%
Union Pacific Corp.	321,100	31,567,341
Total Industrials		382,663,224
Information Technology 29.8%
Communications Equipment 1.3%
QUALCOMM, Inc.	527,207	38,855,156
Internet Software & Services 7.0%
Facebook, Inc., Class A(a)	1,035,400	75,221,810
Google, Inc., Class A(a)	129,456	75,026,225
Google, Inc., Class C(a)	112,856	64,508,489
Total		214,756,524
IT Services 1.9%
Visa, Inc., Class A	277,900	58,639,679

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 4.2%
Avago Technologies Ltd.	487,200	33,801,936
Broadcom Corp., Class A	831,800	31,824,668
KLA-Tencor Corp.	496,600	35,501,934
NXP Semiconductor NV(a)	435,374	27,145,569
Total		128,274,107
Software 8.9%
Electronic Arts, Inc.(a)	1,324,500	44,503,200
Microsoft Corp.	1,400,100	60,428,316
Red Hat, Inc.(a)	683,200	39,707,584
Salesforce.com, Inc.(a)	1,043,300	56,599,025
ServiceNow, Inc.(a)	246,400	14,488,320
VMware, Inc., Class A(a)	569,200	56,555,712
Total		272,282,157
Technology Hardware, Storage & Peripherals 6.5%
Apple, Inc.	1,638,162	156,559,142
EMC Corp.	1,385,710	40,601,303
Total		197,160,445
Total Information Technology		909,968,068
Materials 2.5%
Chemicals 2.5%
Celanese Corp., Class A	509,700	29,669,637
Monsanto Co.	424,100	47,961,469
Total		77,631,106
Total Materials		77,631,106
Telecommunication Services 2.0%
Diversified Telecommunication Services 2.0%
Verizon Communications, Inc.	1,205,300	60,771,226
Total Telecommunication Services		60,771,226
Total Common Stocks (Cost: $2,355,978,892)		2,979,690,314

Money Market Funds 2.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.097%(d)(e)	71,697,171	71,697,171
Total Money Market Funds (Cost: $71,697,171)		71,697,171
Total Investments (Cost: $2,427,676,063)		3,051,387,485
Other Assets & Liabilities, Net		8,183,707
Net Assets		3,059,571,192

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Large Cap Growth Fund

Portfolio of Investments (continued)

July 31, 2014

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2014 was $33, which represents less than 0.01% of net assets. Information concerning such security holdings at July 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Kinder Morgan Management LLC	12/18/2002 – 01/18/2005	10

(c)  Represents fractional shares.

(d)  The rate shown is the seven-day current annualized yield at July 31, 2014.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	35,610,735	934,432,106	(898,345,670)	71,697,171	43,225	71,697,171

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Large Cap Growth Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	495,756,276	—	—	495,756,276
Consumer Staples	233,287,064	—	—	233,287,064
Energy	179,737,335	33	—	179,737,368
Financials	197,037,892	—	—	197,037,892
Health Care	442,838,090	—	—	442,838,090
Industrials	382,663,224	—	—	382,663,224
Information Technology	909,968,068	—	—	909,968,068
Materials	77,631,106	—	—	77,631,106
Telecommunication Services	60,771,226	—	—	60,771,226
Total Equity Securities	2,979,690,281	33	—	2,979,690,314
Mutual Funds
Money Market Funds	71,697,171	—	—	71,697,171
Total Mutual Funds	71,697,171	—	—	71,697,171
Total	3,051,387,452	33	—	3,051,387,485

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Large Cap Growth Fund

Statement of Assets and Liabilities

July 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,355,978,892)	$2,979,690,314
Affiliated issuers (identified cost $71,697,171)	71,697,171
Total investments (identified cost $2,427,676,063)	3,051,387,485
Receivable for:
Investments sold	37,030,224
Capital shares sold	293,934
Dividends	1,729,175
Reclaims	26,214
Trustees' deferred compensation plan	214,532
Other assets	43,008
Total assets	3,090,724,572
Liabilities
Payable for:
Investments purchased	28,892,636
Capital shares purchased	1,390,639
Investment management fees	52,708
Distribution and/or service fees	16,038
Transfer agent fees	295,207
Administration fees	4,455
Plan administration fees	1
Compensation of board members	3,570
Chief compliance officer expenses	156
Other expenses	283,438
Trustees' deferred compensation plan	214,532
Total liabilities	31,153,380
Net assets applicable to outstanding capital stock	$3,059,571,192
Represented by
Paid-in capital	$2,197,198,777
Undistributed net investment income	3,077,451
Accumulated net realized gain	235,583,542
Unrealized appreciation (depreciation) on:
Investments	623,711,422
Total — representing net assets applicable to outstanding capital stock	$3,059,571,192

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Large Cap Growth Fund

Statement of Assets and Liabilities (continued)

July 31, 2014

Class A
Net assets	$1,581,112,204
Shares outstanding	45,813,415
Net asset value per share	$34.51
Maximum offering price per share(a)	$36.62
Class B
Net assets	$24,116,825
Shares outstanding	781,076
Net asset value per share	$30.88
Class C
Net assets	$63,199,865
Shares outstanding	2,045,224
Net asset value per share	$30.90
Class E
Net assets	$15,333,158
Shares outstanding	445,153
Net asset value per share	$34.44
Maximum offering price per share(b)	$36.06
Class F
Net assets	$790,550
Shares outstanding	25,608
Net asset value per share	$30.87
Class I
Net assets	$184,811,415
Shares outstanding	5,216,737
Net asset value per share	$35.43
Class K
Net assets	$201,944
Shares outstanding	5,718
Net asset value per share	$35.32
Class R
Net assets	$1,533,962
Shares outstanding	44,542
Net asset value per share	$34.44
Class R4
Net assets	$766,186
Shares outstanding	21,297
Net asset value per share	$35.98
Class R5
Net assets	$194,914
Shares outstanding	5,507
Net asset value per share	$35.39

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Large Cap Growth Fund

Statement of Assets and Liabilities (continued)

July 31, 2014

Class T
Net assets	$172,830,021
Shares outstanding	5,042,488
Net asset value per share	$34.27
Maximum offering price per share(a)	$36.36
Class W
Net assets	$125,508,548
Shares outstanding	3,630,998
Net asset value per share	$34.57
Class Y
Net assets	$2,635
Shares outstanding	74
Net asset value per share(c)	$35.44
Class Z
Net assets	$889,168,965
Shares outstanding	25,110,760
Net asset value per share	$35.41

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.50%.

(c) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Large Cap Growth Fund

Statement of Operations

Year Ended July 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$39,818,219
Dividends — affiliated issuers	43,225
Interest	8,624
Foreign taxes withheld	(227,603)
Total income	39,642,465
Expenses:
Investment management fees	18,583,489
Distribution and/or service fees
Class A	3,874,044
Class B	299,536
Class C	594,306
Class E	53,456
Class F	8,434
Class R	8,645
Class T	509,982
Class W	237,390
Transfer agent fees
Class A	2,931,583
Class B	56,832
Class C	112,363
Class E	28,900
Class F	1,597
Class K	102
Class R	3,272
Class R4	524
Class R5	51
Class T	321,612
Class W	178,479
Class Z	1,670,973
Administration fees	1,574,915
Plan administration fees
Class K	509
Compensation of board members	95,949
Custodian fees	24,085
Printing and postage fees	334,726
Registration fees	191,432
Professional fees	127,515
Chief compliance officer expenses	1,370
Other	129,234
Total expenses	31,955,305
Expense reductions	(54,736)
Total net expenses	31,900,569
Net investment income	7,741,896
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	427,599,764
Options contracts written	107,422
Net realized gain	427,707,186
Net change in unrealized appreciation (depreciation) on:
Investments	16,831,090
Net change in unrealized appreciation (depreciation)	16,831,090
Net realized and unrealized gain	444,538,276
Net increase in net assets resulting from operations	$452,280,172

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Large Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2014	Year Ended July 31, 2013(a)
Operations
Net investment income	$7,741,896	$12,896,822
Net realized gain	427,707,186	317,153,297
Net change in unrealized appreciation (depreciation)	16,831,090	199,408,002
Net increase in net assets resulting from operations	452,280,172	529,458,121
Distributions to shareholders
Net investment income
Class A	(3,609,523)	(2,771,619)
Class E	(21,998)	(15,269)
Class I	(1,344,313)	(1,344,449)
Class K	(731)	(707)
Class R	(138)	—
Class R4	(1,016)	(10)
Class R5	(230)	(207)
Class T	(322,002)	(237,709)
Class W	(224,236)	(8)
Class Y	(25,513)	(70,654)
Class Z	(4,017,823)	(3,361,625)
Net realized gains
Class A	(74,009,629)	—
Class B	(1,710,706)	—
Class C	(3,086,077)	—
Class E	(735,060)	—
Class F	(47,690)	—
Class I	(10,207,426)	—
Class K	(9,725)	—
Class R	(83,179)	—
Class R4	(10,809)	—
Class R5	(1,881)	—
Class T	(8,185,082)	—
Class W	(5,984,855)	—
Class Y	(193,721)	—
Class Z	(41,898,356)	—
Total distributions to shareholders	(155,731,719)	(7,802,257)
Increase (decrease) in net assets from capital stock activity	(36,287,987)	(236,627,866)
Increase from payment by affiliate (see Note 6)	78,764	—
Total increase in net assets	260,339,230	285,027,998
Net assets at beginning of year	2,799,231,962	2,514,203,964
Net assets at end of year	$3,059,571,192	$2,799,231,962
Undistributed net investment income	$3,077,451	$4,917,789

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Large Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	2,074,225	68,846,981	2,414,373	68,351,193
Distributions reinvested	2,291,356	73,437,969	97,454	2,595,207
Redemptions	(5,269,960)	(175,121,398)	(7,099,434)	(199,146,343)
Net decrease	(904,379)	(32,836,448)	(4,587,607)	(128,199,943)
Class B shares
Subscriptions	22,973	684,834	37,690	954,545
Distributions reinvested	57,861	1,666,977	—	—
Redemptions(b)	(506,141)	(15,051,027)	(505,605)	(13,331,889)
Net decrease	(425,307)	(12,699,216)	(467,915)	(12,377,344)
Class C shares
Subscriptions	350,479	10,436,656	484,937	12,433,418
Distributions reinvested	85,987	2,479,009	—	—
Redemptions	(261,698)	(7,818,208)	(308,877)	(7,862,603)
Net increase	174,768	5,097,457	176,060	4,570,815
Class E shares
Subscriptions(c)	8,415	279,337	784	21,520
Distributions reinvested	23,538	753,452	573	15,248
Redemptions	(62,973)	(2,076,447)	(49,897)	(1,405,873)
Net decrease	(31,020)	(1,043,658)	(48,540)	(1,369,105)
Class F shares
Subscriptions	2,013	60,115	2,314	60,100
Distributions reinvested	1,655	47,690	—	—
Redemptions(c)	(8,466)	(253,088)	—	—
Net increase (decrease)	(4,798)	(145,283)	2,314	60,100
Class I shares
Subscriptions	25,509	863,134	134,218	3,681,806
Distributions reinvested	352,049	11,550,733	49,406	1,344,350
Redemptions	(2,043,662)	(69,849,015)	(1,055,617)	(30,793,864)
Net decrease	(1,666,104)	(57,435,148)	(871,993)	(25,767,708)
Class K shares
Subscriptions	1	37	1,303	36,092
Distributions reinvested	284	9,328	23	630
Redemptions	(563)	(19,500)	(158,086)	(4,468,117)
Net decrease	(278)	(10,135)	(156,760)	(4,431,395)
Class R shares
Subscriptions	20,519	688,191	46,971	1,324,547
Distributions reinvested	1,293	41,423	—	—
Redemptions	(29,945)	(1,015,126)	(22,658)	(641,584)
Net increase (decrease)	(8,133)	(285,512)	24,313	682,963

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia Large Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014		Year Ended July 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R4 shares
Subscriptions	22,055	770,700	1,023	32,500
Distributions reinvested	350	11,659	—	—
Redemptions	(2,131)	(73,739)	—	—
Net increase	20,274	708,620	1,023	32,500
Class R5 shares
Subscriptions	4,838	167,746	4,849	142,540
Distributions reinvested	49	1,602	6	156
Redemptions	(515)	(18,000)	(22,616)	(643,352)
Net increase (decrease)	4,372	151,348	(17,761)	(500,656)
Class T shares
Subscriptions	90,722	2,926,841	40,994	1,151,770
Distributions reinvested	198,349	6,315,433	6,609	174,938
Redemptions	(415,016)	(13,723,915)	(615,320)	(17,152,625)
Net decrease	(125,945)	(4,481,641)	(567,717)	(15,825,917)
Class W shares
Subscriptions	4,169,238	138,927,385	—	—
Distributions reinvested	193,544	6,208,888	—	—
Redemptions	(731,905)	(24,521,708)	—	—
Net increase	3,630,877	120,614,565	—	—
Class Y shares
Subscriptions	—	—	6,683	182,128
Redemptions	(119,363)	(4,070,077)	(436,718)	(12,423,891)
Net decrease	(119,363)	(4,070,077)	(430,035)	(12,241,763)
Class Z shares
Subscriptions	1,347,061	46,062,582	3,810,483	109,525,927
Distributions reinvested	884,148	29,026,585	77,634	2,114,748
Redemptions	(3,672,110)	(124,942,026)	(5,318,433)	(152,901,088)
Net decrease	(1,440,901)	(49,852,859)	(1,430,316)	(41,260,413)
Total net decrease	(895,937)	(36,287,987)	(8,374,934)	(236,627,866)

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

(c) Includes conversions of Class F shares to Class E shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia Large Cap Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,						Year Ended September 30,
Class A	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$31.25		$25.65		$20.84		$20.64		$18.77		$19.57
Income from investment operations:
Net investment income (loss)	0.06		0.11		0.02		(0.01)		0.04		0.07
Net realized and unrealized gain (loss)	4.90		5.55		4.82		0.25	(b)	1.92		(0.86)
Total from investment operations	4.96		5.66		4.84		0.24		1.96		(0.79)
Less distributions to shareholders:
Net investment income	(0.08)		(0.06)		(0.03)		(0.04)		(0.09)		(0.02)
Net realized gains	(1.62)		—		—		—		—		—
Total distributions to shareholders	(1.70)		(0.06)		(0.03)		(0.04)		(0.09)		(0.02)
Proceeds from regulatory settlements	—		—		0.00	(c)	—		0.00	(c)	0.01
Net asset value, end of period	$34.51		$31.25		$25.65		$20.84		$20.64		$18.77
Total return	16.29%		22.09%		23.22%		1.16%		10.48%		(3.97%)
Ratios to average net assets(d)
Total gross expenses	1.14%		1.18%		1.16	%(e)	1.15	%(f)	1.10	%(f)	1.13	%(f)
Total net expenses(g)	1.14	%(h)	1.18	%(h)	1.16	%(e)(h)	1.14	%(f)(i)	1.10	%(f)(h)	1.13	%(f)(h)
Net investment income (loss)	0.18%		0.40%		0.10	%(e)	(0.06%)		0.19%		0.43%
Supplemental data
Net assets, end of period (in thousands)	$1,581,112		$1,459,893		$1,316,211		$1,187,715		$148,455		$145,825
Portfolio turnover	88%		104%		80%		116%		122%		146%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended September 30,
Class B	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$28.25		$23.32		$19.04		$18.97		$17.30		$18.15
Income from investment operations:
Net investment loss	(0.17)		(0.09)		(0.12)		(0.18)		(0.10)		(0.04)
Net realized and unrealized gain (loss)	4.42		5.02		4.40		0.25	(b)	1.77		(0.82)
Total from investment operations	4.25		4.93		4.28		0.07		1.67		(0.86)
Less distributions to shareholders:
Net realized gains	(1.62)		—		—		—		—		—
Total distributions to shareholders	(1.62)		—		—		—		—		—
Proceeds from regulatory settlements	—		—		0.00	(c)	—		0.00	(c)	0.01
Net asset value, end of period	$30.88		$28.25		$23.32		$19.04		$18.97		$17.30
Total return	15.46%		21.14%		22.48%		0.37%		9.65%		(4.68%)
Ratios to average net assets(d)
Total gross expenses	1.89%		1.93%		1.91	%(e)	1.90	%(f)	1.85	%(f)	1.88	%(f)
Total net expenses(g)	1.89	%(h)	1.93	%(h)	1.91	%(e)(h)	1.89	%(f)(i)	1.85	%(f)(h)	1.88	%(f)(h)
Net investment loss	(0.56%)		(0.34%)		(0.64	%)(e)	(0.82%)		(0.56%)		(0.30%)
Supplemental data
Net assets, end of period (in thousands)	$24,117		$34,085		$39,046		$49,290		$14,527		$24,951
Portfolio turnover	88%		104%		80%		116%		122%		146%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended September 30,
Class C	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$28.27		$23.34		$19.06		$18.98		$17.31		$18.16
Income from investment operations:
Net investment loss	(0.17)		(0.09)		(0.12)		(0.17)		(0.10)		(0.05)
Net realized and unrealized gain (loss)	4.42		5.02		4.40		0.25	(b)	1.77		(0.81)
Total from investment operations	4.25		4.93		4.28		0.08		1.67		(0.86)
Less distributions to shareholders:
Net realized gains	(1.62)		—		—		—		—		—
Total distributions to shareholders	(1.62)		—		—		—		—		—
Proceeds from regulatory settlements	—		—		0.00	(c)	—		0.00	(c)	0.01
Net asset value, end of period	$30.90		$28.27		$23.34		$19.06		$18.98		$17.31
Total return	15.45%		21.12%		22.46%		0.42%		9.65%		(4.68%)
Ratios to average net assets(d)
Total gross expenses	1.89%		1.93%		1.91	%(e)	1.88	%(f)	1.85	%(f)	1.88	%(f)
Total net expenses(g)	1.89	%(h)	1.93	%(h)	1.91	%(e)(h)	1.87	%(f)(i)	1.85	%(f)(h)	1.88	%(f)(h)
Net investment loss	(0.57%)		(0.36%)		(0.65	%)(e)	(0.77%)		(0.55%)		(0.33%)
Supplemental data
Net assets, end of period (in thousands)	$63,200		$52,885		$39,542		$36,860		$15,990		$17,283
Portfolio turnover	88%		104%		80%		116%		122%		146%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended September 30,
Class E	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$31.19		$25.61		$20.80		$20.60		$18.73		$19.53
Income from investment operations:
Net investment income (loss)	0.03		0.08		(0.00	)(b)	(0.02)		0.02		0.05
Net realized and unrealized gain (loss)	4.89		5.53		4.81		0.24	(c)	1.93		(0.86)
Total from investment operations	4.92		5.61		4.81		0.22		1.95		(0.81)
Less distributions to shareholders:
Net investment income	(0.05)		(0.03)		—		(0.02)		(0.08)		(0.00	)(b)
Net realized gains	(1.62)		—		—		—		—		—
Total distributions to shareholders	(1.67)		(0.03)		—		(0.02)		(0.08)		(0.00	)(b)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)	0.01
Net asset value, end of period	$34.44		$31.19		$25.61		$20.80		$20.60		$18.73
Total return	16.18%		21.93%		23.13%		1.07%		10.41%		(4.09%)
Ratios to average net assets(d)
Total gross expenses	1.24%		1.28%		1.26	%(e)	1.20	%(f)	1.20	%(f)	1.23	%(f)
Total net expenses(g)	1.24	%(h)	1.28	%(h)	1.26	%(e)(h)	1.19	%(f)(i)	1.20	%(f)(h)	1.23	%(f)(h)
Net investment income (loss)	0.08%		0.30%		(0.00	%)(b)(e)	(0.08%)		0.10%		0.33%
Supplemental data
Net assets, end of period (in thousands)	$15,333		$14,853		$13,437		$11,784		$12,800		$13,144
Portfolio turnover	88%		104%		80%		116%		122%		146%

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended September 30,
Class F	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$28.25		$23.32		$19.04		$18.96		$17.29		$18.14
Income from investment operations:
Net investment loss	(0.17)		(0.09)		(0.12)		(0.16)		(0.10)		(0.05)
Net realized and unrealized gain (loss)	4.41		5.02		4.40		0.24	(b)	1.77		(0.81)
Total from investment operations	4.24		4.93		4.28		0.08		1.67		(0.86)
Less distributions to shareholders:
Net realized gains	(1.62)		—		—		—		—		—
Total distributions to shareholders	(1.62)		—		—		—		—		—
Proceeds from regulatory settlements	—		—		0.00	(c)	—		0.00	(c)	0.01
Net asset value, end of period	$30.87		$28.25		$23.32		$19.04		$18.96		$17.29
Total return	15.43%		21.14%		22.48%		0.42%		9.66%		(4.69%)
Ratios to average net assets(d)
Total gross expenses	1.89%		1.93%		1.91	%(e)	1.85	%(f)	1.85	%(f)	1.88	%(f)
Total net expenses(g)	1.89	%(h)	1.93	%(h)	1.91	%(e)(h)	1.84	%(f)(i)	1.85	%(f)(h)	1.88	%(f)(h)
Net investment loss	(0.57%)		(0.36%)		(0.65	%)(e)	(0.73%)		(0.55%)		(0.32%)
Supplemental data
Net assets, end of period (in thousands)	$791		$859		$655		$484		$425		$292
Portfolio turnover	88%		104%		80%		116%		122%		146%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class I	2014	2013	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$32.02	$26.29	$21.37		$21.14		$21.18
Income from investment operations:
Net investment income	0.21	0.25	0.11		0.11		0.00	(c)
Net realized and unrealized gain (loss)	5.04	5.66	4.94		0.24	(d)	(0.04)
Total from investment operations	5.25	5.91	5.05		0.35		(0.04)
Less distributions to shareholders:
Net investment income	(0.22)	(0.18)	(0.13)		(0.12)		—
Net realized gains	(1.62)	—	—		—		—
Total distributions to shareholders	(1.84)	(0.18)	(0.13)		(0.12)		—
Proceeds from regulatory settlements	—	—	0.00	(c)	—		—
Net asset value, end of period	$35.43	$32.02	$26.29		$21.37		$21.14
Total return	16.84%	22.60%	23.71%		1.61%		(0.19%)
Ratios to average net assets(e)
Total gross expenses	0.70%	0.71%	0.72	%(f)	0.68	%(g)	0.60	%(f)
Total net expenses(h)	0.70%	0.71%	0.72	%(f)	0.68	%(g)(i)	0.60	%(f)(i)
Net investment income	0.62%	0.87%	0.54	%(f)	0.46%		1.89	%(f)
Supplemental data
Net assets, end of period (in thousands)	$184,811	$220,421	$203,848		$279,510		$2
Portfolio turnover	88%	104%	80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Rounds to zero.

(d)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which is less than 0.01%.

(h)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class K	2014	2013	2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$31.94	$26.24	$21.33		$24.86
Income from investment operations:
Net investment income	0.11	0.18	0.08		0.02
Net realized and unrealized gain (loss)	5.01	5.64	4.90		(3.55)
Total from investment operations	5.12	5.82	4.98		(3.53)
Less distributions to shareholders:
Net investment income	(0.12)	(0.12)	(0.07)		—
Net realized gains	(1.62)	—	—		—
Total distributions to shareholders	(1.74)	(0.12)	(0.07)		—
Proceeds from regulatory settlements	—	—	0.00	(c)	—
Net asset value, end of period	$35.32	$31.94	$26.24		$21.33
Total return	16.47%	22.25%	23.38%		(14.20%)
Ratios to average net assets(d)
Total gross expenses	1.00%	0.96%	0.97	%(e)	0.95	%(e)(f)
Total net expenses(g)	1.00%	0.96%	0.97	%(e)	0.95	%(e)(f)(h)
Net investment income	0.32%	0.64%	0.40	%(e)	0.12	%(e)
Supplemental data
Net assets, end of period (in thousands)	$202	$191	$4,270		$46,696
Portfolio turnover	88%	104%	80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended September 30,
Class R	2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$31.18		$25.61		$20.83		$20.64		$20.68
Income from investment operations:
Net investment income (loss)	(0.02)		0.05		(0.01)		(0.07)		0.00	(c)
Net realized and unrealized gain (loss)	4.89		5.52		4.79		0.26	(d)	(0.04)
Total from investment operations	4.87		5.57		4.78		0.19		(0.04)
Less distributions to shareholders:
Net investment income	(0.00	)(c)	—		—		—		—
Net realized gains	(1.62)		—		—		—		—
Total distributions to shareholders	(1.62)		—		—		—		—
Proceeds from regulatory settlements	—		—		0.00	(c)	—		—
Increase from payment by affiliate	0.01		—		—		—		—
Net asset value, end of period	$34.44		$31.18		$25.61		$20.83		$20.64
Total return	16.06	%(e)	21.75%		22.95%		0.92%		(0.19%)
Ratios to average net assets(f)
Total gross expenses	1.39%		1.43%		1.40	%(g)	1.41	%(h)	1.21	%(g)
Total net expenses(i)	1.39	%(j)	1.43	%(j)	1.40	%(g)(j)	1.40	%(h)(k)	1.21	%(g)(j)
Net investment income (loss)	(0.06%)		0.17%		(0.07	%)(g)	(0.32%)		1.28	%(g)
Supplemental data
Net assets, end of period (in thousands)	$1,534		$1,643		$726		$2,002		$2
Portfolio turnover	88%		104%		80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Rounds to zero.

(d)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(e)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.02%.

(f)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(g)  Annualized.

(h)  Ratios include line of credit interest expense which is less than 0.01%.

(i)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$32.48		$26.79
Income from investment operations:
Net investment income	0.15		0.11
Net realized and unrealized gain	5.10		5.69
Total from investment operations	5.25		5.80
Less distributions to shareholders:
Net investment income	(0.15)		(0.11)
Net realized gains	(1.62)		—
Total distributions to shareholders	(1.77)		(0.11)
Increase from payment by affiliate	0.02		—
Net asset value, end of period	$35.98		$32.48
Total return	16.67	%(b)	21.70%
Ratios to average net assets(c)
Total gross expenses	0.89%		0.93	%(d)
Total net expenses(e)	0.89	%(f)	0.93	%(d)(f)
Net investment income	0.42%		0.49	%(d)
Supplemental data
Net assets, end of period (in thousands)	$766		$33
Portfolio turnover	88%		104%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to July 31, 2013.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.05%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class R5	2014	2013	2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$32.00	$26.28	$21.36		$24.86
Income from investment operations:
Net investment income	0.19	0.26	0.11		0.05
Net realized and unrealized gain (loss)	5.02	5.64	4.94		(3.55)
Total from investment operations	5.21	5.90	5.05		(3.50)
Less distributions to shareholders:
Net investment income	(0.20)	(0.18)	(0.13)		—
Net realized gains	(1.62)	—	—		—
Total distributions to shareholders	(1.82)	(0.18)	(0.13)		—
Proceeds from regulatory settlements	—	—	0.00	(c)	—
Net asset value, end of period	$35.39	$32.00	$26.28		$21.36
Total return	16.74%	22.59%	23.70%		(14.08%)
Ratios to average net assets(d)
Total gross expenses	0.75%	0.72%	0.73	%(e)	0.70	%(e)(f)
Total net expenses(g)	0.75%	0.72%	0.73	%(e)	0.70	%(e)(f)(h)
Net investment income	0.57%	0.89%	0.53	%(e)	0.37	%(e)
Supplemental data
Net assets, end of period (in thousands)	$195	$36	$497		$407
Portfolio turnover	88%	104%	80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from March 7, 2011 (commencement of operations) to September 30, 2011.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended September 30,
Class T	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$31.05		$25.49		$20.69		$20.49		$18.64		$19.42
Income from investment operations:
Net investment income (loss)	0.04		0.10		0.01		(0.01)		0.03		0.06
Net realized and unrealized gain (loss)	4.87		5.50		4.79		0.24	(b)	1.90		(0.85)
Total from investment operations	4.91		5.60		4.80		0.23		1.93		(0.79)
Less distributions to shareholders:
Net investment income	(0.07)		(0.04)		—		(0.03)		(0.08)		—
Net realized gains	(1.62)		—		—		—		—		—
Total distributions to shareholders	(1.69)		(0.04)		—		(0.03)		(0.08)		—
Proceeds from regulatory settlements	—		—		0.00	(c)	—		0.00	(c)	0.01
Net asset value, end of period	$34.27		$31.05		$25.49		$20.69		$20.49		$18.64
Total return	16.21%		22.01%		23.20%		1.12%		10.40%		(4.02%)
Ratios to average net assets(d)
Total gross expenses	1.19%		1.23%		1.21	%(e)	1.15	%(f)	1.15	%(f)	1.18	%(f)
Total net expenses(g)	1.19	%(h)	1.23	%(h)	1.21	%(e)(h)	1.14	%(f)(i)	1.15	%(f)(h)	1.18	%(f)(h)
Net investment income	0.13%		0.35%		0.05	%(e)	(0.03%)		0.15%		0.38%
Supplemental data
Net assets, end of period (in thousands)	$172,830		$160,462		$146,207		$130,081		$143,784		$145,011
Portfolio turnover	88%		104%		80%		116%		122%		146%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended September 30,
Class W	2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$31.26		$25.66		$20.85		$20.64		$20.68
Income from investment operations:
Net investment income	0.06		0.12		0.01		0.02		0.00	(c)
Net realized and unrealized gain (loss)	4.91		5.54		4.82		0.23	(d)	(0.04)
Total from investment operations	4.97		5.66		4.83		0.25		(0.04)
Less distributions to shareholders:
Net investment income	(0.06)		(0.06)		(0.02)		(0.04)		—
Net realized gains	(1.62)		—		—		—		—
Total distributions to shareholders	(1.68)		(0.06)		(0.02)		(0.04)		—
Proceeds from regulatory settlements	—		—		0.00	(c)	—		—
Increase from payment by affiliate	0.02		—		—		—		—
Net asset value, end of period	$34.57		$31.26		$25.66		$20.85		$20.64
Total return	16.39	%(e)	22.12%		23.19%		1.21%		(0.19%)
Ratios to average net assets(f)
Total gross expenses	1.14%		1.14%		1.19	%(g)	1.05	%(h)	0.96	%(g)
Total net expenses(i)	1.14	%(j)	1.14	%(j)	1.19	%(g)(j)	1.04	%(h)(k)	0.96	%(g)(j)
Net investment income	0.18%		0.43%		0.07	%(g)	0.07%		1.52	%(g)
Supplemental data
Net assets, end of period (in thousands)	$125,509		$4		$3		$3		$2
Portfolio turnover	88%		104%		80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)  Rounds to zero.

(d)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(e)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(f)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(g)  Annualized.

(h)  Ratios include line of credit interest expense which is less than 0.01%.

(i)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
29

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,				Year Ended September 30,
Class Y	2014	2013	2012(a)		2011		2010		2009(b)
Per share data
Net asset value, beginning of period	$32.03	$26.29	$21.36		$21.14		$19.20		$17.02
Income from investment operations:
Net investment income	0.22	0.25	0.11		0.11		0.13		0.03
Net realized and unrealized gain	5.03	5.67	4.94		0.23	(c)	1.97		2.15
Total from investment operations	5.25	5.92	5.05		0.34		2.10		2.18
Less distributions to shareholders:
Net investment income	(0.22)	(0.18)	(0.12)		(0.12)		(0.16)		—
Net realized gains	(1.62)	—	—		—		—		—
Total distributions to shareholders	(1.84)	(0.18)	(0.12)		(0.12)		(0.16)		—
Proceeds from regulatory settlements	—	—	0.00	(d)	—		0.00	(d)	—
Net asset value, end of period	$35.44	$32.03	$26.29		$21.36		$21.14		$19.20
Total return	16.84%	22.64%	23.72%		1.56%		11.01%		12.81%
Ratios to average net assets(e)
Total gross expenses	0.70%	0.71%	0.72	%(f)	0.67	%(g)	0.64	%(g)	0.63	%(f)(g)
Total net expenses(h)	0.70%	0.71%	0.72	%(f)	0.67	%(g)(i)	0.64	%(g)(i)	0.63	%(f)(g)(i)
Net investment income	0.66%	0.90%	0.55	%(f)	0.48%		0.66%		0.78	%(f)
Supplemental data
Net assets, end of period (in thousands)	$3	$3,826	$14,446		$15,311		$22,272		$16,686
Portfolio turnover	88%	104%	80%		116%		122%		146%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  For the period from July 15, 2009 (commencement of operations) to September 30, 2009.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  Rounds to zero.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which is less than 0.01%.

(h)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
30

Columbia Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended September 30,
Class Z	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$32.01		$26.28		$21.33		$21.12		$19.20		$20.02
Income from investment operations:
Net investment income	0.15		0.19		0.07		0.07		0.09		0.11
Net realized and unrealized gain (loss)	5.03		5.66		4.94		0.24	(b)	1.96		(0.88)
Total from investment operations	5.18		5.85		5.01		0.31		2.05		(0.77)
Less distributions to shareholders:
Net investment income	(0.16)		(0.12)		(0.06)		(0.10)		(0.13)		(0.06)
Net realized gains	(1.62)		—		—		—		—		—
Total distributions to shareholders	(1.78)		(0.12)		(0.06)		(0.10)		(0.13)		(0.06)
Proceeds from regulatory settlements	—		—		0.00	(c)	—		0.00	(c)	0.01
Net asset value, end of period	$35.41		$32.01		$26.28		$21.33		$21.12		$19.20
Total return	16.61%		22.34%		23.52%		1.41%		10.74%		(3.71%)
Ratios to average net assets(d)
Total gross expenses	0.89%		0.93%		0.91	%(e)	0.85	%(f)	0.85	%(f)	0.88	%(f)
Total net expenses(g)	0.89	%(h)	0.93	%(h)	0.91	%(e)(h)	0.84	%(f)(i)	0.85	%(f)(h)	0.88	%(f)(h)
Net investment income	0.43%		0.65%		0.35	%(e)	0.28%		0.45%		0.67%
Supplemental data
Net assets, end of period (in thousands)	$889,169		$850,041		$735,315		$683,738		$860,959		$940,823
Portfolio turnover	88%		104%		80%		116%		122%		146%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
31

Columbia Large Cap Growth Fund

Notes to Financial Statements

July 31, 2014

Note 1. Organization

Columbia Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class E, Class F, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class E shares are trust shares which are held in an irrevocable trust until the specified trust termination date. Class E shares are subject to a maximum front-end sales charge of 4.50% based on the investment amount. Class E shares purchased without an initial sales charge in accounts aggregating $1 million to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within one year after purchase. Class E shares are closed to new investors and new accounts.

Class F shares are trust shares which are held in an irrevocable trust until the specified trust termination date. Class F shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class F shares will generally convert to Class E shares eight years after purchase. Class F shares are closed to new investors and new accounts.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund mergers.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Annual Report 2014
32

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2014

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is

Annual Report 2014
33

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2014

generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund wrote option contracts to decrease the Fund's exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect

Annual Report 2014
34

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2014

the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended July 31, 2014 are as follows:

	Calls
	Contracts	Premiums
Balance at July 31, 2013	—	$—
Opened	1,528	107,422
Expired	(1,528)	(107,422)
Balance at July 31, 2014	—	$—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the

Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At July 31, 2014, the fund had no outstanding derivatives.

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended July 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written and Purchased ($)
Equity risk	107,422

The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2014:

Derivative Instrument	Average market value($)*
Options contracts (written)	(25,440)

*Based on the ending quarterly outstanding amounts for the year ended July 31, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Annual Report 2014
35

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2014

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2014 was 0.62% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2014 was 0.05% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The

Annual Report 2014
36

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2014

Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares are not subject to transfer agent fees.

For the year ended July 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class E	0.19
Class F	0.19
Class K	0.05
Class R	0.19
Class R4	0.19
Class R5	0.05
Class T	0.19
Class W	0.19
Class Z	0.19

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At July 31, 2014, the Fund's total potential future obligation over the life of the Guaranty is $191,020. The liability remaining at July 31, 2014 for non-recurring charges associated with the lease amounted to $107,712 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at July 31, 2014 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $43,170.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2014, these minimum account balance fees reduced total expenses by $54,736.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class E, Class F and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B,

Annual Report 2014
37

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2014

Class C, Class E, Class F, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. The effective shareholder services fee rate for the year ended July 31, 2014 was 0.30% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $714,945 for Class A, $7,970 for Class B, $2,483 for Class C, $1,128 for Class E and $27,206 for Class T shares for the year ended July 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	December 1, 2013 through November 30, 2014	Prior to December 1, 2013
Class A	1.24%	1.25%
Class B	1.99	2.00
Class C	1.99	2.00
Class E	1.34	1.35
Class F	1.99	2.00
Class I	0.84	0.83
Class K	1.14	1.13
Class R	1.49	1.50
Class R4	0.99	1.00
Class R5	0.89	0.88
Class T	1.29	1.30
Class W	1.24	1.25
Class Y	0.84	0.83
Class Z	0.99	1.00

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the

Annual Report 2014
38

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2014

Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(14,711)
Accumulated net realized gain	126,024
Paid-in capital	(111,313)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2014	2013
Ordinary income	$9,567,523	$7,802,257
Long-term capital gains	146,164,196	—
Total	$155,731,719	$7,802,257

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	3,295,554
Undistributed long-term capital gains	339,818,286
Capital loss carryforwards	(97,477,526)
Net unrealized appreciation	616,954,204

At July 31, 2014, the cost of investments for federal income tax purposes was $2,434,433,281 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$636,165,649
Unrealized depreciation	(19,211,445)
Net unrealized appreciation	616,954,204

The following capital loss carryforwards, determined at July 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2015	89,356,296
2016	8,121,230
Total	97,477,526

For the year ended July 31, 2014, $92,043,678 of capital loss carryforward was utilized and $111,313 was permanently lost.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $2,586,084,810 and $2,800,611,895, respectively, for the year ended July 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Payment by Affiliate

During the year ended July 31, 2014, the Fund received a payment of $78,764 from Columbia Management as a reimbursement for certain shareholder transactions processed at an incorrect price. The payment has been included in "Increase from payment by affiliate" on the Statement of Changes in Net Assets.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2014, one unaffiliated shareholder of record owned 11.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 46.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility

Annual Report 2014
39

Columbia Large Cap Growth Fund

Notes to Financial Statements (continued)

July 31, 2014

matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2014.

Note 10. Significant Risks

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the

SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
40

Columbia Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Growth Fund (the "Fund", a series of Columbia Funds Series Trust I) at July 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2014

Annual Report 2014
41

Columbia Large Cap Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$356,895,205

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014
42

Columbia Large Cap Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014
43

Columbia Large Cap Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
44

Columbia Large Cap Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014
45

Columbia Large Cap Growth Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Large Cap Growth Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4. 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2014
46

Columbia Large Cap Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the 80th, 48th and 45th percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Annual Report 2014
47

Columbia Large Cap Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2014
48

Columbia Large Cap Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund for retail funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014
49

This page intentionally left blank.

Annual Report 2014
50

This page intentionally left blank.

Annual Report 2014
51

This page intentionally left blank.

Annual Report 2014
52

Columbia Large Cap Growth Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
53

Columbia Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN174_07_D01_(09/14)

Annual Report

July 31, 2014

Columbia Tax-Exempt Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Tax-Exempt Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	37
Statement of Operations	39
Statement of Changes in Net Assets	40
Financial Highlights	42
Notes to Financial Statements	48
Report of Independent Registered Public Accounting Firm	55
Federal Income Tax Information	56
Trustees and Officers	57
Board Consideration and Approval of Advisory Agreement	60
Important Information About This Report	65

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Tax-Exempt Fund

Performance Overview

Performance Summary

>  Columbia Tax-Exempt Fund (the Fund) Class A shares returned 7.89% excluding sales charges for the 12-month period that ended July 31, 2014. Class Z shares of the Fund returned 8.10% for the same time period.

>  The Fund's benchmark, the Barclays Municipal Bond Index, returned 7.27% for the same time period.

>  The Fund's focus on longer maturity bonds and exposure to medium and lower quality bonds helped relative performance, as did sector allocations and security selection.

Average Annual Total Returns (%) (for period ended July 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	11/21/78
Excluding sales charges		7.89	6.25	4.87
Including sales charges		2.74	5.22	4.36
Class B	05/05/92
Excluding sales charges		7.09	5.45	4.08
Including sales charges		2.09	5.12	4.08
Class C	08/01/97
Excluding sales charges		7.48	5.66	4.26
Including sales charges		6.48	5.66	4.26
Class R4*	03/19/13	8.18	6.32	4.90
Class R5*	12/11/13	8.05	6.28	4.88
Class Z*	09/16/05	8.10	6.44	5.04
Barclays Municipal Bond Index		7.27	5.50	4.85

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Columbia Tax-Exempt Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2004 – July 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014

Columbia Tax-Exempt Fund

Manager Discussion of Fund Performance

For the 12-month period that ended July 31, 2014, the Fund's Class A shares returned 7.89% excluding sales charges. Class Z shares of the Fund returned 8.10% for the same time period. The Fund's benchmark, the Barclays Municipal Bond Index, returned 7.27% for the same 12 months. Overweights in longer maturity bonds and medium and lower quality bonds issues helped relative performance, as did sector allocations and security selection.

Strong Year for Municipal Bond Market

Municipal bonds benefited this past year from limited new issue supply, attractive taxable equivalent yields and increased investor demand in 2014, which caused yields to decline across the maturity spectrum. Last summer, the municipal market was rattled by concerns that the Federal Reserve (the Fed) might reduce its bond-buying program, known as QE3, sooner than expected and by better than anticipated economic data. In response, many investors exited the market causing municipal bond prices to fall and yields to rise in the second half of 2013. In December, the Fed announced that it would slowly begin reducing QE3, by $10 billion a month, starting in January, as Janet Yellen started her tenure as Fed chair. However, early in 2014, investors were drawn back to municipal bonds and their attractive return potential. At the same time, new municipal issuance fell, with many state and local governments taking a cautious approach to taking on more debt. The best performers for the year were bonds with a yield advantage, including longer maturity (15 years and out) bonds as well as medium and lower quality (A, BBB and non-investment grade) securities.

Maturity and Quality Allocation Aided Results

The Fund's focus on issues with maturities of 15 years or more aided relative results as yields on long bonds declined more than on short bonds. Furthermore, their high yields helped bolster returns. In addition, longer term bonds, which are more sensitive to interest rate changes than shorter term bonds, generated more price appreciation as interest rates declined. Overweights in bonds rated A and BBB also helped, as both outperformed higher quality (AAA and AA) issues and as the Fund's bonds rated A and BBB produced higher returns than those in the benchmark. Finally, an out-of-benchmark stake and favorable security selection in below investment grade bonds — both non-investment grade and non-rated — contributed to relative results, as they significantly outperformed investment grade issues.

Sector and Security Selection Added Gains

A sizable overweight and favorable security selection in the strong-performing hospital sector helped relative performance, as did issue selection and overweights in the education, industrial development revenue and resource recovery sectors. An underweight in state general obligation bonds (GOs) was a good call, as the group lagged other sectors. The Fund benefited from having a sizable exposure to California GOs, which gained as the state's resurgent economy strengthened its fiscal outlook. An overweight in zero coupon municipal bonds further aided performance. Zero coupon bonds pay no interest, but are sold at a deep discount to their face value. They are especially sensitive to interest rate changes, and delivered strong gains this past year. We locked in profits and reduced the overweight in zeroes, selling shorter term issues with maturities under 10 years.

Portfolio Management

Kimberly Campbell

Top Ten States (%) (at July 31, 2014)
California	14.0
Illinois	11.6
Texas	8.7
Massachusetts	6.7
New York	6.1
Minnesota	4.2
Wisconsin	3.9
Florida	3.6
Washington	3.4
New Jersey	3.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Quality Breakdown (%) (at July 31, 2014)
AAA rating	3.7
AA rating	21.0
A rating	39.3
BBB rating	21.4
BB rating	11.3
B rating	2.6
CCC rating	0.4
D rating	0.1
Not rated	0.2
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the median rating of Moody's, S&P, and Fitch, as available. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by one of these agencies, it is designated as "Not rated". Credit quality ratings assigned

Annual Report 2014

Columbia Tax-Exempt Fund

Manager Discussion of Fund Performance (continued)

Disappointments from Specific Sector Allocations

Underweights in the water & sewer and transportation sectors detracted from relative performance, as both segments did well. In addition, the Fund lost ground from a small, out-of-benchmark investment in Puerto Rico bonds, including GO and electric revenue issues. Puerto Rico bonds declined this past year due to a challenging economic environment and the recent passage of legislation that gave certain local public corporations the ability to restructure their debt. Elsewhere, a slight overweight in pre-refunded bonds, which lagged other sectors, hampered relative performance. Pre-refunding occurs when an issuer sells new bonds and invests the proceeds in U.S. Treasury securities that are pledged to pay off the older debt. The old bonds are "pre-refunded" until they are called or paid off, boosting their credit quality. Some of this loss was offset by favorable security selection. We reduced the Fund's exposure to both uninsured Puerto Rico electric revenue and pre-refunded bonds before period end.

Looking Ahead

Over the long term, we remain optimistic about the prospects for municipal bonds, which currently stand to benefit from rising demand driven by recently increased tax rates, constrained new issue supply and attractive taxable equivalent yields. Furthermore we currently expect modest economic improvement that strengthens state and local government coffers but doesn't stoke inflationary pressures to provide a good environment for municipals. In such an environment, we believe increases in interest rates are likely to be gradual. As long-term, total return investors, we manage interest rate risk while providing attractive income. At period end, approximately 37% of the Fund's assets were invested in bonds with ratings of BBB and below. Their high yields help dampen the effect of rising interest rates while historically performing well in an improving economy. Strong issue selection on these bonds is rooted in our relative value investment process, as well as the independent credit research of our analysts. Also worth noting is that over periods of three years or more, the income a long-term tax-exempt fund generates provides a cushion against price declines caused by rising interest rates. Finally, should we see signs of significantly increasing inflationary pressures, we would not hesitate to make portfolio adjustments.

Near term, we're currently cautious because of the strong run municipal bonds have had so far this year. To take advantage of any pullbacks, we modestly increased the Fund's cash position near period end. Going forward, we currently expect to maintain the Fund's bias toward issues with maturities of 15 years or longer as the yield curve is still steep. We believe medium and lower quality issues offer opportunity for good price performance and attractive yield at this time.

by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

Investment Risks

Fixed-income securities present issuer default risk. The fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. A rise in interest rates may result in a price decline of fixed-income securities held by the fund. Falling rates may result in the fund investing in lower yielding securities, lowering the fund's income and yield. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014

Columbia Tax-Exempt Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2014 – July 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,048.40	1,020.98	3.91	3.86	0.77
Class B	1,000.00	1,000.00	1,045.30	1,017.26	7.71	7.60	1.52
Class C	1,000.00	1,000.00	1,046.90	1,018.74	6.19	6.11	1.22
Class R4	1,000.00	1,000.00	1,050.20	1,021.97	2.90	2.86	0.57
Class R5	1,000.00	1,000.00	1,049.80	1,022.27	2.59	2.56	0.51
Class Z	1,000.00	1,000.00	1,049.40	1,021.97	2.90	2.86	0.57

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments

July 31, 2014

(Percentages represent value of investments compared to net assets)

Municipal Bonds 96.2%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.2%
County of Jefferson Revenue Bonds Series 2004A 01/01/23	5.250%	7,500,000	7,535,250
Alaska 0.6%
City of Koyukuk Revenue Bonds Tanana Chiefs Conference Health Care Series 2011 10/01/32	7.500%	18,330,000	20,000,413
10/01/41	7.750%	4,350,000	4,753,897
Total			24,754,310
Arizona 1.4%
Arizona Health Facilities Authority Revenue Bonds Banner Health Series 2008D 01/01/32	5.375%	7,800,000	8,360,430
Glendale Industrial Development Authority Revenue Bonds Midwestern University Series 2010 05/15/35	5.000%	13,750,000	14,489,750
Industrial Development Authority of the County of Pima (The) Revenue Bonds GNMA Mortgage-Backed Securities Series 1989 Escrowed to Maturity AMT(a) 09/01/21	8.200%	9,645,000	12,480,437
Maricopa County Industrial Development Authority Revenue Bonds Catholic Healthcare West Series 2004A 07/01/26	5.500%	5,000,000	5,019,500
Maricopa County Pollution Control Corp. Refunding Revenue Bonds Southern California Edison Co. Series 2000B 06/01/35	5.000%	9,775,000	10,398,841
Salt Verde Financial Corp. Revenue Bonds Senior Series 2007 12/01/32	5.000%	5,400,000	5,919,102
Total			56,668,060

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California 13.8%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Community Series 2011 07/01/26	6.125%	3,420,000	3,900,681
07/01/41	6.125%	7,015,000	7,751,575
Revenue Bonds Sharp Healthcare Series 2009 08/01/39	6.250%	4,000,000	4,621,560
Agua Caliente Band of Cahuilla Indians Revenue Bonds Series 2003(b)(c) 07/01/18	6.000%	1,665,000	1,634,264
Cabazon Band Mission Indians(b)(c)(d)(e) Revenue Bonds Series 2004 10/01/11	13.000%	400,000	203,392
10/01/15	8.375%	1,740,000	588,955
10/01/19	8.750%	8,670,000	2,934,622
Series 2010 10/01/20	8.375%	1,415,000	563,255
California Health Facilities Financing Authority Prerefunded 10/01/18 Revenue Bonds Providence Health Series 2008 10/01/38	6.500%	110,000	135,285
10/01/38	6.500%	7,890,000	9,692,707
Providence Health & Services Series 2008C 10/01/28	6.250%	2,000,000	2,441,140
Revenue Bonds Kaiser Permanente Series 2006A 04/01/39	5.250%	4,500,000	4,652,055
California Housing Finance Agency(a) Revenue Bonds Home Mortgage Series 2006H (FGIC) AMT 08/01/30	5.750%	1,570,000	1,640,729
Series 2006K AMT 02/01/42	5.500%	1,875,000	1,914,112
California Municipal Finance Authority Revenue Bonds American Heritage Education Foundation Project Series 2006A 06/01/36	5.250%	1,750,000	1,673,228
Biola University Series 2008 10/01/34	5.875%	4,000,000	4,408,760

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Municipal Finance Authority(a)(b)(d) Revenue Bonds UTS Renewable Energy - Waste Water Series 2011 AMT 12/01/32	7.500%	1,885,000	1,906,470
California State Public Works Board Revenue Bonds Series 2014A 09/01/39	5.000%	7,000,000	7,716,450
Various Capital Projects Series 2012A 04/01/37	5.000%	4,660,000	5,057,684
Subordinated Series 2009I-1 11/01/29	6.125%	6,000,000	7,198,620
California Statewide Communities Development Authority Revenue Bonds Aspire Public Schools Series 2010 07/01/30	6.000%	3,555,000	3,670,004
California Baptist University Series 2014A 11/01/33	6.125%	1,560,000	1,700,634
11/01/43	6.375%	1,035,000	1,137,258
John Muir Health Series 2006A 08/15/32	5.000%	1,000,000	1,059,540
Kaiser Permanente Series 2006B 03/01/45	5.250%	9,000,000	9,275,310
Lancer Plaza Project Series 2013 11/01/43	5.875%	1,875,000	1,932,806
University of California Irvine East Campus Apartments Series 2008 05/15/32	5.750%	5,500,000	5,896,880
Castaic Lake Water Agency Certificate of Participation Capital Appreciation-Water System Improvement Project Series 1999 (AMBAC)(f) 08/01/24	0.000%	9,445,000	6,816,362
Chino Public Financing Authority Refunding Special Tax Bonds Series 2012 09/01/22	4.000%	1,500,000	1,550,220
09/01/24	5.000%	1,110,000	1,209,700
09/01/25	5.000%	790,000	854,085
09/01/26	5.000%	1,230,000	1,322,398
09/01/27	5.000%	1,280,000	1,363,366
City of Pomona Refunding Revenue Bonds Mortgage-Backed Securities Series 1990A (GNMA/FNMA) 05/01/23	7.600%	6,710,000	8,559,008

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of San Jose Revenue Bonds Series 2001A (NPFGC) 03/01/31	5.000%	4,855,000	4,871,507
City of Vernon Electric System Revenue Bonds Series 2009A 08/01/21	5.125%	2,500,000	2,782,000
County of Sacramento Airport System Revenue Bonds Senior Series 2009B 07/01/39	5.750%	4,000,000	4,563,160
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Junior Lien Series 2014C 01/15/33	6.250%	3,845,000	4,451,549
Series 2014A 01/15/46	5.750%	19,005,000	21,394,499
Foothill-Eastern Transportation Corridor Agency(f) Revenue Bonds Capital Appreciation-Senior Lien Series 1995A Escrowed to Maturity 01/01/18	0.000%	10,000,000	9,757,400
Los Angeles County Schools Regionalized Business Services Corp. Certificate of Participation Capital Appreciation-Pooled Financing Series 1999A (AMBAC)(f) 08/01/22	0.000%	2,180,000	1,617,473
Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009I 07/01/29	5.000%	4,800,000	5,498,352
Norwalk-La Mirada Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 2005B (NPFGC)(f) 08/01/23	0.000%	9,790,000	7,358,066
Palmdale Community Redevelopment Agency Revenue Bonds Series 1986D Escrowed to Maturity (FHA) AMT(a) 04/01/16	8.000%	7,000,000	7,894,110
Perris Community Facilities District Special Tax Bonds Series 1991-90-2 Escrowed to Maturity 10/01/21	8.750%	6,165,000	8,903,431
Riverside County Public Financing Authority Certificate of Participation Series 1999 05/15/29	5.800%	5,650,000	4,231,624

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Diego Public Facilities Financing Authority Sewer Revenue Bonds Senior Series 2009A 05/15/34	5.250%	4,500,000	5,134,905
05/15/39	5.250%	17,000,000	19,274,260
San Francisco City & County Public Utilities Commission Water Revenue Bonds Series 2006A (AGM) 11/01/31	4.500%	8,000,000	8,397,200
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D 08/01/31	6.500%	500,000	562,405
08/01/39	6.625%	1,500,000	1,696,425
San Juan Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 2001 (AGM)(f) 08/01/18	0.000%	1,785,000	1,670,974
State of California Unlimited General Obligation Bonds Series 2002 (AMBAC) 04/01/17	6.000%	2,500,000	2,865,225
Series 2006 10/01/36	4.500%	4,015,000	4,135,169
Various Purpose Series 2005 03/01/32	5.000%	1,500,000	1,583,040
08/01/35	5.000%	10,000,000	10,354,200
Series 2007 12/01/32	5.000%	8,000,000	8,786,240
06/01/37	5.000%	13,145,000	14,049,245
11/01/37	5.000%	18,000,000	19,512,900
12/01/37	5.000%	10,200,000	11,078,526
Series 2008 03/01/27	5.500%	1,000,000	1,151,330
03/01/38	5.250%	8,250,000	9,094,305
Series 2009 04/01/31	5.750%	32,500,000	38,332,450
04/01/35	6.000%	15,000,000	17,740,950
04/01/38	6.000%	22,500,000	26,479,125
11/01/39	5.500%	15,520,000	17,731,134
Series 2010 03/01/30	5.250%	3,000,000	3,429,060
03/01/33	6.000%	5,000,000	5,998,850
03/01/40	5.500%	17,200,000	19,632,252
Series 2011 09/01/30	5.250%	8,750,000	10,112,462
Series 2012 04/01/35	5.250%	19,275,000	21,850,718
Unlimited General Obligation Refunding Bonds Series 2007 08/01/30	4.500%	34,950,000	37,202,527

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Unlimited General Obligation Bonds Series 2004 04/01/29	5.300%	6,000	6,024
Temecula Public Financing Authority Refunding Special Tax Bonds Wolf Creek Community Facilities District Series 2012 09/01/27	5.000%	1,275,000	1,376,286
09/01/28	5.000%	1,315,000	1,409,378
09/01/29	5.000%	1,405,000	1,499,838
09/01/30	5.000%	1,480,000	1,573,595
09/01/31	5.000%	1,555,000	1,647,476
Turlock Irrigation District Certificate of Participation Series 2003A (NPFGC) 01/01/33	5.000%	4,450,000	4,464,373
University of California Revenue Bonds General Series 2009Q 05/15/34	5.000%	5,750,000	6,320,400
Walnut Energy Center Authority Revenue Bonds Series 2004A (AMBAC) 01/01/29	5.000%	9,365,000	9,395,249
West Contra Costa Unified School District Unlimited General Obligation Refunding Bonds Series 2001B (NPFGC) 08/01/24	6.000%	2,320,000	2,750,360
Yuba City Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 2000 (NPFGC)(f) 09/01/18	0.000%	1,160,000	1,067,850
Total			549,672,992
Colorado 2.4%
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007 12/01/17	4.800%	575,000	573,563
12/01/22	4.950%	1,570,000	1,484,655
12/01/26	5.000%	1,575,000	1,422,414
Board of Governors of Colorado State University System Revenue Bonds Series 2008A (AGM) 03/01/27	5.000%	1,250,000	1,381,100
City & County of Denver Refunding Revenue Bonds United Air Lines Project Series 2007A AMT(a) 10/01/32	5.250%	5,000,000	5,101,100

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colorado Educational & Cultural Facilities Authority Refunding Revenue Bonds Student Housing-Campus Village Apartment Series 2008 06/01/33	5.500%	2,000,000	2,217,740
06/01/38	5.500%	6,000,000	6,610,140
Colorado Educational & Cultural Facilities Authority(b) Improvement Refunding Revenue Bonds Skyview Charter School Series 2014 07/01/34	5.125%	1,525,000	1,540,296
07/01/44	5.375%	2,100,000	2,125,662
07/01/49	5.500%	925,000	936,414
Colorado Health Facilities Authority Refunding Revenue Bonds Covenant Retirement Communities Series 2012A 12/01/33	5.000%	5,500,000	5,696,735
Valley View Hospital Association Series 2008 05/15/28	5.500%	5,745,000	6,020,128
Revenue Bonds Catholic Health Initiatives Series 2013A 01/01/45	5.250%	10,000,000	10,863,200
Evangelical Lutheran Series 2005 06/01/23	5.250%	1,200,000	1,248,072
E-470 Public Highway Authority Revenue Bonds Series 2010C 09/01/26	5.375%	5,000,000	5,478,000
E-470 Public Highway Authority(f) Revenue Bonds Capital Appreciation Senior Series 1997B (NPFGC) 09/01/22	0.000%	6,515,000	5,072,579
Senior Series 2000B (NPFGC) 09/01/18	0.000%	18,600,000	16,980,126
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007 12/15/27	5.500%	2,765,000	2,797,572
12/15/37	5.500%	3,100,000	3,117,763
Regional Transportation District Refunding Revenue Bonds Series 2007A 11/01/24	5.250%	1,000,000	1,251,870
University of Colorado Hospital Authority Refunding Revenue Bonds Series 2009A 11/15/29	6.000%	5,000,000	5,670,750

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Series 2012-A 11/15/42	5.000%	7,325,000	7,715,422
Total			95,305,301
Connecticut 1.0%
Bridgeport Housing Authority Revenue Bonds Custodial Receipts Energy Performance Series 2009 06/01/30	5.600%	1,000,000	1,050,060
City of Hartford Unrefunded Unlimited General Obligation Bonds Series 2012A (AGM) 04/01/32	5.000%	245,000	265,908
City of New Haven Unlimited General Obligation Bonds Series 2002C Escrowed to Maturity (NPFGC) 11/01/20	5.000%	10,000	10,415
Connecticut Housing Finance Authority Revenue Bonds State Supported Special Obligation Series 2009-10 06/15/28	5.000%	750,000	814,207
Connecticut Housing Finance Authority(a) Subordinated Revenue Bonds Series 2012B-2 AMT 11/15/32	4.050%	1,000,000	979,180
Connecticut State Development Authority Refunding Revenue Bonds Connecticut Light & Power Co. Project Series 2011 09/01/28	4.375%	1,500,000	1,614,825
Revenue Bonds Alzheimer's Resource Center Project Series 2007 08/15/27	5.500%	2,375,000	2,432,214
Connecticut State Health & Educational Facility Authority Revenue Bonds Connecticut College Series 2011H-1 07/01/41	5.000%	1,625,000	1,736,459
Danbury Hospital Series 2006H (AMBAC) 07/01/33	4.500%	2,000,000	2,003,200
Hartford Healthcare Series 2011A 07/01/32	5.000%	500,000	532,735
Loomis Chaffe School Series 2005F (AMBAC) 07/01/25	5.250%	2,035,000	2,542,468
07/01/26	5.250%	1,045,000	1,311,350

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Middlesex Hospital Series 2011N 07/01/24	5.000%	425,000	468,792
07/01/26	5.000%	900,000	981,702
Sacred Heart University Series 2011G 07/01/31	5.375%	500,000	539,445
Stamford Hospital Series 2012J 07/01/37	5.000%	1,000,000	1,067,250
State Supported Child Care Series 2011 07/01/28	5.000%	1,030,000	1,127,469
07/01/29	5.000%	860,000	937,512
Western Connecticut Health Series 2011M 07/01/41	5.375%	1,500,000	1,621,620
Western Connecticut Health Network Series 2011 07/01/29	5.000%	1,000,000	1,075,500
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/39	7.875%	8,750,000	10,159,625
Materials Innovation and Recycling Authority Refunding Revenue Bonds American Fuel Co. Series 2001A-II AMT(a) 11/15/15	5.500%	1,500,000	1,501,110
New Haven Solid Waste Authority Revenue Bonds Series 2008 06/01/28	5.375%	1,750,000	1,963,027
South Central Connecticut Regional Water Authority Unrefunded Revenue Bonds 20th Series 2005 08/01/30	5.000%	805,000	835,936
State of Connecticut Revenue Bonds Revolving Fund Series 2009A 06/01/26	5.000%	1,000,000	1,158,400
University of Connecticut Revenue Bonds Series 2009A 02/15/28	5.000%	500,000	566,985
Total			39,297,394
Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Delaware 0.2%
Delaware State Economic Development Authority Refunding Revenue Bonds Gas Facilities-Delmarva Power Series 2010 02/01/31	5.400%	5,000,000	5,569,050
Revenue Bonds Newark Charter School Series 2012 09/01/32	4.625%	2,000,000	1,976,980
09/01/42	5.000%	1,350,000	1,390,284
Total			8,936,314
District of Columbia —%
District of Columbia Revenue Bonds KIPP Charter School Series 2013 07/01/33	6.000%	250,000	285,770
07/01/48	6.000%	1,150,000	1,284,458
Total			1,570,228
Florida 3.6%
Brevard County Health Facilities Authority Revenue Bonds Health First, Inc. Project Series 2005 04/01/24	5.000%	1,800,000	1,851,660
04/01/34	5.000%	16,250,000	16,513,900
Brevard County Housing Finance Authority Revenue Bonds Series 1985 (FGIC/MGIC)(f) 04/01/17	0.000%	375,000	288,008
Broward County Housing Finance Authority Revenue Bonds Chaves Lake Apartments Project Series 2000A AMT(a)(d) 07/01/40	7.500%	7,590,000	7,597,287
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B(d)(e) 07/15/32	7.000%	1,820,000	818,945
City of Ocala Revenue Bonds Series 2007A (NPFGC) 10/01/24	5.000%	2,985,000	3,338,185
County of Broward Airport System Refunding Revenue Bonds Series 2012P-1 AMT(a) 10/01/25	5.000%	6,000,000	6,771,660

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Escambia Revenue Bonds Series 2003A AMT(a) 11/01/27	5.750%	2,750,000	2,751,870
County of Seminole Water & Sewer Revenue Bonds Series 1992 Escrowed to Maturity (NPFGC) 10/01/19	6.000%	1,030,000	1,192,513
Unrefunded Revenue Bonds Series 1992 (NPFGC) 10/01/19	6.000%	290,000	296,806
Florida Development Finance Corp. Revenue Bonds Renaissance Charter School Series 2012-A 06/15/22	5.500%	1,240,000	1,247,775
06/15/32	6.000%	4,000,000	3,897,120
06/15/43	6.125%	5,000,000	4,819,550
Renaissance Charter School Project Series 2013A 06/15/44	8.500%	15,000,000	15,675,750
Florida State Board of Education Unlimited General Obligation Bonds Capital Outlay 2008 Series 2009B 06/01/26	5.000%	5,525,000	6,340,987
06/01/27	5.000%	5,800,000	6,585,552
Highlands County Health Facilities Authority Prerefunded 11/15/16 Revenue Bonds Adventist Health Series 2006G 11/15/21	5.125%	70,000	77,498
11/15/32	5.125%	465,000	514,811
Highlands County Health Facilities Authority(g) Prerefunded 11/15/16 Revenue Bonds Adventist Health Series 2006C 11/15/36	5.250%	215,000	238,644
Jacksonville Health Facilities Authority Revenue Bonds Brooks Health System Series 2007 11/01/38	5.250%	5,000,000	5,119,450
Miami-Dade County Expressway Authority Revenue Bonds Series 2014A 07/01/44	5.000%	5,000,000	5,397,350
Mid-Bay Bridge Authority Revenue Bonds Series 1991A Escrowed to Maturity 10/01/22	6.875%	2,000,000	2,597,260
Series 2011A 10/01/40	7.250%	7,000,000	8,390,410

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Orange County Industrial Development Authority Revenue Bonds VITAG Florida LLC Project Series 2014 AMT(a)(b) 07/01/36	8.000%	12,000,000	11,616,720
Orange County School Board Certificate of Participation Series 2005B (AMBAC) 08/01/25	5.000%	2,440,000	2,550,044
Palm Beach County Health Facilities Authority Revenue Bonds Sinai Residences of Boca Raton Series 2014 06/01/34	7.250%	685,000	756,048
Sarasota County Public Hospital Board Refunding Revenue Bonds Sarasota Memorial Hospital Series 1998B (NPFGC) 07/01/28	5.500%	6,980,000	8,063,226
Seminole Tribe of Florida, Inc. Revenue Bonds Series 2007A(b)(c) 10/01/27	5.250%	9,750,000	10,395,450
State of Florida Unlimited General Obligation Bonds Jacksonville Transportation Authority Series 1985 Escrowed to Maturity 01/01/15	9.200%	440,000	456,381
Tampa Sports Authority Sales Tax Revenue Bonds Tampa Bay Arena Project Series 1995 (NPFGC) 10/01/25	5.750%	2,500,000	2,859,650
Waterset North Community Development District Special Assessment Bonds Series 2007A 05/01/39	6.600%	2,800,000	2,673,496
Total			141,694,006
Georgia 1.8%
Barnesville-Lamar County Industrial Development Authority Revenue Bonds Gordon College Properties Series 2004A 08/01/25	5.000%	1,250,000	1,251,587
City of Atlanta Revenue Bonds Series 1999A (NPFGC) 11/01/22	5.500%	5,475,000	6,447,688

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/40	6.125%	6,250,000	6,612,937
Gainesville & Hall County Hospital Authority Revenue Bonds Northeast Georgia Healthcare Series 2010A 02/15/45	5.500%	30,000,000	31,757,100
Georgia State Road & Tollway Authority Revenue Bonds I-75 S Express Lanes Project Series 2014(b)(f) 06/01/24	0.000%	625,000	339,419
Metropolitan Atlanta Rapid Transit Authority Refunding Revenue Bonds Rental-Mortgage Series 1992N 07/01/18	6.250%	280,000	313,046
Series 1992P (AMBAC) 07/01/20	6.250%	4,710,000	5,312,833
Series 2007A (AMBAC) 07/01/26	5.250%	1,000,000	1,224,040
Municipal Electric Authority of Georgia Refunding Revenue Bonds Series 1991V (NPFGC) 01/01/18	6.600%	165,000	168,957
Revenue Bonds Series 1991V Escrowed to Maturity (NPFGC IBC) 01/01/18	6.600%	3,550,000	3,968,971
Unrefunded Revenue Bonds Series 1991V (NPFGC) 01/01/18	6.600%	10,705,000	11,808,900
Rockdale County Development Authority Revenue Bonds Visy Paper Project Series 2007A AMT(a) 01/01/34	6.125%	3,000,000	3,066,870
Upper Oconee Basin Water Authority Refunding Revenue Bonds Series 2005 (NPFGC) 07/01/24	5.000%	1,000,000	1,041,340
Total			73,313,688
Guam 0.1%
Territory of Guam(c) Revenue Bonds Section 30 Series 2009A 12/01/34	5.750%	4,150,000	4,543,420
Series 2011A 01/01/42	5.125%	800,000	843,064
Total			5,386,484

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hawaii 0.7%
Hawaii Pacific Health Revenue Bonds Series 2010A 07/01/40	5.500%	6,500,000	6,984,185
Series 2010B 07/01/30	5.625%	1,220,000	1,338,974
07/01/40	5.750%	1,630,000	1,778,900
State of Hawaii Airports System Certificate of Participation Series 2013 AMT(a) 08/01/28	5.000%	1,775,000	1,964,588
State of Hawaii Department of Budget & Finance Refunding Revenue Bonds Special Purpose - Kahala Nui Series 2012 11/15/21	5.000%	1,000,000	1,112,730
11/15/27	5.000%	1,400,000	1,513,246
11/15/32	5.125%	1,300,000	1,379,625
11/15/37	5.250%	1,945,000	2,068,391
Revenue Bonds 15 Craigside Project Series 2009A 11/15/29	8.750%	1,000,000	1,161,370
11/15/44	9.000%	3,000,000	3,492,240
Hawaii Pacific University Series 2013A 07/01/33	6.625%	1,430,000	1,513,441
07/01/43	6.875%	2,795,000	2,979,190
Total			27,286,880
Idaho 0.6%
Idaho Health Facilities Authority Revenue Bonds Terraces Boise Project Series 2014A 10/01/34	7.750%	9,135,000	9,378,904
10/01/44	8.000%	3,635,000	3,730,928
10/01/49	8.125%	4,365,000	4,481,065
Trinity Health Group Series 2008B 12/01/23	6.000%	1,000,000	1,173,390
12/01/33	6.250%	6,000,000	6,999,120
Total			25,763,407
Illinois 11.4%
Chicago Board of Education Certificate of Participation Lease Certificates Series 1992A (NPFGC) 01/01/16	6.000%	5,000,000	5,344,850

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago Board of Education(f) Unlimited General Obligation Bonds Capital Appreciation-School Reform Series 1998B-1 (NPFGC) 12/01/22	0.000%	12,700,000	8,975,217
Chicago Midway International Airport Refunding Revenue Bonds 2nd Lien Series 2014A AMT(a) 01/01/41	5.000%	10,000,000	10,419,000
City of Chicago Wastewater Transmission Refunding Revenue Bonds Capital Appreciation Series 1998A (NPFGC)(f) 01/01/20	0.000%	7,275,000	6,359,005
City of Chicago Limited General Obligation Refunding Bonds Emergency Telephone System Series 1999 (NPFGC) 01/01/23	5.500%	9,750,000	10,793,445
Refunding Unlimited General Obligation Bonds Project Series 2014A 01/01/33	5.250%	3,250,000	3,384,615
01/01/34	5.000%	5,000,000	5,097,650
01/01/35	5.000%	3,000,000	3,044,910
Revenue Bonds Asphalt Operating Services - Recovery Zone Facility Series 2010 12/01/18	6.125%	4,210,000	4,466,936
Unlimited General Obligation Bonds Project Series 2011A 01/01/40	5.000%	21,025,000	21,069,783
Series 2012A 01/01/33	5.000%	7,450,000	7,588,272
01/01/34	5.000%	10,510,000	10,678,791
Series 2009C 01/01/40	5.000%	15,000,000	15,022,950
Cook County School District No. 102 La Grange Unlimited General Obligation Bonds Capital Appreciation Series 2001 (NPFGC)(f) 12/01/20	0.000%	3,065,000	2,606,200
County of Champaign Unlimited General Obligation Bonds Public Safety Sales Tax Series 1999 (NPFGC) 01/01/20	8.250%	1,015,000	1,334,218
01/01/23	8.250%	1,420,000	1,964,428
DeKalb County Community Unit School District No. 424 Genoa-Kingston Unlimited General Obligation Bonds Capital Appreciation Series 2001 (AMBAC)(f) 01/01/21	0.000%	2,675,000	2,229,399

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois Finance Authority Refunding Revenue Bonds Swedish Covenant Series 2010A 08/15/38	6.000%	12,505,000	13,396,356
Uno Charter School Series 2011A 10/01/41	7.125%	3,000,000	3,448,890
Revenue Bonds CHF-Normal LLC-Illinois State University Series 2011 04/01/43	7.000%	5,550,000	6,382,389
Northwestern Memorial Hospital Series 2009A 08/15/30	5.750%	2,000,000	2,288,600
Series 2009B 08/15/30	5.750%	10,000,000	11,443,000
Riverside Health System Series 2009 11/15/35	6.250%	8,200,000	9,050,504
Rush University Medical Center Series 2009C 11/01/39	6.625%	8,000,000	9,081,040
Sherman Health System Series 2007A 08/01/37	5.500%	19,550,000	21,235,015
Silver Cross & Medical Centers Series 2009 08/15/38	6.875%	39,300,000	44,948,589
South Suburban Series 1992 Escrowed to Maturity 02/15/18	7.000%	1,575,000	1,779,734
Illinois Finance Authority(f) Subordinated Revenue Bonds Regency Series 1990-RMK Escrowed to Maturity 04/15/20	0.000%	68,000,000	61,968,400
Illinois Sports Facilities Authority Revenue Bonds State Tax Supported-Capital Appreciation Series 2001 (AMBAC)(f) 06/15/18	0.000%	4,000,000	3,652,600
Lake County School District No. 56 Unlimited General Obligation Bonds Series 1997 Escrowed to Maturity (NPFGC) 01/01/17	9.000%	2,745,000	2,929,793
Unrefunded Unlimited General Obligation Bonds Series 1997 (NPFGC) 01/01/17	9.000%	2,255,000	2,465,053
Metropolitan Pier & Exposition Authority Refunding Revenue Bonds McCormick Series 2010B-2 06/15/50	5.000%	6,625,000	6,883,971

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Pier & Exposition Authority(f) Unrefunded Revenue Bonds McCormick Place Project Series 1993 (NPFGC/FGIC) 06/15/16	0.000%	2,635,000	2,586,147
Metropolitan Water Reclamation District of Greater Chicago Limited General Obligation Refunding Bonds Series 2007C 12/01/33	5.250%	13,210,000	16,247,375
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/28	6.000%	15,000,000	17,458,800
Regional Transportation Authority Revenue Bonds Series 1994C (NPFGC) 06/01/20	7.750%	5,000,000	6,046,150
Series 2002A (NPFGC) 07/01/31	6.000%	5,400,000	6,983,010
State of Illinois Revenue Bonds 1st Series 2002 (NPFGC) 06/15/23	6.000%	4,000,000	5,055,160
Unlimited General Obligation Bonds 1st Series 2001 (NPFGC) 11/01/26	6.000%	3,000,000	3,505,920
Series 2004A 03/01/34	5.000%	3,000,000	3,003,030
Series 2006 01/01/31	5.500%	7,985,000	9,310,829
Series 2012 03/01/35	5.000%	2,725,000	2,767,837
03/01/36	5.000%	2,000,000	2,026,360
Series 2013 07/01/38	5.500%	4,125,000	4,369,118
Series 2013A 04/01/36	5.000%	8,000,000	8,117,520
Series 2014 05/01/36	5.000%	2,300,000	2,337,099
02/01/39	5.000%	23,000,000	23,172,960
04/01/39	5.000%	10,000,000	10,075,600
05/01/39	5.000%	6,175,000	6,221,930
Unlimited General Obligation Refunding Bonds Series 2012 08/01/25	5.000%	3,100,000	3,285,411
Village of Glendale Heights Refunding Revenue Bonds Glendale Heights Project Series 1985B Escrowed to Maturity 12/01/15	7.100%	425,000	447,338
Total			454,351,197

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Indiana 2.0%
County of Jasper Refunding Revenue Bonds Various-Northern Indiana Public Services Series 1994C (NPFGC) 04/01/19	5.850%	3,000,000	3,429,630
Series 2003-RMKT (AMBAC) 07/01/17	5.700%	2,000,000	2,210,400
Crown Point Multi School Building Corp. Revenue Bonds First Mortgage Series 2000 (NPFGC)(f) 01/15/19	0.000%	8,165,000	7,453,420
Indiana Finance Authority Refunding Revenue Bonds Series 2007A (NPFGC) 06/01/29	4.500%	10,000,000	10,333,000
Sisters of St. Francis Health Series 2008 11/01/32	5.375%	4,000,000	4,473,040
Revenue Bonds 1st Lien - CWA Authority Series 2011A 10/01/31	5.250%	8,335,000	9,421,217
BHI Senior Living Series 2011 11/15/31	5.500%	1,175,000	1,259,306
11/15/41	5.750%	5,655,000	6,064,309
Parkview Health System Series 2009A 05/01/31	5.750%	6,500,000	7,230,730
Indiana Finance Authority(a) Revenue Bonds I-69 Development Partners LLC Series 2014 AMT 09/01/40	5.250%	8,000,000	8,392,400
Indiana Health & Educational Facilities Financing Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B 02/15/33	5.000%	6,950,000	7,082,815
Revenue Bonds Clarian Health Obligation Group Series 2006A 02/15/36	5.000%	4,375,000	4,452,700
Indiana State Office Building Commission Revenue Bonds Womens Prison Series 1995B Escrowed to Maturity (AMBAC) 07/01/16	6.250%	4,240,000	4,548,926

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Indianapolis Airport Authority Revenue Bonds Special Facilities-United Air Lines Project Series 1995A AMT(a)(d)(e) 11/15/31	6.500%	1,022,832	12,550
Vigo County Hospital Authority Revenue Bonds Union Hospital, Inc. Series 2007(b) 09/01/37	5.700%	3,950,000	3,895,925
Total			80,260,368
Iowa 1.0%
City of Ames Revenue Bonds Mary Greely Medical Center Series 2011 06/15/36	5.250%	6,000,000	6,350,160
City of Marion Refunding Revenue Bonds 1st Mortgage Series 2003(g) 01/01/29	8.000%	124,000	128,045
Iowa Finance Authority Refunding Revenue Bonds Sunrise Retirement Community Series 2012 09/01/32	5.500%	1,500,000	1,464,690
09/01/37	5.500%	2,500,000	2,383,725
09/01/43	5.750%	2,630,000	2,562,830
Revenue Bonds Iowa Fertilizer Co. Project Series 2013 12/01/25	5.250%	15,000,000	15,808,950
Iowa Student Loan Liquidity Corp.(a) Senior Revenue Bonds Series 2011A-2 AMT 12/01/26	5.600%	6,245,000	6,680,963
12/01/27	5.700%	4,300,000	4,592,013
Total			39,971,376
Kansas 0.3%
City of Overland Park Revenue Bonds Prairiefire Lionsgate Project Series 2012 12/15/29	5.250%	11,000,000	10,896,380
Kentucky 1.5%
Kentucky Economic Development Finance Authority Refunding Revenue Bonds Owensboro Medical Health Series 2010B 03/01/40	6.375%	5,800,000	6,493,970

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Kings Daughters Medical Series 2010 02/01/40	5.000%	3,300,000	3,408,801
Louisville Arena Subordinated Series 2008A-1 (AGM) 12/01/33	6.000%	3,200,000	3,383,200
12/01/38	6.000%	2,850,000	3,000,822
Owensboro Medical Health System Series 2010A 03/01/45	6.500%	14,550,000	16,368,459
Louisville/Jefferson County Metropolitan Government Prerefunded 02/01/18 Revenue Bonds Jewish Hospital St. Mary's Healthcare Series 2008 02/01/27	5.750%	24,000,000	28,100,880
Total			60,756,132
Louisiana 2.6%
Louisiana Housing Finance Agency Revenue Bonds Homeownership Program Series 2008A (GNMA/FNMA/FHLMC) 12/01/23	4.875%	575,000	608,293
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2 11/01/35	6.500%	6,250,000	7,174,875
Louisiana Public Facilities Authority Unrefunded Revenue Bonds Tulane University Project Series 2007 (NPFGC) 02/15/26	5.000%	905,000	990,541
Louisiana Public Facilities Authority(a) Revenue Bonds Impala Warehousing LLC Project Series 2013 AMT 07/01/36	6.500%	25,000,000	26,471,000
Series 2013B 07/01/39	10.500%	10,000,000	10,381,200
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/30	6.250%	5,250,000	6,016,237
01/01/40	6.500%	20,400,000	23,468,976
Parish of St. Charles Revenue Bonds Valero Energy Corp. Series 2010(g) 12/01/40	4.000%	7,900,000	8,359,306

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Parish of St. John the Baptist Revenue Bonds Marathon Oil Corp. Series 2007A 06/01/37	5.125%	18,600,000	19,518,840
Total			102,989,268
Maryland 1.0%
City of Brunswick Special Tax Bonds Brunswick Crossing Special Taxing Series 2006 07/01/36	5.500%	6,686,000	6,752,526
County of Baltimore Revenue Bonds Oak Crest Village, Inc. Facility Series 2007A 01/01/37	5.000%	5,000,000	5,094,300
Maryland Economic Development Corp. Refunding Revenue Bonds CNX Marine Terminals, Inc. Series 2010 09/01/25	5.750%	4,000,000	4,366,640
Revenue Bonds Salisbury University Project Series 2012 06/01/30	5.000%	400,000	424,440
University of Maryland College Park Projects Series 2008 06/01/33	5.750%	1,600,000	1,710,816
Senior Revenue Bonds Towson University Project Series 2012 07/01/29	5.000%	650,000	690,540
Maryland Health & Higher Educational Facilities Authority Revenue Bonds Anne Arundel Health System Series 2009A 07/01/39	6.750%	5,000,000	6,018,400
University of Maryland Medical System Series 2005 (AMBAC) 07/01/28	5.250%	3,000,000	3,334,980
Washington County Hospital Series 2008 01/01/33	5.750%	3,495,000	3,611,663
Resolution Trust Corp. Pass-Through Certificates Series 1993A(d) 12/01/16	8.500%	6,615,223	6,570,239
Total			38,574,544

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts 6.1%
Berkshire Wind Power Cooperative Corp. Revenue Bonds Series 2010-1 07/01/30	5.250%	1,000,000	1,070,860
Boston Industrial Development Financing Authority Revenue Bonds Crosstown Center Project Senior Series 2002 AMT(a)(d) 09/01/35	6.500%	5,030,000	3,744,483
Boston Water & Sewer Commission Refunding Revenue Bonds Senior Series 2009A 11/01/28	5.000%	1,250,000	1,429,700
Revenue Bonds Senior Series 1993A 11/01/19	5.250%	3,870,000	4,336,838
Commonwealth of Massachusetts Refunding Revenue Bonds Series 2005 (NPFGC) 01/01/27	5.500%	4,500,000	5,491,440
01/01/30	5.500%	2,500,000	3,078,250
Massachusetts Bay Transportation Authority Refunding Revenue Bonds General Transportation System Series 1994C (AGM) 03/01/19	7.000%	2,500,000	2,763,975
Series 1992B (NPFGC) 03/01/16	6.200%	745,000	781,527
Revenue Bonds Senior Series 2005B (NPFGC) 07/01/26	5.500%	1,500,000	1,911,465
07/01/29	5.500%	2,000,000	2,569,760
Senior Series 2008B 07/01/27	5.250%	710,000	889,112
Unrefunded Revenue Bonds General Transportation Series 1991 (NPFGC) 03/01/21	7.000%	625,000	778,506
Massachusetts Department of Transportation Revenue Bonds Capital Appreciation Senior Series 1997C (NPFGC)(f) 01/01/18	0.000%	4,700,000	4,545,605
Massachusetts Development Finance Agency Refunding Revenue Bonds 1st Mortgage-VOA Concord Series 2007 11/01/41	5.200%	1,145,000	1,016,004
Revenue Bonds Adventcare Project Series 2007A 10/15/28	6.650%	5,000,000	5,214,950

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Boston College Series 2009Q-2 07/01/29	5.000%	1,455,000	1,654,146
Boston Medical Center Series 2012C 07/01/29	5.000%	1,000,000	1,054,750
Boston University Series 2005T-1 (AMBAC) 10/01/39	5.000%	2,000,000	2,079,780
Covenant Health System Obligation Group Series 2012 07/01/31	5.000%	1,000,000	1,061,670
Education-Dexter School Project Series 2007 05/01/26	4.500%	1,600,000	1,640,832
Evergreen Center, Inc. Series 2005 01/01/35	5.500%	750,000	750,848
Foxborough Regional Charter School Series 2010A 07/01/42	7.000%	1,000,000	1,120,840
Linden Ponds, Inc. Facility Series 2011A-1 11/15/46	6.250%	2,127,125	1,674,430
Series 2011A-2 11/15/46	5.500%	154,325	107,028
Partners Healthcare Series 2012L 07/01/36	5.000%	1,000,000	1,092,700
Smith College Series 2005 07/01/35	5.000%	3,000,000	3,103,890
WGBH Educational Foundation Series 2002A (AMBAC) 01/01/42	5.750%	2,000,000	2,417,160
Massachusetts Development Finance Agency(f) Revenue Bonds Linden Ponds, Inc. Facility Series 2011B 11/15/56	0.000%	767,588	3,408
Massachusetts Educational Financing Authority Revenue Bonds Series 2009I 01/01/28	6.000%	630,000	673,369
Massachusetts Educational Financing Authority(a) Revenue Bonds Education Loan Series 2014-I AMT 01/01/25	5.000%	12,450,000	13,781,403
01/01/27	5.000%	3,000,000	3,269,460
Issue I Series 2010B AMT 01/01/31	5.700%	6,315,000	6,753,640
Series 2008H (AGM) AMT 01/01/30	6.350%	6,295,000	6,656,270

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2011J AMT 07/01/33	5.625%	2,135,000	2,298,648
Series 2012J AMT 07/01/25	4.625%	9,485,000	9,977,556
07/01/28	4.900%	905,000	946,413
Massachusetts Health & Educational Facilities Authority Revenue Bonds Boston College Series 2008M-2 06/01/35	5.500%	22,000,000	28,163,960
Caregroup Series 1998B-2 (NPFGC) 02/01/28	5.375%	1,380,000	1,545,545
Series 2008E-1 07/01/33	5.125%	3,000,000	3,144,420
Harvard University Series 1991N 04/01/20	6.250%	4,675,000	5,890,734
Series 2009A 11/15/36	5.500%	1,000,000	1,166,730
Massachusetts Eye & Ear Infirmary Series 2010C 07/01/35	5.375%	1,000,000	1,047,610
Massachusetts Institute of Technology Series 2004M 07/01/25	5.250%	500,000	633,935
Series 2009O 07/01/26	5.000%	11,500,000	13,187,970
Milford Regional Medical Series 2007E 07/15/22	5.000%	1,250,000	1,303,850
07/15/32	5.000%	4,720,000	4,776,734
07/15/37	5.000%	500,000	501,485
Partners Healthcare Series 2010J-1 07/01/34	5.000%	11,400,000	12,638,496
Springfield College Series 2010 10/15/40	5.625%	4,500,000	4,801,050
Suffolk University Series 2009A 07/01/30	6.250%	1,000,000	1,172,990
Tufts University Series 2008 08/15/38	5.375%	1,000,000	1,132,780
Series 2009M 02/15/28	5.500%	1,000,000	1,263,550
Unrefunded Revenue Bonds South Shore Series 1999F 07/01/29	5.750%	1,845,000	1,852,768
Massachusetts Housing Finance Agency Revenue Bonds Series 2009-147 06/01/28	4.800%	5,000	5,066

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Housing Finance Agency(a) Revenue Bonds Housing Series 2011A AMT 12/01/36	5.250%	1,680,000	1,727,225
Rental Housing Series 2004A (AGM) AMT 07/01/25	5.250%	4,265,000	4,270,203
Series 2010C AMT 12/01/30	5.000%	1,000,000	1,031,030
Single Family Series 2006-122 AMT 12/01/31	4.850%	5,010,000	5,033,246
Massachusetts Industrial Finance Agency Refunding Revenue Bonds Chelsea Jewish Series 1997A (FHA) 08/01/37	6.500%	585,000	586,269
Massachusetts Port Authority Revenue Bonds Bosfuel Project Series 2007 (NPFGC) AMT(a) 07/01/32	5.000%	2,000,000	2,058,920
Massachusetts State College Building Authority Revenue Bonds Series 2008A (AGM) 05/01/38	5.000%	3,000,000	3,322,020
Massachusetts State College Building Authority(f) Revenue Bonds Capital Appreciation Senior Series 1999A Escrowed to Maturity (NPFGC) 05/01/19	0.000%	7,710,000	7,239,613
05/01/23	0.000%	3,000,000	2,432,070
Massachusetts Water Pollution Abatement Trust (The) Refunding Revenue Bonds Pool Program Series 2006 08/01/30	5.250%	1,000,000	1,265,240
Revenue Bonds MWRA Program Subordinated Series 1999A 08/01/17	6.000%	12,445,000	14,431,222
Massachusetts Water Resources Authority Prerefunded 08/01/17 Revenue Bonds Series 2005A (NPFGC) 08/01/24	5.250%	155,000	176,654
Refunding Revenue Bonds General Series 2011C 08/01/28	5.000%	500,000	573,735
Revenue Bonds Series 1992A Escrowed to Maturity 07/15/19	6.500%	4,075,000	4,646,152

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Revenue Bonds General Series 1993C (AMBAC/TCRS) 12/01/15	5.250%	205,000	212,833
Series 1993C (TCRS) 12/01/15	5.250%	565,000	586,097
Series 2005A (NPFGC) 08/01/24	5.250%	2,845,000	3,206,571
Metropolitan Boston Transit Parking Corp. Revenue Bonds Series 2011 07/01/36	5.250%	3,000,000	3,383,460
Total			242,152,949
Michigan 1.3%
Allen Academy Refunding Revenue Bonds Public School Academy Series 2013 06/01/22	5.500%	2,000,000	2,008,680
City of Detroit Sewage Disposal System Refunding Revenue Bonds Senior Lien Series 2012A 07/01/39	5.250%	11,925,000	11,681,014
City of Detroit Water Supply System Revenue Bonds Senior Lien Series 2003A (NPFGC) 07/01/34	5.000%	1,375,000	1,354,485
Series 2005A (NPFGC) 07/01/27	5.000%	1,290,000	1,291,084
Series 2011A 07/01/41	5.250%	2,000,000	1,957,580
Goodrich Area School District Unrefunded Unlimited General Obligation Bonds Series 2003B (Qualified School Bond Loan Fund) 05/01/27	5.000%	495,000	496,851
Grand Traverse Academy Refunding Revenue Bonds Series 2007 11/01/17	5.000%	390,000	395,924
11/01/22	5.000%	750,000	720,525
11/01/32	4.750%	1,170,000	974,832
Michigan Higher Education Facilities Authority Prerefunded 12/01/17 Limited Obligation Revenue Bonds Kalamazoo College Project Series 2007 12/01/33	5.000%	250,000	285,070
Michigan Strategic Fund Refunding Revenue Bonds Collateral Detroit Fund-Pollution Series 1991BB (AMBAC) 05/01/21	7.000%	2,505,000	3,109,657

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan Sugar Co.- Caro Project Series 1998B 11/01/25	6.450%	3,500,000	3,199,945
Michigan Strategic Fund(a)(d) Refunding Revenue Bonds Michigan Sugar Co.- Carollton Series 1998C AMT 11/01/25	6.550%	4,250,000	3,917,395
Paw Paw Public Schools Unlimited General Obligation Refunding Bonds Series 1998 (NPFGC) (Qualified School Board Loan Fund) 05/01/25	5.000%	1,020,000	1,246,134
Royal Oak Hospital Finance Authority Refunding Revenue Bonds William Beaumont Hospital Series 2014D 09/01/39	5.000%	9,425,000	10,068,162
St. Johns Public Schools Unlimited General Obligation Refunding Bonds Series 1998 (NPFGC) (Qualified School Bond Loan Fund) 05/01/25	5.100%	1,790,000	2,147,785
Wayne County Airport Authority Revenue Bonds Detroit Metropolitan Airport Series 2005 (NPFGC) AMT(a) 12/01/19	4.750%	3,750,000	3,932,138
Williamston Community School District Unlimited General Obligation Bonds Series 1996 (NPFGC) (Qualified School Bond Loan Fund) 05/01/25	5.500%	1,000,000	1,172,220
Total			49,959,481
Minnesota 3.8%
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A 11/15/32	6.750%	7,500,000	8,870,925
City of St. Louis Park Refunding Revenue Bonds Park Nicollet Health Services Series 2009 07/01/39	5.750%	16,825,000	18,409,410
Revenue Bonds Park Nicollet Health Services Series 2008C 07/01/23	5.500%	22,775,000	25,045,212
07/01/30	5.750%	3,200,000	3,475,936
County of Meeker Revenue Bonds Memorial Hospital Project Series 2007 11/01/37	5.750%	1,750,000	1,812,475

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010 03/01/35	6.350%	4,000,000	4,298,280
03/01/40	6.500%	2,800,000	3,017,812
Southern Minnesota Municipal Power Agency(f) Revenue Bonds Capital Appreciation Series 1994A (NPFGC) 01/01/22	0.000%	27,500,000	22,638,825
01/01/23	0.000%	26,500,000	20,883,590
01/01/25	0.000%	17,500,000	12,637,100
St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2006 05/15/36	5.250%	4,550,000	4,688,002
Healtheast Project Series 2005 11/15/25	6.000%	3,500,000	3,655,225
11/15/30	6.000%	10,000,000	10,431,700
11/15/35	6.000%	11,500,000	11,963,565
Western Minnesota Municipal Power Agency Revenue Bonds Series 1983 Escrowed to Maturity (NPFGC) 01/01/16	9.750%	1,000,000	1,094,010
Total			152,922,067
Mississippi 0.4%
County of Lowndes Refunding Revenue Bonds Weyerhaeuser Co. Project Series 1992A 04/01/22	6.800%	2,470,000	2,937,868
Medical Center Educational Building Corp. Refunding Revenue Bonds University of Mississippi Medical Center Series 1998B (AMBAC) 12/01/23	5.500%	5,300,000	6,112,013
Mississippi Business Finance Corp. Revenue Bonds Series 2009A 05/01/24	4.700%	6,640,000	7,079,435
Rankin County Five Lakes Utility District Series 1994(d) 07/15/37	7.000%	450,000	450,207
Total			16,579,523

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Missouri 1.8%
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010 11/01/25	6.000%	2,200,000	2,315,104
11/01/39	6.875%	1,500,000	1,585,155
Health & Educational Facilities Authority of the State of Missouri Refunding Revenue Bonds Lester E. Cox Medical Center Series 1993I (NPFGC) 06/01/15	5.250%	705,000	719,594
Revenue Bonds Lutheran Senior Services Series 2011 02/01/31	5.750%	1,730,000	1,895,561
02/01/41	6.000%	2,600,000	2,834,494
Series 2014 02/01/35	5.000%	7,350,000	7,706,842
02/01/44	5.000%	12,725,000	13,192,516
Senior Living Facilities-Lutheran Series 2010 02/01/42	5.500%	2,000,000	2,099,480
Industrial Development Authority of the City of St. Louis Missouri (The) Refunding Revenue Bonds Anheuser-Busch Co. Project Series 1991 05/01/16	6.650%	2,650,000	2,878,828
Industrial Development Authority of the City of St. Louis Missouri (The)(f) Revenue Bonds Convention Center Hotel Series 2000 (AMBAC) 07/15/18	0.000%	2,000,000	1,813,500
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A 05/15/39	8.250%	12,000,000	13,692,120
Missouri Development Finance Board Revenue Bonds Procter & Gamble Paper Products Series 1999 AMT(a) 03/15/29	5.200%	6,385,000	7,474,664
St. Louis Area Housing Finance Corp. Wellington Arms III Project Series 1979 01/01/21	7.375%	942,012	944,565
St. Louis County Industrial Development Authority Revenue Bonds Friendship Village Sunset Hills Series 2013A 09/01/33	5.500%	2,750,000	2,957,323

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Andrews Residence for Seniors Series 2007A 12/01/41	6.375%	7,000,000	7,063,840
University of Missouri Unrefunded Revenue Bonds System Facilities Series 2006A 11/01/26	5.000%	740,000	781,854
Total			69,955,440
Nebraska 0.6%
Douglas County Hospital Authority No. 2 Revenue Bonds Health Facilities-Immanuel Obligation Group Series 2010 01/01/40	5.625%	875,000	941,833
Madison County Hospital Authority No. 1 Revenue Bonds Faith Regional Health Services Project Series 2008A-1 07/01/33	6.000%	11,500,000	12,314,430
Nebraska Elementary & Secondary School Finance Authority Revenue Bonds Boys Town Project Series 2008 09/01/28	4.750%	6,800,000	7,383,100
Omaha Public Power District Revenue Bonds Series 1986A Escrowed to Maturity 02/01/15	6.000%	485,000	499,152
Series 1992B Escrowed to Maturity 02/01/17	6.200%	975,000	1,056,237
Total			22,194,752
Nevada 1.4%
Carson City Refunding Revenue Bonds Carson Tahoe Regional Medical Center Series 2012 09/01/33	5.000%	2,500,000	2,642,825
City of Sparks Senior Sales Tax Anticipation Revenue Bonds Series 2008A(b) 06/15/28	6.750%	2,000,000	2,087,180
Clark County Water Reclamation District Limited General Obligation Bonds Series 2009A 07/01/34	5.250%	12,000,000	13,720,800
County of Clark Revenue Bonds Las Vegas-McCarran International Airport Series 2010A 07/01/34	5.125%	18,750,000	20,279,437

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Clark(a) Revenue Bonds Southwest Gas Corp. Project Series 2005A (AMBAC) AMT 10/01/35	4.850%	5,000,000	5,023,050
Henderson Local Improvement Districts Special Assessment Bonds Series 2006T-18 09/01/35	5.300%	7,685,000	6,270,192
Las Vegas Valley Water District Limited General Obligation Bonds Water Improvement Series 2006A (AGM) 06/01/24	5.000%	4,095,000	4,414,246
State of Nevada Department of Business & Industry Revenue Bonds Republic Services, Inc. Series 2003 AMT(a)(g) 12/01/26	5.625%	2,000,000	2,214,680
Total			56,652,410
New Jersey 3.1%
Middlesex County Improvement Authority(d)(e) Revenue Bonds Heldrich Center Hotel Series 2005C 01/01/37	8.750%	1,500,000	76,500
Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/37	6.250%	4,000,000	204,000
New Jersey Economic Development Authority Refunding Revenue Bonds School Facilities Construction Series 2005N-1 (AGM) 09/01/25	5.500%	23,990,000	29,228,936
Series 2005N-1 (NPFGC) 09/01/27	5.500%	5,000,000	6,095,350
Seeing Eye, Inc. Project Series 2005 (AMBAC) 12/01/24	5.000%	1,000,000	1,017,690
Revenue Bonds Lions Gate Project Series 2014 01/01/34	5.000%	1,000,000	988,940
01/01/44	5.250%	2,000,000	2,000,640
MSU Student Housing Project - Provident Series 2010 06/01/31	5.750%	4,350,000	4,744,676
06/01/42	5.875%	14,500,000	15,822,400
New Jersey Economic Development Authority(a) Refunding Revenue Bonds Series 2006B AMT 01/01/37	6.875%	7,000,000	7,052,780

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Continental Airlines, Inc. Project Series 1999 AMT 09/15/23	5.125%	5,000,000	5,223,850
09/15/29	5.250%	2,500,000	2,575,750
New Jersey Educational Facilities Authority Revenue Bonds William Paterson University Series 2008C 07/01/24	5.000%	1,000,000	1,126,300
New Jersey Environmental Infrastructure Trust Prerefunded 09/01/16 Revenue Bonds Environmental Series 2007A 09/01/22	5.000%	10,000	10,975
Series 2007A 09/01/22	5.000%	5,000	5,488
Prerefunded 9/01/16 Revenue Bonds Environmental Series 2007 09/01/22	5.000%	35,000	38,413
New Jersey Health Care Facilities Financing Authority Revenue Bonds St. Josephs Healthcare Systems Series 2008 07/01/38	6.625%	4,000,000	4,324,280
Virtua Health Series 2009 07/01/33	5.750%	750,000	826,305
New Jersey State Turnpike Authority Refunding Revenue Bonds Series 2005A (AGM) 01/01/30	5.250%	2,000,000	2,427,580
Revenue Bonds Series 1991C (NPFGC) Escrowed to Maturity 01/01/16	6.500%	3,830,000	3,975,846
Series 2004C-2 (AMBAC) 01/01/25	5.500%	2,500,000	3,093,400
New Jersey Transportation Trust Fund Authority Revenue Bonds Series 1999A 06/15/20	5.750%	4,150,000	4,928,333
Series 2006A 12/15/23	5.500%	3,000,000	3,540,090
Series 2011B 06/15/31	5.500%	7,250,000	8,271,090
Union County Utilities Authority Refunding Revenue Bonds Covanta Union Series 2011 AMT(a) 12/01/31	5.250%	15,000,000	16,200,450
Total			123,800,062

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Mexico 0.4%
New Mexico Hospital Equipment Loan Council Revenue Bonds Presbyterian Healthcare Series 2009 08/01/39	5.000%	6,500,000	6,894,680
Presbyterian Healthcare Services Series 2008A 08/01/32	6.375%	8,650,000	10,041,525
Total			16,936,205
New York 5.8%
Albany Industrial Development Agency Revenue Bonds St. Peters Hospital Project Series 2008A 11/15/27	5.250%	3,830,000	4,203,655
Brooklyn Arena Local Development Corp. Revenue Bonds Barclays Center Project Series 2009 07/15/30	6.000%	6,500,000	7,210,320
Housing Development Corp. Revenue Bonds Series 2005F-1 11/01/25	4.650%	5,000,000	5,102,950
Long Island Power Authority Revenue Bonds Series 2008A 05/01/33	6.000%	2,725,000	3,180,184
Metropolitan Transportation Authority Revenue Bonds Series 2007A (AGM) 11/15/33	5.000%	12,000,000	13,010,520
Series 2007B 11/15/24	5.000%	6,820,000	7,646,175
New York City Industrial Development Agency Revenue Bonds Pilot-Yankee Stadium-Payment Series 2006I (FGIC) 03/01/46	5.000%	2,000,000	2,031,120
Queens Baseball Stadium Pilot Series 2006 (AMBAC) 01/01/24	5.000%	3,000,000	3,081,570
New York City Industrial Development Agency(a)(g) Revenue Bonds Terminal One Group Association Project Series 2005 AMT 01/01/24	5.500%	5,500,000	5,832,750
New York City Transitional Finance Authority Building Aid Revenue Bonds Fiscal 2009 Series 2009S-4 01/15/25	5.125%	2,000,000	2,312,560

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York City Water & Sewer System Revenue Bonds Series 2005C (NPFGC) 06/15/27	5.000%	8,000,000	8,318,160
New York Local Government Assistance Corp. Refunding Revenue Bonds Series 1993E (AMBAC/TCRS) 04/01/16	5.250%	10,000,000	10,569,100
New York Mortgage Agency Revenue Bonds Series 2007-140 AMT(a) 10/01/21	4.600%	1,455,000	1,490,778
New York State Dormitory Authority Refunding Revenue Bonds Education Series 2005B (AMBAC) 03/15/29	5.500%	2,030,000	2,571,766
Revenue Bonds Consolidated City University System 2nd General Series 1993A 07/01/18	5.750%	4,515,000	4,946,092
Consolidated City University System 2nd Generation Series 1993A 07/01/20	6.000%	13,350,000	15,930,822
Series 1993A (AGM) 07/01/20	6.000%	6,140,000	7,326,985
Independent School District-Educational Housing Services Series 2005 (AMBAC) 07/01/30	5.250%	3,000,000	3,362,850
Mount Sinai School of Medicine Series 2009 07/01/39	5.125%	15,000,000	15,793,800
New York University Series 2008A 07/01/29	5.000%	3,845,000	4,307,515
New York University Hospital Center Series 2007B 07/01/24	5.250%	420,000	448,132
North Shore-Long Island Jewish Obligation Group Series 2009A 05/01/37	5.500%	6,250,000	6,746,875
Orange Regional Medical Center Series 2008 12/01/29	6.125%	2,250,000	2,363,423
State University Series 1993A (NPFGC/IBC) 05/15/17	5.875%	28,240,000	30,976,738
New York State Energy Research & Development Authority Revenue Bonds Series 1993(g) 04/01/20	12.383%	13,000,000	13,035,620

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds New York City Municipal Water Series 2008A 06/15/28	5.000%	1,000,000	1,123,150
Port Authority of New York & New Jersey Revenue Bonds Consolidated 144th Series 2006 10/01/28	5.000%	1,000,000	1,079,390
JFK International Air Terminal Series 2010 12/01/36	6.000%	7,000,000	8,074,010
Port Authority of New York & New Jersey(a) Revenue Bonds 5th Installment-Special Project Series 1996-4 AMT 10/01/19	6.750%	5,600,000	5,543,272
JFK International Air Terminal 4 Special Project Series 1997 (NPFGC) AMT 12/01/22	5.750%	6,500,000	6,539,065
Suffolk County Industrial Development Agency Revenue Bonds Nissequogue Cogen Partners Facility Series 1998 AMT(a) 01/01/23	5.500%	7,260,000	7,254,773
Triborough Bridge & Tunnel Authority Revenue Bonds General Purpose Series 1992Y Escrowed to Maturity 01/01/21	6.125%	11,000,000	13,455,200
Ulster County Industrial Development Agency(d) Revenue Bonds Series 2007A 09/15/37	6.000%	2,000,000	1,633,360
09/15/42	6.000%	7,000,000	5,598,250
Total			232,100,930
North Carolina 1.2%
City of Charlotte Water & Sewer System Revenue Bonds Water & Sewer Series 2008 07/01/26	5.000%	8,450,000	9,672,800
City of High Point Revenue Bonds Series 2008 (AGM) 11/01/28	5.000%	350,000	398,822
Durham Housing Authority Revenue Bonds Series 2005 AMT(a)(d) 02/01/38	5.650%	3,134,147	3,117,505

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina Eastern Municipal Power Agency Prerefunded 01/01/22 Revenue Bonds Series 1988A 01/01/26	6.000%	1,940,000	2,490,882
Revenue Bonds Series 1986A Escrowed to Maturity 01/01/17	5.000%	3,870,000	4,120,660
Series 2009A 01/01/26	5.500%	300,000	334,215
Series 2009B 01/01/26	5.000%	7,000,000	7,764,470
Unrefunded Revenue Bonds Series 1991A 01/01/18	6.500%	2,185,000	2,581,184
North Carolina Medical Care Commission Refunding Revenue Bonds 1st Mortgage-Givens Estates Series 2007 07/01/33	5.000%	5,000,000	5,162,400
Revenue Bonds 1st Mortgage Deerfield Series 2008A 11/01/33	6.000%	4,060,000	4,442,249
1st Mortgage-Presbyterian Homes Series 2006 10/01/31	5.500%	2,500,000	2,509,400
Health Care Housing Arc Projects Series 2004A 10/01/34	5.800%	1,400,000	1,419,922
North Carolina Medical Care Commission(f) Refunding Revenue Bonds Capital Appreciation-Wilson Memorial Hospital Escrowed to Maturity Series 1997 (AMBAC) 11/01/14	0.000%	1,380,000	1,379,144
State of North Carolina Revenue Bonds Annual Appropriation Series 2009A 05/01/27	5.000%	305,000	351,226
Total			45,744,879
North Dakota 0.3%
County of McLean Revenue Bonds Great River Energy Series 2010B 07/01/40	5.150%	7,900,000	8,259,845
County of Ward Revenue Bonds Trinity Obligated Group Series 2006 07/01/29	5.125%	4,490,000	4,562,648
Total			12,822,493

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ohio 1.4%
Adams County/Ohio Valley Local School District Unlimited General Obligation Bonds Adams and Highland Counties Series 1995 (NPFGC) 12/01/15	7.000%	1,165,000	1,222,994
American Municipal Power, Inc. Revenue Bonds AMP Fremont Energy Center Project Series 2012 02/15/37	5.000%	13,220,000	14,170,650
City of Cleveland Refunding Revenue Bonds 1st Mortgage Series 1993G (NPFGC) 01/01/21	5.500%	3,995,000	4,655,733
Revenue Bonds Series 2008B-1 (NPFGC) 11/15/28	5.000%	500,000	554,835
City of Lakewood Water System Revenue Bonds Series 1995 (AMBAC) 07/01/20	5.850%	1,225,000	1,480,474
City of Middleburg Heights Revenue Bonds Southwest General Facilities Series 2011 08/01/36	5.250%	2,380,000	2,527,251
08/01/41	5.250%	6,900,000	7,292,610
County of Hamilton Revenue Bonds Improvement- Greater Cincinnati Metropolitan Series 2007A 12/01/25	5.000%	3,425,000	3,862,167
Kings Local School District Unlimited General Obligation Bonds National Public Finance (NPFGC/FGIC) Series 1995 Escrowed to Maturity 12/01/16	7.500%	1,285,000	1,407,383
Ohio Higher Educational Facility Commission Revenue Bonds University of Dayton Project Series 2009 12/01/24	5.500%	3,000,000	3,497,460
Ohio Housing Finance Agency Revenue Bonds Mortgage-Backed Securities Program Series 2008F (GNMA/FNMA/FHLMC) 09/01/28	5.250%	80,000	80,242
Ohio State Turnpike Commission Refunding Revenue Bonds Series 1998A (NPFGC) 02/15/26	5.500%	3,000,000	3,783,000

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Toledo-Lucas County Port Authority Revenue Bonds University of Toledo Project Series 2014 07/01/46	5.000%	5,000,000	5,062,200
Toledo-Lucas County Port Authority(e) Special Assessment Bonds Town Square at Levi Commons Series 2007 11/01/36	5.400%	2,605,000	1,297,316
Toledo-Lucas County Port Authority(g) Refunding Revenue Bonds CSX Transportation, Inc. Project Series 1992 12/15/21	6.450%	3,950,000	4,920,396
Total			55,814,711
Oregon 0.4%
Benton County Hospital Facilities Authority Unrefunded Revenue Bonds Samaritan Health Series 1998 10/01/28	5.125%	655,000	655,740
City of Forest Grove Refunding Revenue Bonds Campus Improvement Pacific University Series 2014A 05/01/40	5.000%	1,500,000	1,609,350
Cow Creek Band of Umpqua Tribe of Indians Revenue Bonds Series 2006C(b)(c) 10/01/26	5.625%	3,500,000	3,455,760
Linn County Community School District No. 9 Lebanon Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 06/15/30	5.500%	1,435,000	1,862,013
Oregon Health & Science University Revenue Bonds Series 2009A 07/01/39	5.750%	4,500,000	5,163,660
Oregon State Facilities Authority Revenue Bonds Linfield College Project Series 2005A 10/01/25	5.000%	750,000	762,735
Willamette University Projects Series 2007A 10/01/27	5.000%	1,500,000	1,567,275
Polk, Marion & Benton School District No. 13J Unlimited General Obligation Bonds Central School District Series 2009A 06/15/29	4.375%	1,300,000	1,368,965
Total			16,445,498

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania 2.3%
Allegheny County Higher Education Building Authority Revenue Bonds Duquesne University Series 2008 03/01/28	5.000%	490,000	518,263
Allentown Neighborhood Improvement Zone Development Authority Revenue Bonds Series 2012A 05/01/42	5.000%	5,500,000	5,645,255
Butler County Hospital Authority Revenue Bonds Butler Health Systems Project Series 2009 07/01/39	7.250%	7,000,000	8,162,210
Dauphin County Industrial Development Authority Revenue Bonds Dauphin Consolidated Water Supply Series 1992A AMT(a) 06/01/24	6.900%	3,400,000	4,235,686
Delaware Valley Regional Finance Authority Revenue Bonds Series 1997C (AMBAC) 07/01/27	7.750%	1,000,000	1,396,470
Northampton County General Purpose Authority Revenue Bonds Saint Luke's Hospital Project Series 2008A 08/15/28	5.375%	4,000,000	4,233,760
Pennsylvania Convention Center Authority Revenue Bonds Series 1989A Escrowed to Maturity (FGIC) 09/01/19	6.000%	14,010,000	16,829,232
Pennsylvania Economic Development Financing Authority Revenue Bonds Philadelphia Biosolids Facility Series 2009 01/01/32	6.250%	5,325,000	5,809,682
Pennsylvania Economic Development Financing Authority(a) Revenue Bonds Proctor & Gamble Paper Project Series 2001 AMT 03/01/31	5.375%	1,000,000	1,190,370
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Series 2008 07/01/28	5.750%	3,000,000	3,112,440
Edinboro University Foundation Series 2010 07/01/43	6.000%	4,750,000	4,983,035

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Turnpike Commission Revenue Bonds Subordinated Series 2014A-1 12/01/43	5.000%	16,940,000	18,094,969
Philadelphia Authority for Industrial Development Revenue Bonds First Philadelphia Preparatory Charter School Series 2014 06/15/43	7.250%	5,475,000	5,877,467
Philadelphia Municipal Authority Revenue Bonds Lease Series 2009 04/01/34	6.500%	2,500,000	2,883,025
Philadelphia Redevelopment Authority Revenue Bonds Subordinated Series 1986B Escrowed to Maturity (GNMA) 06/01/17	9.000%	450,000	554,711
Washington County Industrial Development Authority Revenue Bonds Washington Jefferson College Series 2010 11/01/36	5.000%	4,850,000	5,096,623
Washington County Industrial Development Authority(d) Refunding Revenue Bonds 1st Mortgage-AHF/Central Project Series 2003 01/01/29	8.500%	1,873,000	1,934,865
Westmoreland County Municipal Authority Revenue Bonds Capital Appreciation Series 1999A (NPFGC)(f) 08/15/22	0.000%	2,000,000	1,584,160
Total			92,142,223
Puerto Rico 1.1%
Puerto Rico Electric Power Authority(c) Refunding Revenue Bonds Series 2007UU (AGM) 07/01/23	5.000%	1,000,000	1,001,300
Revenue Bonds Series 2003NN (NPFGC) 07/01/21	5.250%	3,500,000	3,489,815
Puerto Rico Highways & Transportation Authority(c) Refunding Revenue Bonds Series 1996Z Escrowed to Maturity (AGM) 07/01/18	6.000%	5,360,000	6,184,261
Series 2003AA (NPFGC) 07/01/20	5.500%	180,000	180,000
Series 2003AA Escrowed to Maturity (NPFGC) 07/01/20	5.500%	320,000	389,782
Revenue Bonds Series 2005K 07/01/20	5.000%	5,000,000	2,301,850

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico Public Buildings Authority(c) Refunding Revenue Bonds Government Facilities Series 2002F 07/01/20	5.250%	2,000,000	1,512,200
Series 2007M 07/01/31	6.250%	27,000,000	19,984,590
Puerto Rico Public Finance Corp.(c) Revenue Bonds Commonwealth Appropriation Series 1998A (AMBAC) 06/01/19	5.375%	2,190,000	2,597,099
Series 2002E Escrowed to Maturity (AMBAC) 08/01/27	5.500%	450,000	579,501
Unrefunded Revenue Bonds Commonwealth Appropriation Series 2002E Escrowed to Maturity (AMBAC) 08/01/27	5.500%	1,050,000	1,352,169
Commonwealth Appropriations Series 2002E Escrowed to Maturity 08/01/26	6.000%	2,470,000	3,284,285
Total			42,856,852
Rhode Island —%
Rhode Island Student Loan Authority Revenue Bonds Series 2007-2 (AMBAC) AMT(a) 12/01/37	4.850%	1,115,000	1,136,085
South Carolina 0.8%
City of Myrtle Beach Tax Allocation Bonds Myrtle Beach Air Force Base Series 2006A 10/01/26	5.250%	1,700,000	1,670,505
Piedmont Municipal Power Agency Refunding Revenue Bonds Electric Series 1991 (NPFGC) 01/01/21	6.250%	1,250,000	1,558,800
Unrefunded Revenue Bonds Series 1993 (NPFGC) 01/01/25	5.375%	11,280,000	13,364,093
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds The Woodlands at Furman Project Series 2012 11/15/42	6.000%	5,133,239	3,928,776
Revenue Bonds York Preparatory Academy Project Series 2014-A 11/01/45	7.250%	3,935,000	4,119,787
Series 2014A 11/01/23	5.750%	1,280,000	1,292,672
11/01/33	7.000%	910,000	952,552

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Carolina Jobs-Economic Development Authority(f) Refunding Subordinated Revenue Bonds The Woodlands at Furman Project Series 2012 11/15/47	0.000%	1,283,310	51,230
South Carolina State Public Service Authority Revenue Bonds Santee Cooper Series 2006A (NPFGC) 01/01/27	5.000%	2,600,000	2,755,402
Series 2008A 01/01/28	5.375%	250,000	284,472
Total			29,978,289
South Dakota 0.4%
Heartland Consumers Power District Unrefunded Revenue Bonds Series 1992 (AGM) 01/01/17	6.000%	8,635,000	9,210,955
State of South Dakota Revenue Bonds Escrowed to Maturity Series 1993A (AGM) 09/01/17	6.700%	4,610,000	4,999,130
Total			14,210,085
Tennessee —%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Refunding Revenue Bonds 1st Mortgage - AHF Project Series 2003(d) 01/01/29	8.500%	380,000	392,551
Texas 8.6%
Bexar County Health Facilities Development Corp. Revenue Bonds Army Retirement Residence Project Series 2010 07/01/30	5.875%	1,370,000	1,458,790
07/01/45	6.200%	7,200,000	7,852,680
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B(g) 04/01/45	6.125%	13,450,000	15,355,596
Central Texas Regional Mobility Authority Refunding Revenue Bonds Senior Lien Series 2013A 01/01/33	5.000%	2,700,000	2,858,598
Revenue Bonds Senior Lien Series 2011 01/01/41	6.000%	8,620,000	9,604,921
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Central Texas Regional Mobility Authority(f) Revenue Bonds Capital Appreciation Series 2010 01/01/25	0.000%	2,000,000	1,273,560
City of Austin Electric Utility Refunding Revenue Bonds Series 2008A 11/15/35	5.250%	8,000,000	8,964,000
City of Houston Airport System Refunding Revenue Bonds Senior Lien Series 2009A 07/01/34	5.500%	10,500,000	11,922,330
City of Houston Airport System(a) Refunding Revenue Bonds Continental-Special Facilities Series 2011A AMT 07/15/30	6.500%	5,555,000	6,197,325
Subordinated Lien Series 2012A AMT 07/01/31	5.000%	5,000,000	5,367,850
United Airlines, Inc. Series 2014 AMT 07/01/29	5.000%	4,000,000	4,036,920
City of Houston Utility System Unrefunded Revenue Bonds Capital Appreciation Series 1998A (AGM)(f) 12/01/19	0.000%	9,545,000	8,648,152
City of Houston Revenue Bonds Capital Appreciation-Convention Series 2001B (AMBAC)(f) 09/01/17	0.000%	2,000,000	1,903,280
Clifton Higher Education Finance Corp. Revenue Bonds Idea Public Schools Series 2011 08/15/41	5.750%	2,000,000	2,192,280
Series 2012 08/15/32	5.000%	2,165,000	2,321,768
08/15/42	5.000%	2,350,000	2,480,378
Series 2013 08/15/33	6.000%	990,000	1,149,528
Dallas County Flood Control District No. 1 Unlimited General Obligation Refunding Bonds Series 2002 04/01/32	7.250%	7,500,000	7,521,900
Dallas-Fort Worth International Airport Facilities Improvement Corp. Refunding Revenue Bonds Series 2012B 11/01/35	5.000%	10,000,000	10,759,400

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Dallas/Fort Worth International Airport Refunding Revenue Bonds Series 2014 AMT(a) 11/01/32	5.000%	3,400,000	3,636,096
Deaf Smith County Hospital District Limited General Obligation Bonds Series 2010A 03/01/40	6.500%	4,000,000	4,430,400
Harris County Health Facilities Development Corp. Prerefunded 12/01/18 Revenue Bonds Memorial Hermann Healthcare System Series 2008B 12/01/35	7.250%	8,800,000	11,105,072
Revenue Bonds St. Luke's Episcopal Hospital Project Series 1991 Escrowed to Maturity 02/15/21	6.750%	1,970,000	2,257,758
Harris County-Houston Sports Authority(f) Refunding Revenue Bonds Capital Appreciation-Senior Lien Series 2001A (NPFGC) 11/15/14	0.000%	3,905,000	3,869,621
11/15/15	0.000%	3,975,000	3,800,418
11/15/16	0.000%	4,040,000	3,717,729
Houston Higher Education Finance Corp. Revenue Bonds Cosmos Foundation, Inc. Series 2011A 05/15/41	6.875%	4,045,000	4,820,184
La Vernia Higher Education Finance Corp. Revenue Bonds Kipp, Inc. Series 2009A 08/15/44	6.375%	7,500,000	8,377,950
Matagorda County Navigation District No. 1 Refunding Revenue Bonds Central Power & Light Co. Project Series 2001A 11/01/29	6.300%	2,800,000	3,194,324
Mission Economic Development Corp Revenue Bonds Dallas Clean Energy McCommas Series 2011 AMT(a) 12/01/24	6.875%	15,000,000	15,722,850
New Hope Cultural Education Facilities Corp. Revenue Bonds Collegiate Housing College Station Series 2014 04/01/46	5.000%	7,250,000	7,647,517
North Texas Tollway Authority Refunding Revenue Bonds 1st Tier Series 2009C 01/01/44	5.250%	5,000,000	5,258,850

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2011 01/01/38	5.000%	5,500,000	5,837,150
First Tier Series 2012B 01/01/42	5.000%	12,845,000	13,712,937
Toll 2nd Tier
Series 2008F 01/01/38	5.750%	11,355,000	12,619,038
Red River Health Facilities Development Corp. Revenue Bonds MRC Crossings Project Series 2014A 11/15/34	7.500%	2,000,000	2,055,920
11/15/44	7.750%	2,800,000	2,887,556
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A 08/15/40	6.700%	2,700,000	3,117,339
Sanger Industrial Development Corp. Revenue Bonds Texas Pellets Project Series 2012B AMT(a) 07/01/38	8.000%	35,000,000	37,653,000
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Air Force Obligation Group Series 2007 05/15/27	5.125%	2,000,000	2,019,420
Air Force Villages, Inc. Obligation Group Series 2007 05/15/37	5.125%	2,000,000	1,993,180
CC Young Memorial Home Series 2009A 02/15/38	8.000%	4,000,000	4,419,640
Stayton at Museum Way Series 2009A 11/15/44	8.250%	12,000,000	10,315,320
Texas City Industrial Development Corp. Refunding Revenue Bonds Arco Pipe Line Co. Project Series 1990 10/01/20	7.375%	2,000,000	2,613,560
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds Series 2012 12/15/29	5.000%	8,300,000	8,921,919
Series 2012 12/15/32	5.000%	7,500,000	7,876,275
Texas State Turnpike Authority(f) Revenue Bonds Capital Appreciation 1st Tier Series 2002A (AMBAC) 08/15/18	0.000%	10,000,000	9,403,200
08/15/19	0.000%	10,330,000	9,399,577

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas Transportation Commission Refunding Revenue Bonds 1st Tier Series 2012-A 08/15/41	5.000%	16,075,000	17,045,769
Travis County Health Facilities Development Corp. Revenue Bonds Querencia Barton Creek Project Series 2005 11/15/25	5.500%	1,000,000	1,008,940
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009 09/01/29	5.500%	500,000	538,460
Total			343,146,225
Utah 0.1%
City of Provo Energy System Revenue Bonds Series 1980 Escrowed to Maturity 04/01/15	10.125%	225,000	239,805
Utah Housing Corp. Revenue Bonds Series 2003A-1 AMT(a) 07/01/24	5.125%	530,000	531,638
Utah Transit Authority Revenue Bonds Series 2008A 06/15/25	5.000%	2,000,000	2,275,360
Total			3,046,803
Virgin Islands 0.1%
Virgin Islands Public Finance Authority Refunding Revenue Bonds Gross Receipts Taxes Loan Series 2012-A(c) 10/01/32	5.000%	4,000,000	4,290,520
Virginia 0.8%
City of Chesapeake Expressway Toll Road Revenue Bonds Transportation System Senior Series 2012A 07/15/47	5.000%	7,505,000	7,709,136
Fairfax County Industrial Development Authority Refunding Revenue Bonds Inova Health Systems Project Series 1993 08/15/23	5.000%	10,000,000	11,731,700

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Fredericksburg Economic Development Authority Refunding Revenue Bonds Mary Washington Healthcare Series 2014 06/15/30	5.000%	1,000,000	1,076,630
06/15/31	5.000%	800,000	857,264
06/15/33	5.000%	500,000	531,615
Mosaic District Community Development Authority Special Assessment Bonds Series 2011A 03/01/26	6.625%	2,145,000	2,436,098
Richmond Metropolitan Authority Refunding Revenue Bonds Series 1998 (NPFGC) 07/15/22	5.250%	5,380,000	6,086,878
Virginia Resources Authority Revenue Bonds State Revolving Fund Series 2009 10/01/26	5.000%	1,500,000	1,755,900
Total			32,185,221
Washington 3.3%
Greater Wenatchee Regional Events Center Public Facilities District Revenue Bonds Series 2012A 09/01/27	5.000%	1,540,000	1,544,497
09/01/32	5.250%	1,000,000	1,013,090
Skagit County Public Hospital District No. 1 Revenue Bonds Skagit Valley Hospital Series 2005 12/01/30	5.500%	1,235,000	1,271,408
Series 2007 12/01/28	5.750%	1,500,000	1,632,840
12/01/32	5.750%	2,000,000	2,118,980
Snohomish County Public Utility District No. 1 Refunding Revenue Bonds Generation System Series 1986A Escrowed to Maturity 01/01/20	5.000%	17,750,000	20,960,087
State of Washington Unlimited General Obligation Bonds Series 2007D (AGM) 01/01/30	4.500%	24,470,000	25,954,105
Various Purpose Series 2008A 07/01/27	5.000%	9,730,000	11,050,069
Washington Health Care Facilities Authority Revenue Bonds Kadlec Regional Medical Center Series 2012 12/01/42	5.000%	8,220,000	8,615,053

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Overlake Hospital Medical Center Series 2010 07/01/30	5.500%	3,000,000	3,299,550
Washington Higher Education Facilities Authority Refunding Revenue Bonds Whitworth University Project Series 2009 10/01/40	5.625%	4,685,000	4,985,168
Washington State Housing Finance Commission Refunding Revenue Bonds Nonprofit Housing Revenue-Mirabella Series 2012 10/01/32	6.500%	10,000,000	10,416,200
10/01/47	6.750%	1,000,000	1,043,860
Presbyterian Retirement Series 2013 01/01/23	5.000%	1,445,000	1,494,072
01/01/28	5.000%	2,015,000	2,005,187
01/01/33	5.000%	2,570,000	2,471,158
01/01/43	5.250%	7,550,000	7,264,157
Skyline At First Hill Project Series 2012 01/01/19	7.000%	4,315,000	4,584,558
Revenue Bonds Skyline At First Hill Project Series 2007A 01/01/27	5.625%	2,500,000	2,403,800
01/01/38	5.625%	19,450,000	18,054,074
Total			132,181,913
West Virginia 0.4%
West Virginia Economic Development Authority Refunding Revenue Bonds Appalachian Power Amos Series 2010A(g) 12/01/38	5.375%	3,850,000	4,165,739
West Virginia State Building Commission Refunding Revenue Bonds West Virginia Regional Jail Series 1998A (AMBAC) 07/01/21	5.375%	3,215,000	3,640,473
West Virginia University Revenue Bonds University System Projects Series 1998A (NFPGC) 04/01/28	5.250%	5,000,000	6,055,950
Total			13,862,162
Wisconsin 3.9%
City of La Crosse Refunding Revenue Bonds Northern States Power Co. Project Series 1996 AMT(a) 11/01/21	6.000%	6,000,000	7,276,380

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Monroe Redevelopment Authority Revenue Bonds Monroe Clinic, Inc. Series 2009 02/15/39	5.875%	5,000,000	5,398,450
Public Finance Authority(a) Refunding Revenue Bonds TRIPS Senior Obligation Group Series 2012 AMT 07/01/28	5.250%	4,000,000	4,229,160
07/01/42	5.000%	2,000,000	2,014,860
State of Wisconsin Revenue Bonds Series 2009A 05/01/33	5.750%	17,700,000	20,649,528
Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds Wheaton Healthcare Series 2006B 08/15/24	5.125%	15,910,000	16,981,220
08/15/25	5.125%	15,500,000	16,543,615
Revenue Bonds Aurora Health Care, Inc. Series 2010A 04/15/39	5.625%	6,100,000	6,549,326
Beaver Dam Community Hospitals Series 2013A 08/15/28	5.125%	6,750,000	7,096,208
08/15/34	5.250%	8,000,000	8,350,800
Medical College of Wisconsin Series 2008A 12/01/35	5.250%	14,400,000	15,190,848
ProHealth Care, Inc. Series 2012 08/15/28	5.000%	1,570,000	1,726,058
ProHealth Care, Inc. Obligation Group Series 2009 02/15/39	6.625%	25,150,000	29,164,946
Riverview Hospital Association Series 2008 04/01/33	5.750%	6,000,000	6,333,480
04/01/38	5.750%	4,000,000	4,222,320
St. John's Community, Inc. Series 2009A 09/15/29	7.250%	1,000,000	1,126,680
09/15/39	7.625%	1,000,000	1,151,630
Total			154,005,509
Wyoming 0.2%
County of Campbell Revenue Bonds Basin Electric Power Cooperative Series 2009A 07/15/39	5.750%	7,900,000	8,762,759
Total Municipal Bonds (Cost: $3,487,671,714)			3,831,262,176

Municipal Bonds Held in Trust 0.5%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts 0.5%
Massachusetts Health & Educational Facilities Authority Revenue Bonds Harvard University Series 2009A(b)(g)(h) 11/15/36	5.500%	16,000,000	18,667,680
Total Municipal Bonds Held in Trust (Cost: $17,445,314)			18,667,680

Floating Rate Notes 1.8%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Colorado 0.1%
Colorado Educational & Cultural Facilities Authority(i)(j) Revenue Bonds UJA Federation of Northern New Jersey VRDN Series 2007 (JPMorgan Chase Bank) 05/01/37	0.080%	2,750,000	2,750,000
VRDN Series 2007 (U.S. Bank) 06/01/37	0.080%	1,200,000	1,200,000
Total			3,950,000
Iowa 0.3%
Iowa Finance Authority Revenue Bonds Iowa Health System Obligation Group VRDN Series 2009 (JPMorgan Chase Bank)(i)(j) 02/15/35	0.070%	9,625,000	9,625,000
Maryland 0.4%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds University of Maryland Medical System VRDN Series 2007A (Wells Fargo Bank)(i)(j) 07/01/34	0.070%	17,380,000	17,380,000
Massachusetts 0.1%
Massachusetts Health & Educational Facilities Authority Revenue Bonds Baystate Medical Center VRDN Series 2009K (Wells Fargo Bank)(i)(j) 07/01/39	0.040%	3,200,000	3,200,000
Minnesota 0.3%
City of Minneapolis/St. Paul Housing & Redevelopment Authority Revenue Bonds Children's Health Care Facilities VRDN Series 2004A (AGM)(i)(j) 08/15/34	0.090%	10,150,000	10,150,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Floating Rate Notes (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
New Hampshire 0.5%
New Hampshire Business Finance Authority Revenue Bonds Littleton Regional Hospital VRDN Series 2007 (TD Banknorth)(i)(j) 10/01/42	0.060%	3,390,000	3,390,000
New Hampshire Health & Education Facilities Authority Act Revenue Bonds Dartmouth College VRDN Series 2002 (JPMorgan Chase Bank)(i)(j) 06/01/32	0.070%	18,000,000	18,000,000
Total			21,390,000
New York 0.1%
Syracuse Industrial Development Agency Revenue Bonds Syracuse University VRDN Series 2008A-2 (JPMorgan Chase Bank)(i)(j) 12/01/37	0.050%	5,500,000	5,500,000
Total Floating Rate Notes (Cost: $71,195,000)			71,195,000

Municipal Short Term 0.1%

Louisiana 0.1%
Louisiana Public Facilities Authority Revenue Bonds Louisiana Pellets, Inc. Project Series 2013A AMT(a) 08/01/14	9.750%	3,300,000	3,300,260

Municipal Short Term (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Michigan —%
Michigan Finance Authority Revenue Notes State Aid Notes Series 2013C 08/20/14	4.380%	2,125,000	2,128,804
Total Municipal Short Term (Cost: $5,425,000)			5,429,064

Money Market Funds 0.7%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(k)	25,268,590	25,268,590
JPMorgan Municipal Money Market Fund, 0.010%(k)	1,226,967	1,226,967
Total Money Market Funds (Cost: $26,495,557)		26,495,557
Total Investments (Cost: $3,608,232,585)		3,953,049,477
Other Assets & Liabilities, Net		28,233,689
Net Assets		3,981,283,166

The accompanying Notes to Financial Statements are an integral part of this statement.

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the value of these securities amounted to $62,891,464 or 1.58% of net assets.

(c)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2014, the value of these securities amounted to $72,309,554 or 1.82% of net assets.

(d)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at July 31, 2014 was $42,264,831, which represents 1.06% of net assets. Information concerning such security holdings at July 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Boston Industrial Development Financing Authority Revenue Bonds Crosstown Center Project Senior Series 2002 AMT 09/01/35 6.500%	09/20/02 - 04/07/08	4,954,979

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
Broward County Housing Finance Authority Revenue Bonds Chaves Lake Apartments Project Series 2000A AMT 07/01/40 7.500%	03/07/00	7,571,563
Cabazon Band Mission Indians Revenue Bonds Series 2004 10/01/13 13.000%	05/14/10	365,949
Cabazon Band Mission Indians Revenue Bonds Series 2004 10/01/15 8.375%	10/04/04 - 05/14/10	1,691,224
Cabazon Band Mission Indians Revenue Bonds Series 2004 10/01/19 8.750%	10/04/04 - 05/14/10	8,381,812
Cabazon Band Mission Indians Revenue Bonds Series 2010 10/01/20 8.375%	05/14/10	1,415,000
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy - Waste Water Series 2011 AMT 12/01/32 7.500%	12/22/11	1,885,000
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B 07/15/32 7.000%	07/23/08	1,820,000
Durham Housing Authority Revenue Bonds Series 2005 AMT 02/01/38 5.650%	12/18/06	3,134,147
Indianapolis Airport Authority Revenue Bonds Special Facilities-United Air Lines Project Series 1995A AMT 11/15/31 6.500%	10/17/95 - 10/31/12	780,786
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Refunding Revenue Bonds 1st Mortgage - AHF Project Series 2003 01/01/29 8.500%	12/30/03	359,073
Michigan Strategic Fund Refunding Revenue Bonds Michigan Sugar Co. - Carollton Series 1998C AMT 11/01/25 6.550%	11/24/98	4,250,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
Middlesex County Improvement Authority Revenue Bonds Heldrich Center Hotel Series 2005C 01/01/37 8.750%	09/25/07	1,461,135
Middlesex County Improvement Authority Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/37 6.250%	03/18/05	3,865,993
Rankin County Five Lakes Utility District Series 1994 07/15/37 7.000%	10/02/07	450,000
Resolution Trust Corp. Pass-Through Certificates Series 1993A 12/01/16 8.500%	08/27/93	6,650,290
Ulster County Industrial Development Agency Revenue Bonds Series 2007A 09/15/37 6.000%	10/25/07	2,000,000
Ulster County Industrial Development Agency Revenue Bonds Series 2007A 09/15/42 6.000%	10/25/07	6,951,276
Washington County Industrial Development Authority Refunding Revenue Bonds 1st Mortgage-AHF/Central Project Series 2003 01/01/29 8.500%	12/30/03	1,769,854

(e)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2014, the value of these securities amounted to $4,583,274, which represents 0.12% of net assets.

(f)  Zero coupon bond.

(g)  Variable rate security.

(h)  The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trust funds the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The municipal bonds transferred to the trusts remain in the Fund's Portfolio of Investments.

(i)  Interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2014.

(j)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(k)  The rate shown is the seven-day current annualized yield at July 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

IBC  Insurance Bond Certificate

MGIC  Mortgage Guaranty Insurance Corporation

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

VRDN  Variable Rate Demand Note

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	3,831,262,176	—	3,831,262,176
Municipal Bonds Held in Trust	—	18,667,680	—	18,667,680
Total Bonds	—	3,849,929,856	—	3,849,929,856
Short-Term Securities
Floating Rate Notes	—	71,195,000	—	71,195,000
Municipal Short Term	—	5,429,064	—	5,429,064
Total Short-Term Securities	—	76,624,064	—	76,624,064
Mutual Funds
Money Market Funds	26,495,557	—	—	26,495,557
Total Mutual Funds	26,495,557	—	—	26,495,557
Total	26,495,557	3,926,553,920	—	3,953,049,477

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Statement of Assets and Liabilities

July 31, 2014

Assets
Investments, at value (identified cost $3,608,232,585)	$3,953,049,477
Receivable for:
Investments sold	4,290,185
Capital shares sold	11,841,807
Dividends	1
Interest	44,240,000
Trustees' deferred compensation plan	376,182
Other assets	5,583
Total assets	4,013,803,235
Liabilities
Short-term floating rate notes outstanding	12,000,000
Payable for:
Capital shares purchased	4,589,219
Dividend distributions to shareholders	14,550,034
Investment management fees	40,620
Distribution and/or service fees	19,895
Transfer agent fees	428,888
Administration fees	6,477
Compensation of board members	56,626
Chief compliance officer expenses	188
Other expenses	451,940
Trustees' deferred compensation plan	376,182
Total liabilities	32,520,069
Net assets applicable to outstanding capital stock	$3,981,283,166
Represented by
Paid-in capital	$3,710,859,851
Undistributed net investment income	18,789,073
Accumulated net realized loss	(93,182,650)
Unrealized appreciation (depreciation) on:
Investments	344,816,892
Total — representing net assets applicable to outstanding capital stock	$3,981,283,166

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Statement of Assets and Liabilities (continued)

July 31, 2014

Class A
Net assets	$3,314,256,353
Shares outstanding	239,757,788
Net asset value per share	$13.82
Maximum offering price per share(a)	$14.51
Class B
Net assets	$3,442,358
Shares outstanding	249,276
Net asset value per share	$13.81
Class C
Net assets	$92,689,127
Shares outstanding	6,707,966
Net asset value per share	$13.82
Class R4
Net assets	$1,339,993
Shares outstanding	96,995
Net asset value per share	$13.82
Class R5
Net assets	$311,968
Shares outstanding	22,573
Net asset value per share	$13.82
Class Z
Net assets	$569,243,367
Shares outstanding	41,176,252
Net asset value per share	$13.82

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Statement of Operations

Year Ended July 31, 2014

Net investment income
Income:
Dividends	$1,037
Interest	209,714,995
Total income	209,716,032
Expenses:
Investment management fees	14,994,704
Distribution and/or service fees
Class A	6,696,246
Class B	43,102
Class C	887,937
Transfer agent fees
Class A	3,862,497
Class B	5,245
Class C	107,837
Class R4	770
Class R5(a)	28
Class Z	670,861
Administration fees	2,389,135
Compensation of board members	136,195
Custodian fees	26,637
Printing and postage fees	189,890
Registration fees	110,584
Professional fees	170,137
Interest expense	72,533
Chief compliance officer expenses	1,673
Other	208,887
Total expenses	30,574,898
Fees waived by Distributor — Class C	(280,401)
Expense reductions	(5,922)
Total net expenses	30,288,575
Net investment income	179,427,457
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	10,851,509
Net realized gain	10,851,509
Net change in unrealized appreciation (depreciation) on:
Investments	113,164,811
Net change in unrealized appreciation (depreciation)	113,164,811
Net realized and unrealized gain	124,016,320
Net increase in net assets resulting from operations	$303,443,777

(a) Class R5 shares are for the period from December 11, 2013 (commencement of operations) to July 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended July 31, 2014(a)	Year Ended July 31, 2013(b)
Operations
Net investment income	$179,427,457	$188,743,168
Net realized gain	10,851,509	14,847,189
Net change in unrealized appreciation (depreciation)	113,164,811	(311,399,216)
Net increase (decrease) in net assets resulting from operations	303,443,777	(107,808,859)
Distributions to shareholders
Net investment income
Class A	(146,368,923)	(151,544,076)
Class B	(164,148)	(264,003)
Class C	(3,666,007)	(3,515,554)
Class R4	(30,965)	(1,243)
Class R5	(2,624)	—
Class Z	(26,565,323)	(31,942,384)
Total distributions to shareholders	(176,797,990)	(187,267,260)
Increase (decrease) in net assets from capital stock activity	(456,194,559)	(126,009,233)
Total decrease in net assets	(329,548,772)	(421,085,352)
Net assets at beginning of year	4,310,831,938	4,731,917,290
Net assets at end of year	$3,981,283,166	$4,310,831,938
Undistributed net investment income	$18,789,073	$15,733,553

(a) Class R5 shares are for the period from December 11, 2013 (commencement of operations) to July 31, 2014.

(b) Class R4 shares are for period from March 19, 2013 (commencement of operations) to July 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014(a)		Year Ended July 31, 2013(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	6,427,346	87,089,242	10,094,276	143,754,691
Fund merger	—	—	12,568,916	179,852,375
Distributions reinvested	8,768,016	118,551,845	8,552,788	121,064,946
Redemptions	(40,533,666)	(544,036,422)	(35,834,029)	(505,443,034)
Net decrease	(25,338,304)	(338,395,335)	(4,618,049)	(60,771,022)
Class B shares
Subscriptions	3,698	50,836	22,924	326,910
Fund merger	—	—	61,895	885,042
Distributions reinvested	10,394	140,071	15,602	220,964
Redemptions(c)	(201,463)	(2,711,432)	(295,629)	(4,130,996)
Net decrease	(187,371)	(2,520,525)	(195,208)	(2,698,080)
Class C shares
Subscriptions	679,353	9,253,314	1,260,887	17,991,259
Fund merger	—	—	1,601,358	22,913,139
Distributions reinvested	219,288	2,962,618	199,041	2,810,118
Redemptions	(2,073,103)	(27,750,794)	(1,706,869)	(23,887,197)
Net increase (decrease)	(1,174,462)	(15,534,862)	1,354,417	19,827,319
Class R4 shares
Subscriptions	92,894	1,256,619	7,746	110,792
Distributions reinvested	2,250	30,732	89	1,214
Redemptions	(5,956)	(80,637)	(28)	(384)
Net increase	89,188	1,206,714	7,807	111,622
Class R5 shares
Subscriptions	22,473	309,657	—	—
Distributions reinvested	176	2,434	—	—
Redemptions	(76)	(1,053)	—	—
Net increase	22,573	311,038	—	—
Class Z shares
Subscriptions	2,584,409	35,044,075	5,938,453	84,416,359
Fund merger	—	—	288,943	4,134,412
Distributions reinvested	651,192	8,808,391	674,135	9,550,140
Redemptions	(10,851,508)	(145,114,055)	(12,821,393)	(180,579,983)
Net decrease	(7,615,907)	(101,261,589)	(5,919,862)	(82,479,072)
Total net decrease	(34,204,283)	(456,194,559)	(9,370,895)	(126,009,233)

(a) Class R5 shares are for the period from December 11, 2013 (commencement of operations) to July 31, 2014.

(b) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,						Year Ended November 30,
Class A	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.38		$14.27		$13.43		$13.13		$13.05		$11.95
Income from investment operations:
Net investment income	0.60		0.57		0.39		0.58		0.59		0.60
Net realized and unrealized gain (loss)	0.43		(0.89)		0.83		0.31		0.08		1.09
Total from investment operations	1.03		(0.32)		1.22		0.89		0.67		1.69
Less distributions to shareholders:
Net investment income	(0.59)		(0.57)		(0.38)		(0.59)		(0.59)		(0.59)
Total distributions to shareholders	(0.59)		(0.57)		(0.38)		(0.59)		(0.59)		(0.59)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$13.82		$13.38		$14.27		$13.43		$13.13		$13.05
Total return	7.89%		(2.42%)		9.18%		7.00%		5.12%		14.42%
Ratios to average net assets(c)
Total gross expenses	0.77	%(d)	0.76	%(d)	0.76	%(d)(e)	0.76	%(d)	0.80	%(d)	0.80	%(d)
Total net expenses(f)	0.77	%(d)(g)	0.76	%(d)(g)	0.76	%(d)(e)(g)	0.75	%(d)(g)	0.80	%(d)(g)	0.80	%(d)(g)
Net investment income	4.44%		4.02%		4.17	%(e)	4.41%		4.43%		4.73%
Supplemental data
Net assets, end of period (in thousands)	$3,314,256		$3,546,639		$3,848,957		$3,708,744		$1,305,921		$1,362,545
Portfolio turnover	10%		8%		5%		11%		11%		12%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended November 30,
Class B	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.37		$14.26		$13.42		$13.13		$13.05		$11.95
Income from investment operations:
Net investment income	0.50		0.46		0.32		0.48		0.49		0.50
Net realized and unrealized gain (loss)	0.43		(0.89)		0.84		0.30		0.08		1.10
Total from investment operations	0.93		(0.43)		1.16		0.78		0.57		1.60
Less distributions to shareholders:
Net investment income	(0.49)		(0.46)		(0.32)		(0.49)		(0.49)		(0.50)
Total distributions to shareholders	(0.49)		(0.46)		(0.32)		(0.49)		(0.49)		(0.50)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$13.81		$13.37		$14.26		$13.42		$13.13		$13.05
Total return	7.09%		(3.15%)		8.68%		6.12%		4.34%		13.57%
Ratios to average net assets(c)
Total gross expenses	1.52	%(d)	1.51	%(d)	1.51	%(d)(e)	1.51	%(d)	1.55	%(d)	1.55	%(d)
Total net expenses(f)	1.52	%(d)(g)	1.51	%(d)(g)	1.51	%(d)(e)(g)	1.50	%(d)(g)	1.55	%(d)(g)	1.55	%(d)(g)
Net investment income	3.69%		3.26%		3.41	%(e)	3.65%		3.69%		4.00%
Supplemental data
Net assets, end of period (in thousands)	$3,442		$5,836		$9,008		$12,630		$6,817		$12,775
Portfolio turnover	10%		8%		5%		11%		11%		12%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended November 30,
Class C	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.37		$14.26		$13.43		$13.13		$13.05		$11.95
Income from investment operations:
Net investment income	0.54		0.49		0.33		0.50		0.51		0.52
Net realized and unrealized gain (loss)	0.44		(0.89)		0.83		0.31		0.08		1.09
Total from investment operations	0.98		(0.40)		1.16		0.81		0.59		1.61
Less distributions to shareholders:
Net investment income	(0.53)		(0.49)		(0.33)		(0.51)		(0.51)		(0.51)
Total distributions to shareholders	(0.53)		(0.49)		(0.33)		(0.51)		(0.51)		(0.51)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$13.82		$13.37		$14.26		$13.43		$13.13		$13.05
Total return	7.48%		(2.97%)		8.70%		6.36%		4.49%		13.74%
Ratios to average net assets(c)
Total gross expenses	1.52	%(d)	1.51	%(d)	1.51	%(d)(e)	1.52	%(d)	1.55	%(d)	1.55	%(d)
Total net expenses(f)	1.22	%(d)(g)	1.31	%(d)(g)	1.36	%(d)(e)(g)	1.36	%(d)(g)	1.40	%(d)(g)	1.40	%(d)(g)
Net investment income	3.99%		3.47%		3.57	%(e)	3.82%		3.83%		4.11%
Supplemental data
Net assets, end of period (in thousands)	$92,689		$105,414		$93,117		$81,742		$37,377		$34,079
Portfolio turnover	10%		8%		5%		11%		11%		12%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$13.37		$14.23
Income from investment operations:
Net investment income	0.63		0.22
Net realized and unrealized gain (loss)	0.44		(0.86)
Total from investment operations	1.07		(0.64)
Less distributions to shareholders:
Net investment income	(0.62)		(0.22)
Total distributions to shareholders	(0.62)		(0.22)
Net asset value, end of period	$13.82		$13.37
Total return	8.18%		(4.56%)
Ratios to average net assets(b)
Total gross expenses	0.57	%(c)	0.56	%(c)(d)
Total net expenses(e)	0.57	%(c)(f)	0.56	%(c)(d)(f)
Net investment income	4.63%		4.39	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,340		$104
Portfolio turnover	10%		8%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to July 31, 2013.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Financial Highlights (continued)

Class R5	Year Ended July 31, 2014(a)
Per share data
Net asset value, beginning of period	$13.27
Income from investment operations:
Net investment income	0.41
Net realized and unrealized gain	0.54
Total from investment operations	0.95
Less distributions to shareholders:
Net investment income	(0.40)
Total distributions to shareholders	(0.40)
Net asset value, end of period	$13.82
Total return	7.24%
Ratios to average net assets(b)
Total gross expenses	0.51	%(c)(d)
Total net expenses(e)	0.51	%(c)(d)
Net investment income	4.69	%(d)
Supplemental data
Net assets, end of period (in thousands)	$312
Portfolio turnover	10%

Notes to Financial Highlights

(a)  For the period from December 11, 2013 (commencement of operations) to July 31, 2014.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended July 31,						Year Ended November 30,
Class Z	2014		2013		2012(a)		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.38		$14.27		$13.43		$13.13		$13.05		$11.95
Income from investment operations:
Net investment income	0.63		0.60		0.41		0.61		0.62		0.62
Net realized and unrealized gain (loss)	0.43		(0.90)		0.83		0.30		0.07		1.10
Total from investment operations	1.06		(0.30)		1.24		0.91		0.69		1.72
Less distributions to shareholders:
Net investment income	(0.62)		(0.59)		(0.40)		(0.61)		(0.61)		(0.62)
Total distributions to shareholders	(0.62)		(0.59)		(0.40)		(0.61)		(0.61)		(0.62)
Proceeds from regulatory settlements	—		—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$13.82		$13.38		$14.27		$13.43		$13.13		$13.05
Total return	8.10%		(2.22%)		9.32%		7.16%		5.33%		14.64%
Ratios to average net assets(c)
Total gross expenses	0.57	%(d)	0.56	%(d)	0.56	%(d)(e)	0.59	%(d)	0.60	%(d)	0.60	%(d)
Total net expenses(f)	0.57	%(d)(g)	0.56	%(d)(g)	0.56	%(d)(e)(g)	0.56	%(d)(g)	0.60	%(d)(g)	0.60	%(d)(g)
Net investment income	4.63%		4.21%		4.37	%(e)	4.68%		4.63%		4.93%
Supplemental data
Net assets, end of period (in thousands)	$569,243		$652,839		$780,836		$716,844		$793,302		$833,847
Portfolio turnover	10%		8%		5%		11%		11%		12%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Tax-Exempt Fund

Notes to Financial Statements

July 31, 2014

Note 1. Organization

Columbia Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on December 11, 2013.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use

Annual Report 2014

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2014

assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Inverse Floater Program Transactions

The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund's investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption "Short-term floating rate notes outstanding" in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at July 31, 2014 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the year ended July 31, 2014, the average value of short-term floating rate notes outstanding was $12,000,000 and the average interest rate and fees related to these short-term floating rate notes was 0.60%.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Annual Report 2014

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2014

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.41% to 0.25% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2014 was 0.37% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2014 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time.

Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended July 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.12%
Class B	0.12
Class C	0.12
Class R4	0.11
Class R5*	0.05
Class Z	0.12

*Annualized

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and

Annual Report 2014

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2014

observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At July 31, 2014, the Fund's total potential future obligation over the life of the Guaranty is $524,409. The liability remaining at July 31, 2014 for non-recurring charges associated with the lease amounted to $306,855 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 2014, these minimum account balance fees reduced total expenses by $5,922.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,185,213 for Class A, $3,938 for Class B, and $9,358 for Class C for the year ended July 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	Fee Rates Contractual through November 30, 2014
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.61
Class R5	0.57	*
Class Z	0.61

*Fee rate is contractual from December 11, 2013 (the commencement of operations of Class R5 shares) through November 30, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, Trustees' deferred compensation, distributions, post-October capital

Annual Report 2014

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2014

losses and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$426,053
Accumulated net realized loss	(237,420)
Paid-in capital	(188,633)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2014	2013
Ordinary income	$600,042	$577,953
Tax-exempt income	176,197,948	186,689,307
Total	176,797,990	187,267,260

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	25,501,588
Capital loss carryforwards	(71,867,306)
Net unrealized appreciation	365,598,491

At July 31, 2014, the cost of investments for federal income tax purposes was $3,587,450,986 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$407,258,953
Unrealized depreciation	(41,660,462)
Net unrealized appreciation	365,598,491

The following capital loss carryforwards, determined at July 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	49,408,912
2017	1,455,576
2018	6,621,391
2019	14,381,427
Total	88,625,795

For the year ended July 31, 2014, $16,756,489 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2014, the Fund will elect to treat post-October capital losses of $11,703,816 as arising on August 1.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $409,435,760 and $881,866,404, respectively, for the year ended July 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At July 31, 2014, one unaffiliated shareholder of record owned 10.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 43.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to

Annual Report 2014

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2014

December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended July 31, 2014.

Note 8. Fund Reorganization

At the close of business on April 26, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Connecticut Tax-Exempt Fund and Columbia Massachusetts Tax-Exempt Fund, both, a series of Columbia Funds Series Trust I (the acquired funds). The reorganization was completed after shareholders of the acquired fund approved a plan of reorganization on March 15, 2013. The purpose of the transaction was to combine several funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the reorganization were $4,602,092,798 and the combined net assets immediately after the reorganization were $4,809,877,766.

The reorganization was accomplished by a tax-free exchange of 10,574,200 shares of the Columbia Connecticut Tax-Exempt Fund valued at $85,625,779 (including $7,754,847 of unrealized appreciation) and 15,326,301 shares of Columbia Massachusetts Tax-Exempt Fund valued at $122,159,189 (including $11,901,974 of unrealized appreciation).

In exchange for the acquired funds' shares, the Fund issued the following number of shares:

Shares
Class A	12,568,916
Class B	61,895
Class C	1,601,358
Class Z	288,943

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired funds' cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the reorganization and the combined fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the reorganization was completed.

Assuming the reorganization had been completed on August 1, 2012, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended July 31, 2013 would have been approximately $157.8 million, $16.9 million, $(313.4) million and $(138.7) million, respectively.

Note 9. Significant Risks

Geographic Concentration Risk

To the extent that the Fund concentrates its investments in the municipal securities issued by a particular state(s) and political sub-divisions of the state(s), the Fund will be particularly affected by political and economic conditions and developments in such state(s) in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently

Annual Report 2014

Columbia Tax-Exempt Fund

Notes to Financial Statements (continued)

July 31, 2014

the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014

Columbia Tax-Exempt Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Tax-Exempt Fund (the "Fund", a series of Columbia Funds Series Trust I) at July 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2014

Annual Report 2014

Columbia Tax-Exempt Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Exempt-Interest Dividends	99.66%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

Annual Report 2014

Columbia Tax-Exempt Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014

Columbia Tax-Exempt Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014

Columbia Tax-Exempt Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014

Columbia Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Tax-Exempt Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4. 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2014

Columbia Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the 37th, 27th and 45th percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the 3rd quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk

Annual Report 2014

Columbia Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement (continued)

profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund for retail funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the

Annual Report 2014

Columbia Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement (continued)

reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014

This page intentionally left blank.

Annual Report 2014

Columbia Tax-Exempt Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014

Columbia Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN233_07_D01_(09/14)

Annual Report

July 31, 2014

Columbia Global Inflation-Linked Bond Plus Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period's best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Global Inflation-Linked Bond Plus Fund

Portfolio Overview	2
Understanding Your Fund's Expenses	3
Portfolio of Investments	4
Statement of Assets and Liabilities	8
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	26
Federal Income Tax Information	27
Trustees and Officers	28
Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement	31
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Global Inflation-Linked Bond Plus Fund

Portfolio Overview

(Unaudited)

Country Breakdown (%) (at July 31, 2014)
Brazil	1.8
France	8.9
Germany	3.5
Italy	10.7
New Zealand	2.6
Portugal	2.2
Spain	2.2
Sweden	1.1
United Kingdom	23.7
United States (a)	43.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Quality Breakdown (%) (at July 31, 2014)
AAA rating	45.9
AA rating	36.6
BBB rating	15.2
Non-investment grade	2.3
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the median rating of Moody's, S&P, and Fitch, as available. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by one of these agencies, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

Portfolio Management

Orhan Imer, Ph.D., CFA

Dave Chappell

Annual Report 2014
2

Columbia Global Inflation-Linked Bond Plus Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 12, 2014 – July 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class I	1,000.00	1,000.00	1,041.00	*	1,021.08	2.98	*	3.76	0.75	*
Class W	1,000.00	1,000.00	1,006.80	**	1,019.09	1.11	**	5.76	1.15	**
Class Z	1,000.00	1,000.00	1,041.00	*	1,020.33	3.57	*	4.51	0.90	*

*For the period March 12, 2014 (commencement of operations) through July 31, 2014.

**For the period June 25, 2014 through July 31, 2014. Class W shares commenced operations on June 25, 2014.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
3

Columbia Global Inflation-Linked Bond Plus Fund

Portfolio of Investments

July 31, 2014

(Percentages represent value of investments compared to net assets)

Inflation-Indexed Bonds(a) 92.2%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Brazil 1.8%
Brazil Notas do Tesouro Nacional Senior Unsecured 08/15/40	6.000%	BRL	196,247	87,672
France 8.7%
France Government Bond OAT 07/25/24	0.250%	EUR	228,944	316,044
France Government Bond OAT 07/25/18	0.250%	EUR	83,337	115,278
Total				431,322
Germany 3.4%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond 04/15/30	0.500%	EUR	45,546	65,061
Deutsche Bundesrepublik Inflation-Linked Bond 04/15/16	1.500%	EUR	75,671	103,825
Total				168,886
Italy 10.5%
Italy Buoni Poliennali Del Tesoro 09/15/19	2.350%	EUR	210,678	307,678
09/15/35	2.350%	EUR	89,808	126,284
Senior Unsecured 09/15/23	2.600%	EUR	57,179	84,905
Total				518,867
New Zealand 2.6%
New Zealand Government Bond Senior Unsecured 09/20/25	2.000%	NZD	102,373	83,536
New Zealand Government Bond Senior Unsecured 09/20/30	3.000%	NZD	50,727	44,193
Total				127,729
Spain 2.1%
Spain Government Inflation Linked Bond(b) 11/30/24	1.800%	EUR	75,227	105,829
Sweden 1.0%
Sweden Inflation-Linked Bond 06/01/25	1.000%	SEK	324,839	50,911
United Kingdom 23.2%
United Kingdom Gilt Inflation Linked 11/22/19	0.125%	GBP	35,853	63,745
Inflation-Indexed Bonds(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
United Kingdom Gilt Inflation-Linked 07/17/24	2.500%	GBP	88,049	189,631
03/22/34	0.750%	GBP	154,266	303,036
03/22/44	0.125%	GBP	105,557	188,853
03/22/52	0.250%	GBP	58,145	110,960
03/22/62	0.375%	GBP	81,381	170,896
Senior Unsecured 03/22/29	0.125%	GBP	70,058	122,255
Total				1,149,376
United States 38.9%
U.S. Treasury Inflation-Indexed Bond 04/15/15	0.500%		219,554	221,612
04/15/16	0.125%		134,724	137,566
04/15/17	0.125%		146,638	150,464
01/15/21	1.125%		119,628	128,619
01/15/24	0.625%		112,154	115,808
01/15/25	2.375%		44,173	53,336
01/15/26	2.000%		245,719	288,950
01/15/28	1.750%		158,981	183,362
04/15/28	3.625%		58,835	82,659
01/15/29	2.500%		127,427	161,145
04/15/32	3.375%		20,104	29,085
02/15/40	2.125%		181,612	232,861
02/15/44	1.375%		127,596	141,791
Total				1,927,258
Total Inflation-Indexed Bonds (Cost: $4,475,356)				4,567,850

Foreign Government Obligations(a) 2.1%

Portugal 2.1%
Portugal Obrigacoes do Tesouro OT Senior Unsecured(b) 04/15/21	3.850%	EUR	75,000	105,900
Total Foreign Government Obligations (Cost: $108,197)				105,900

Money Market Funds 3.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.097%(c)(d)	167,057	167,057

Total Money Market Funds (Cost: $167,057)	167,057
Total Investments (Cost: $4,750,610)	4,840,807
Other Assets & Liabilities, Net	111,553
Net Assets	4,952,360

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
4

Columbia Global Inflation-Linked Bond Plus Fund

Portfolio of Investments (continued)

July 31, 2014

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at July 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Bank PLC	08/25/2014	902,000 EUR	1,219,599 USD	11,694	—
Barclays Bank PLC	09/08/2014	28,075 USD	30,000 AUD	—	(265)
Barclays Bank PLC	09/12/2014	150,000 NZD	126,632 USD	—	(291)
Standard Chartered Bank	08/06/2014	640,000 SEK	93,411 USD	634	—
Standard Chartered Bank	09/04/2014	712,000 GBP	1,213,981 USD	12,221	—
Total				24,549	(556)

Futures Contracts Outstanding at July 31, 2014

At July 31, 2014, cash totaling $18,772 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
AUST 3YR BOND	(2)	AUD	(203,421)	09/2014	850	—
EURO-BOBL	(2)	EUR	(343,788)	09/2014	—	(1,203)
EURO-BUND	(1)	EUR	(198,166)	09/2014	—	(4,484)
US 5YR NOTE	(4)	USD	(475,344)	09/2014	2,148	—
US 10YR NOTE	(3)	USD	(373,828)	09/2014	556	—
US LONG BOND	(2)	USD	(274,813)	09/2014	—	(3,488)
Total					3,554	(9,175)

Interest Rate Swap Contracts Outstanding at July 31, 2014

At July 31, 2014, cash totaling $5,517 was pledged as collateral to cover open centrally cleared interest rate swap contracts.

Counterparty	Floating Rate Index	Fund Pay/ Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	6-Month GBP LIBOR-BBA	Pay	1.991	05/14/2019	GBP	250,000	(240)	—	(1,859)

*Centrally cleared swap contract

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
5

Columbia Global Inflation-Linked Bond Plus Fund

Portfolio of Investments (continued)

July 31, 2014

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2014, the value of these securities amounted to $211,729 or 4.28% of net assets.

(c)  The rate shown is the seven-day current annualized yield at July 31, 2014.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	20,000	5,519,437	(5,372,380)	167,057	82	167,057

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

EUR  Euro

GBP  British Pound

NZD  New Zealand Dollar

SEK  Swedish Krona

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
6

Columbia Global Inflation-Linked Bond Plus Fund

Portfolio of Investments (continued)

July 31, 2014

Fair Value Measurements (continued)

used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Inflation-Indexed Bonds	—	4,567,850	—	4,567,850
Foreign Government Obligations	—	105,900	—	105,900
Total Bonds	—	4,673,750	—	4,673,750
Mutual Funds
Money Market Funds	167,057	—	—	167,057
Total Mutual Funds	167,057	—	—	167,057
Investments in Securities	167,057	4,673,750	—	4,840,807
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	24,549	—	24,549
Futures Contracts	3,554	—	—	3,554
Liabilities
Forward Foreign Currency Exchange Contracts	—	(556)	—	(556)
Futures Contracts	(9,175)	—	—	(9,175)
Swap Contracts	—	(1,859)	—	(1,859)
Total	161,436	4,695,884	—	4,857,320

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia Global Inflation-Linked Bond Plus Fund

Statement of Assets and Liabilities

July 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $4,583,553)	$4,673,750
Affiliated issuers (identified cost $167,057)	167,057
Total investments (identified cost $4,750,610)	4,840,807
Foreign currency (identified cost $49,335)	48,915
Margin deposits	24,289
Unrealized appreciation on forward foreign currency exchange contracts	24,549
Premiums paid on outstanding swap contracts	240
Receivable for:
Investments sold	3,089
Dividends	7
Interest	12,350
Reclaims	1,034
Variation margin	757
Expense reimbursement due from Investment Manager	26
Trustees' deferred compensation plan	326
Other assets	28,765
Total assets	4,985,154
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	556
Payable for:
Capital shares purchased	2,207
Variation margin	857
Investment management fees	84
Transfer agent fees	1
Administration fees	11
Chief compliance officer expenses	1
Other expenses	28,751
Trustees' deferred compensation plan	326
Total liabilities	32,794
Net assets applicable to outstanding capital stock	$4,952,360
Represented by
Paid-in capital	$4,756,739
Undistributed net investment income	60,680
Accumulated net realized gain	28,906
Unrealized appreciation (depreciation) on:
Investments	90,197
Foreign currency translations	(675)
Forward foreign currency exchange contracts	23,993
Futures contracts	(5,621)
Swap contracts	(1,859)
Total — representing net assets applicable to outstanding capital stock	$4,952,360

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia Global Inflation-Linked Bond Plus Fund

Statement of Assets and Liabilities (continued)

July 31, 2014

Class I
Net assets	$4,931,892
Shares outstanding	473,698
Net asset value per share	$10.41
Class W
Net assets	$10,063
Shares outstanding	971
Net asset value per share(a)	$10.37
Class Z
Net assets	$10,405
Shares outstanding	1,000
Net asset value per share	$10.41

(a) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia Global Inflation-Linked Bond Plus Fund

Statement of Operations

Year Ended July 31, 2014(a)

Net investment income
Income:
Dividends — affiliated issuers	$82
Interest	59,910
Total income	59,992
Expenses:
Investment management fees	11,647
Distribution and/or service fees
Class W(b)	2
Transfer agent fees
Class W(b)	2
Class Z	9
Administration fees	1,503
Compensation of board members	3,633
Custodian fees	7,081
Printing and postage fees	5,275
Registration fees	2,067
Professional fees	19,375
Offering costs	3,893
Chief compliance officer expenses	1
Other	1,502
Total expenses	55,990
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(41,890)
Total net expenses	14,100
Net investment income	45,892
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	35,489
Foreign currency translations	3,123
Forward foreign currency exchange contracts	8,108
Futures contracts	(3,021)
Swap contracts	(5)
Net realized gain	43,694
Net change in unrealized appreciation (depreciation) on:
Investments	90,197
Foreign currency translations	(675)
Forward foreign currency exchange contracts	23,993
Futures contracts	(5,621)
Swap contracts	(1,859)
Net change in unrealized appreciation (depreciation)	106,035
Net realized and unrealized gain	149,729
Net increase in net assets resulting from operations	$195,621

(a) For the period from March 12, 2014 (commencement of operations) to July 31, 2014.

(b) For the period from June 25, 2014 (commencement of operations) to July 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia Global Inflation-Linked Bond Plus Fund

Statement of Changes in Net Assets

Year Ended July 31, 2014(a)
Operations
Net investment income	$45,892
Net realized gain	43,694
Net change in unrealized appreciation (depreciation)	106,035
Net increase in net assets resulting from operations	195,621
Increase (decrease) in net assets from capital stock activity	4,736,739
Total increase in net assets	4,932,360
Net assets at beginning of year	20,000
Net assets at end of year	$4,952,360
Undistributed net investment income	$60,680

(a) For the period from March 12, 2014 (commencement of operations) to July 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia Global Inflation-Linked Bond Plus Fund

Statement of Changes in Net Assets (continued)

	Year Ended July 31, 2014(a)(b)
	Shares	Dollars ($)
Capital stock activity
Class I shares
Subscriptions	506,758	5,069,026
Redemptions	(34,060)	(342,287)
Net increase	472,698	4,726,739
Class W shares
Subscriptions	971	10,000
Net increase	971	10,000
Total net increase	473,669	4,736,739

(a) For the period from March 12, 2014 (commencement of operations) to July 31, 2014.

(b) Class W shares are for the period from June 25, 2014 (commencement of operations) to July 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia Global Inflation-Linked Bond Plus Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Class I	Year Ended July 31, 2014(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.10
Net realized and unrealized gain	0.31
Total from investment operations	0.41
Net asset value, end of period	$10.41
Total return	4.10%
Ratios to average net assets(b)
Total gross expenses	2.18	%(c)
Total net expenses(d)	0.75	%(c)
Net investment income	2.44	%(c)
Supplemental data
Net assets, end of period (in thousands)	$4,932
Portfolio turnover	54%

Notes to Financial Highlights

(a)  For the period from March 12, 2014 (commencement of operations) to July 31, 2014.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia Global Inflation-Linked Bond Plus Fund

Financial Highlights (continued)

Class W	Year Ended July 31, 2014(a)
Per share data
Net asset value, beginning of period	$10.30
Income from investment operations:
Net investment income	0.04
Net realized and unrealized gain	0.03
Total from investment operations	0.07
Net asset value, end of period	$10.37
Total return	0.68%
Ratios to average net assets(b)
Total gross expenses	2.03	%(c)
Total net expenses(d)	1.15	%(c)
Net investment income	3.68	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	54%

Notes to Financial Highlights

(a)  For the period from June 25, 2014 (commencement of operations) to July 31, 2014.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia Global Inflation-Linked Bond Plus Fund

Financial Highlights (continued)

Class Z	Year Ended July 31, 2014(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.09
Net realized and unrealized gain	0.32
Total from investment operations	0.41
Net asset value, end of period	$10.41
Total return	4.10%
Ratios to average net assets(b)
Total gross expenses	2.40	%(c)
Total net expenses(d)	0.90	%(c)
Net investment income	2.28	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	54%

Notes to Financial Highlights

(a)  For the period from March 12, 2014 (commencement of operations) to July 31, 2014.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia Global Inflation-Linked Bond Plus Fund

Notes to Financial Statements

July 31, 2014

Note 1. Organization

Columbia Global Inflation-Linked Bond Plus Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On March 10, 2014, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $20,000 in the Fund (1,000 shares for Class I and 1,000 shares for Class Z), which represented the initial capital for each class at $10.00 per share. Shares of the Fund were first offered to the public on March 12, 2014.

These financial statements cover the period from March 12, 2014 (commencement of operations) through July 31, 2014.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class I, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on June 25, 2014.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the New York Stock Exchange (NYSE). Net realized and unrealized gains (losses)

Annual Report 2014
16

Columbia Global Inflation-Linked Bond Plus Fund

Notes to Financial Statements (continued)

July 31, 2014

on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the

Annual Report 2014
17

Columbia Global Inflation-Linked Bond Plus Fund

Notes to Financial Statements (continued)

July 31, 2014

financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund

Annual Report 2014
18

Columbia Global Inflation-Linked Bond Plus Fund

Notes to Financial Statements (continued)

July 31, 2014

and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to gain exposure to or protect itself from market rate changes. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2014:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	24,549	—	24,549	556	—	—	23,993

Annual Report 2014
19

Columbia Global Inflation-Linked Bond Plus Fund

Notes to Financial Statements (continued)

July 31, 2014

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount ($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	556	—	556	556	—	—	—
Centrally Cleared Swap Contracts(e)	545	—	545	—	545	—	—
Total	1,101	—	1,101	556	545	—	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

(e) Centrally cleared swaps are included within payable for variation margin on the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at July 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Premiums paid on outstanding swap contracts	240
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	24,549
Interest rate risk	Net assets — unrealized appreciation on futures contracts	3,554	*
Total		28,343
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	556
Interest rate risk	Net assets — unrealized depreciation on futures contracts	9,175	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	1,859	*
Total		11,590

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2014
20

Columbia Global Inflation-Linked Bond Plus Fund

Notes to Financial Statements (continued)

July 31, 2014

The following table indicates the effect of derivative instruments in the Statement of Operations for the year ended July 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Foreign exchange risk	8,108	—	—	8,108
Interest rate risk	—	(3,021)	(5)	(3,026)
Total	8,108	(3,021)	(5)	5,082
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Foreign exchange risk	23,993	—	—	23,993
Interest rate risk	—	(5,621)	(1,859)	(7,480)
Total	23,993	(5,621)	(1,859)	16,513

The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	186,633
Futures contracts — Short	1,375,993
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	12,586	(13,853)
Interest rate swaps	—	(930)

*Based on the ending quarterly outstanding amounts for the year ended July 31, 2014.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts,

are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to

Annual Report 2014
21

Columbia Global Inflation-Linked Bond Plus Fund

Notes to Financial Statements (continued)

July 31, 2014

distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 changes the accounting for certain reverse repurchase agreements and similar transactions accounted for as secured borrowings. The disclosure requirements are effective for interim and annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.62% of the Fund's average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.

For the period ended July 31, 2014, there were no expenses incurred for these particular items.

Offering Costs

Offering costs were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is

Annual Report 2014
22

Columbia Global Inflation-Linked Bond Plus Fund

Notes to Financial Statements (continued)

July 31, 2014

responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the period ended July 31, 2014, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class W	0.19%
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the period ended July 31, 2014, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class W shares of the

Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.25% of the average daily net assets attributable to Class W shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	Fee Rates Contractual through November 30, 2015
Class I	0.75%
Class W	1.15	*
Class Z	0.90

*Fee rate is contractual from June 25, 2014 (the commencement of operations of Class W shares) through November 30, 2015.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax

Annual Report 2014
23

Columbia Global Inflation-Linked Bond Plus Fund

Notes to Financial Statements (continued)

July 31, 2014

regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2014, these differences are primarily due to differing treatment for Trustees' deferred compensation, foreign currency transactions, derivative investments, swap mark-to-market and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$14,788
Accumulated net realized gain	(14,788)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the year ended July 31, 2014, there were no distributions.

At July 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$143,155
Undistributed long-term capital gains	6,838
Net unrealized appreciation	90,197

At July 31, 2014, the cost of investments for federal income tax purposes was $4,750,610 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$114,188
Unrealized depreciation	(23,991)
Net unrealized appreciation	$90,197

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $6,993,032 and $2,482,102, respectively, for the year ended July 31, 2014, of which $1,946,876 and $110,261, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the period ended July 31, 2014.

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S.

Annual Report 2014
24

Columbia Global Inflation-Linked Bond Plus Fund

Notes to Financial Statements (continued)

July 31, 2014

securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Inflation Protected Securities Risk

Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
25

Columbia Global Inflation-Linked Bond Plus Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Global Inflation-Linked Bond Plus Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Inflation-Linked Bond Plus Fund (the "Fund", a series of Columbia Funds Series Trust I) at July 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period March 12, 2014 (commencement of operations) through July 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 19, 2014

Annual Report 2014
26

Columbia Global Inflation-Linked Bond Plus Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Capital Gain Dividend	$7,180

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014
27

Columbia Global Inflation-Linked Bond Plus Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014
28

Columbia Global Inflation-Linked Bond Plus Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012 (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Oversees 188; Director, Ameriprise Certificate Company, 2006-January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
29

Columbia Global Inflation-Linked Bond Plus Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010.

Annual Report 2014
30

Columbia Global Inflation-Linked Bond Plus Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement

On January 24, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Global Inflation-Linked Bond Plus Fund (the "Fund"), a series of the Trust. On March 5, 2014, the Board unanimously approved the Subadvisory Agreement (the "Subadvisory Agreement") between the Investment Manager and Threadneedle International Limited (the "Subadviser") with respect to the Fund. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the Advisory Agreement and the Subadvisory Agreement (collectively, the "Agreements").

In connection with their deliberations regarding the proposed Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials, as well as other materials provided by the Investment Manager in connection with its most recent annual approval of the continuation of the advisory agreements with respect to other series of the Trust, with representatives of the Investment Manager at the Committee meeting held on December 3, 2013, and at the Board meetings held on October 22, 2013, December 3, 2013, and January 24, 2014. In connection with their deliberations regarding the proposed Subadvisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials, as well as other materials provided by the Investment Manager in connection with its most recent and its upcoming annual approval of the continuation of the advisory agreements with respect to other series of the Trust, with representatives of the Investment Manager at the Committee meeting held on March 4, 2014, and at the Board meeting held on March 5, 2014. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On January 24, 2014, the Board, including the Independent Trustees, voting separately, approved the Advisory Agreement for the Fund. On March 5, 2014, the Board, including the Independent Trustees, voting separately, approved the Subadvisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the Agreements for the Fund included the following:

•  Information regarding the reputation, financial strength, regulatory history and resources of the Investment Manager and the Subadviser, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Fund;

•  Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager's and the Subadviser's compliance system by the Fund's Chief Compliance Officer;

•  The terms and conditions of the Agreements, the Investment Manager's current expectations regarding the allocation of investment responsibilities to the Subadviser and the fact that shareholder approval of a Subadvisory Agreement would be required if such a Subadvisory Agreement were to be entered into after the public offering of the Fund;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2015 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed annual rates of 0.75% for Class I and 0.90% for Class Z;

•  Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices; and

•  Information regarding the investment management fees and other expenses of the Fund relative to those of comparable funds determined by the independent third-party data provider to be in the same peer group or universe of funds.

Annual Report 2014
31

Columbia Global Inflation-Linked Bond Plus Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement (continued)

Nature, Extent and Quality of Services to be Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager and the Subadviser and the Investment Manager's affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the similar type of services currently provided by the Investment Manager to other funds in the fund complex, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadviser and the Investment Manager's affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadviser, which included consideration of the Investment Manager's and the Subadviser's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. The Committee and the Board also noted that the Board had approved each Subadviser's code of ethics and compliance program, and that the Chief Compliance Officer of the Funds monitors each code of ethics and compliance program.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Agreements supported the approval of the Agreements.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Agreements as well as the total expenses expected to be incurred by the Fund. In assessing the reasonableness of the proposed fees under the Agreements, the Committee and the Board considered, among other information, the Fund's proposed advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Board also took into account the proposed fee waiver and expense limitation arrangements that the Investment Manager and Subadviser would observe during the Fund's first year, and the advisory fees and total expense ratios of comparable funds identified by the independent third-party data provider for purposes of expense comparison.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the advisory fee rates and expenses of the Fund supported the approval of the Agreements.

Costs of Services to be Provided and Profitability

The Committee and the Board considered information provided by the Investment Manager with respect to estimated costs of services and profitability, and expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Committee's and the Board's next review and consideration of the continuation of the Agreements. The Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the expected expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Agreements.

Annual Report 2014
32

Columbia Global Inflation-Linked Bond Plus Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement (continued)

Investment Performance

Because the Fund had not yet commenced operations, the Committee and the Board did not have investment performance to compare to the returns of a group of comparable mutual funds. However, the Committee and the Board expected to consider, in connection with their next review and consideration of the continuation of the Agreements, the investment performance of the Fund in relation to the annualized return for various time periods of both a group of comparable funds, as determined by the independent third party data provider, and a benchmark.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the performance of the Investment Manager and the Subadviser supported approval of the Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedule for the Fund did not contain breakpoints.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions to be generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching its decision to recommend or approve the proposed Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on its evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, approved the Agreements.

Annual Report 2014
33

This page intentionally left blank.

Annual Report 2014
34

This page intentionally left blank.

Annual Report 2014
35

This page intentionally left blank.

Annual Report 2014
36

Columbia Global Inflation-Linked Bond Plus Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
37

Columbia Global Inflation-Linked Bond Plus Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN250_07_D01_(09/14)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the five series of the registrant whose reports to stockholders are included in this annual filing.  Fiscal year 2014 includes fees for a fund that commenced operations in March 2014.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2014 and July 31, 2013 are approximately as follows:

2014	2013
$121,400	$107,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2013 also includes audit fees for the review and provision of consent in connection with filing Form N-14 for fund mergers.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2014 and July 31, 2013 are approximately as follows:

2014	2013
$1,600	$3,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2013 also includes Audit-Related Fees for agreed-upon procedures related to fund mergers.

During the fiscal years ended July 31, 2014 and July 31, 2013, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2014 and July 31, 2013 are approximately as follows:

2014	2013
$14,300	$14,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended July 31, 2014 and July 31, 2013, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2014 and July 31, 2013 are approximately as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2014 and July 31, 2013 are approximately as follows:

2014	2013
$325,000	$231,400

In both fiscal years 2014 and 2013, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended July 31, 2014 and July 31, 2013 are approximately as follows:

2014	2013
$340,900	$249,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	September 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	September 19, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	September 19, 2014